UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

        Date of fiscal year end: December 31

Date of reporting period: 9/28/2012

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS September 28, 2012* / Unaudited

	Shares	Value
Common Stocks–98.1%
Consumer Discretionary–20.2%
Distributors–0.5%
LKQ Corp.[1]	159,720	$2,954,820
Hotels, Restaurants & Leisure–3.8%
Chipotle Mexican Grill, Inc., Cl. A1	21,211	6,735,341
Dunkin’ Brands Group, Inc.	142,550	4,161,747
Gaylord Entertainment Co., Cl. A1	65,300	2,581,309
Panera Bread Co., Cl. A1	58,700	10,031,243

		23,509,640
Household Durables–1.0%
Lennar Corp., Cl. A	186,710	6,491,907
Multiline Retail–2.7%
Dollar Tree, Inc.[1]	250,000	12,068,750
Nordstrom, Inc.	91,810	5,066,076

		17,134,826
Specialty Retail–8.9%
Foot Locker, Inc.	107,920	3,831,160
Genesco, Inc.[1]	72,480	4,836,590
GNC Holdings, Inc., Cl. A	119,900	4,672,503
PetSmart, Inc.	110,700	7,636,086
Sally Beauty Holdings, Inc.[1]	301,540	7,565,639
Tractor Supply Co.	96,500	9,542,885
Ulta Salon, Cosmetics & Fragrance, Inc.	146,070	14,067,271
Urban Outfitters, Inc.[1]	80,370	3,018,697

		55,170,831
Textiles, Apparel & Luxury Goods–3.3%
lululemon athletica, Inc.[1]	51,640	3,818,262
Michael Kors Holdings Ltd.[1]	159,770	8,496,569
Under Armour, Inc., Cl. A1	143,400	8,006,022

		20,320,853
Consumer Staples–4.9%
Beverages–1.0%
Monster Beverage Corp.[1]	117,210	6,348,094
Food & Staples Retailing–3.0%
Fresh Market, Inc. (The)[1]	114,910	6,892,302
Whole Foods Market, Inc.	122,150	11,897,410

		18,789,712
Personal Products–0.9%
Estee Lauder Cos., Inc. (The), Cl. A	89,520	5,511,746
Energy–7.6%
Energy Equipment & Services–4.0%
Atwood Oceanics, Inc.[1]	156,150	7,097,017
Core Laboratories NV	26,070	3,166,984
Oceaneering International, Inc.	117,380	6,485,245
Oil States International, Inc.[1]	101,230	8,043,736

		24,792,982
Oil, Gas & Consumable Fuels–3.6%
Cabot Oil & Gas Corp., Cl. A	140,390	6,303,511
Concho Resources, Inc.[1]	92,830	8,795,642
Laredo Petroleum Holdings, Inc.[1]	68,720	1,510,466
Oasis Petroleum, Inc.[1]	197,210	5,811,779

		22,421,398
Financials–6.6%
Capital Markets–2.0%
Affiliated Managers Group, Inc.[1]	76,220	9,375,060
Raymond James Financial, Inc.	82,000	3,005,300

		12,380,360
Commercial Banks–2.1%
First Republic Bank	141,430	4,873,678
Signature Bank[1]	76,410	5,125,583
SVB Financial Group[1]	48,800	2,950,448

		12,949,709
Insurance–1.8%
Arthur J. Gallagher & Co.	130,820	4,685,972
ProAssurance Corp.	70,640	6,388,682

		11,074,654
Real Estate Investment Trusts (REITs)–0.7%
Digital Realty Trust, Inc.	64,780	4,524,883
Health Care–15.6%
Biotechnology–4.2%
Alexion Pharmaceuticals, Inc.[1]	134,890	15,431,416
Medivation, Inc.[1]	70,040	3,947,454
Onyx Pharmaceuticals, Inc.[1]	46,060	3,892,070
Regeneron Pharmaceuticals, Inc.[1]	22,340	3,410,424

		26,681,364
Health Care Equipment & Supplies–4.6%
Cooper Cos., Inc. (The)	94,430	8,919,858

1	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS September 28, 2012* / Unaudited

	Shares	Value
Health Care Equipment & Services (Continued)
Edwards Lifesciences Corp.[1]	83,090	$8,921,373
IDEXX Laboratories, Inc.[1]	57,030	5,665,930
Sirona Dental Systems, Inc.[1]	100,110	5,702,266

		29,209,427
Health Care Providers & Services–3.4%
Catamaran Corp.[1]	118,137	11,573,882
DaVita, Inc.[1]	36,830	3,815,956
HMS Holdings Corp.[1]	167,760	5,608,217

		20,998,055
Health Care Technology–1.6%
Cerner Corp.[1]	125,980	9,752,112
Pharmaceuticals–1.8%
Perrigo Co.	38,600	4,484,162
Watson Pharmaceuticals, Inc.[1]	81,400	6,932,024

		11,416,186
Industrials–13.1%
Aerospace & Defense–3.4%
B/E Aerospace, Inc.[1]	114,860	4,835,606
Hexcel Corp.[1]	196,890	4,729,298
TransDigm Group, Inc.[1]	78,720	11,168,006

		20,732,910
Building Products–0.7%
Fortune Brands Home & Security, Inc.[1]	166,060	4,485,281
Commercial Services & Supplies–1.2%
Clean Harbors, Inc.[1]	69,940	3,416,569
Stericycle, Inc.[1]	46,130	4,175,688

		7,592,257
Electrical Equipment–2.7%
AMETEK, Inc.	274,992	9,748,466
Roper Industries, Inc.	65,690	7,218,674

		16,967,140
Machinery–1.8%
Nordson Corp.	50,710	2,972,620
Wabtec Corp.	104,620	8,399,940

		11,372,560
Professional Services–0.7%
IHS, Inc., Cl. A1	46,630	4,539,430
Road & Rail–1.4%
Kansas City Southern	114,980	8,713,184
Trading Companies & Distributors–1.2%
Fastenal Co.	64,750	2,783,602
United Rentals, Inc.[1]	136,700	4,471,457

		7,255,059
Information Technology–23.7%
Communications Equipment–1.4%
Aruba Networks, Inc.[1]	69,260	1,570,595
F5 Networks, Inc.[1]	32,620	3,415,314
Palo Alto Networks, Inc.[1]	55,170	3,396,817

		8,382,726
Internet Software & Services–6.7%
CoStar Group, Inc.[1]	45,500	3,710,070
Equinix, Inc.[1]	57,090	11,763,394
IAC/InterActiveCorp	132,780	6,912,527
LinkedIn Corp., Cl. A1	66,650	8,024,660
MercadoLibre, Inc.	35,470	2,928,049
Rackspace Hosting, Inc.[1]	129,210	8,539,489

		41,878,189
IT Services–3.4%
Alliance Data Systems Corp.[1]	38,240	5,428,168
Teradata Corp.[1]	138,220	10,423,170
Vantiv, Inc., Cl. A1	244,320	5,265,096

		21,116,434
Semiconductors & Semiconductor Equipment–1.6%
Avago Technologies Ltd.	135,020	4,707,472
Mellanox Technologies Ltd.[1]	52,570	5,337,432

		10,044,904
Software–10.6%
Citrix Systems, Inc.[1]	95,240	7,292,527
CommVault Systems, Inc.[1]	69,900	4,103,130
Concur Technologies, Inc.[1]	130,548	9,625,304
Fortinet, Inc.[1]	294,360	7,105,850
NetSuite, Inc.[1]	102,052	6,510,918
Red Hat, Inc.[1]	132,490	7,543,981
ServiceNow, Inc.[1]	95,820	3,706,318
SolarWinds, Inc.[1]	134,490	7,496,473
Splunk, Inc.[1]	67,800	2,489,616
TIBCO Software, Inc.[1]	226,670	6,852,234
Ultimate Software Group, Inc. (The)[1]	32,510	3,319,271

		66,045,622
Materials–4.3%
Chemicals–3.1%
Airgas, Inc.	56,880	4,681,224
CF Industries Holdings, Inc.	34,750	7,722,840
Cytec Industries, Inc.	46,170	3,025,058
Westlake Chemical Corp.	49,550	3,620,123

		19,049,245
Construction Materials–0.5%
Eagle Materials, Inc.	71,450	3,305,277

2	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS September 28, 2012* / Unaudited

	Shares	Value
Containers & Packaging–0.7%
Ball Corp.	99,890	$4,226,346
Telecommunication Services–1.5%
Wireless Telecommunication Services–1.5%
SBA Communications Corp., Cl. A1	152,850	9,614,265
Utilities–0.6%
Electric Utilities–0.6%
ITC Holdings Corp.	45,720	3,455,518
Total Common Stocks (Cost $407,184,869)		611,209,906
Investment Company–1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $9,428,830)	9,428,830	9,428,830
Total Investments, at Value (Cost $416,613,699)	99.6%	620,638,736
Assets in Excess of Other Liabilities	0.4	2,553,431

Net Assets	100.0%	$623,192,167

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30 2011ª	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	14,138,260	153,142,890	157,852,320	9,428,830

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$9,428,830	$12,174

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.
3.	Rate shown is the 7-day yield as of September 28, 2012.

3	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS

Unaudited / (Continued)

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

4	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS

Unaudited / (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has

5	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

6	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS

Unaudited / (Continued)

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$125,582,877	$—	$—	$125,582,877
Consumer Staples	30,649,552	—	—	30,649,552
Energy	47,214,380	—	—	47,214,380
Financials	40,929,606	—	—	40,929,606
Health Care	98,057,144	—	—	98,057,144
Industrials	81,657,821	—	—	81,657,821
Information Technology	147,467,875	—	—	147,467,875
Materials	26,580,868	—	—	26,580,868
Telecommunication Services	9,614,265	—	—	9,614,265
Utilities	3,455,518	—	—	3,455,518
Investment Company	9,428,830	—	—	9,428,830

Total Assets	$620,638,736	$—	$—	$620,638,736

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$417,086,426

Gross unrealized appreciation	$208,305,691
Gross unrealized depreciation	(4,753,381)

Net unrealized appreciation	$203,552,310

7	OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Common Stocks–58.8%
Consumer Discretionary–6.4%
Automobiles–0.8%
Ford Motor Co.	251,390	$2,478,705
Household Durables–0.3%
Newell Rubbermaid, Inc.	47,090	898,948
Media–1.8%
Comcast Corp., Cl. A	125,460	4,487,704
Viacom, Inc., Cl. B	17,930	960,869

		5,448,573
Multiline Retail–2.1%
Target Corp.	97,730	6,202,923
Specialty Retail–1.4%
Lowe’s Cos., Inc.	133,900	4,049,136
Consumer Staples–6.3%
Beverages–2.9%
Coca-Cola Co. (The)	78,000	2,958,540
Molson Coors Brewing Co., Cl. B, Non-Vtg.	69,960	3,151,698
PepsiCo, Inc.	37,690	2,667,321

		8,777,559
Food & Staples Retailing–1.4%
Walgreen Co.	113,280	4,127,923
Food Products–0.6%
Kellogg Co.	35,590	1,838,579
Household Products–1.4%
Church & Dwight Co., Inc.	40,540	2,188,755
Procter & Gamble Co.	26,850	1,862,316

		4,051,071
Energy–6.5%
Energy Equipment & Services–0.6%
Baker Hughes, Inc.	42,340	1,915,038
Oil, Gas & Consumable Fuels–5.9%
Apache Corp.	17,710	1,531,384
Chevron Corp.	88,670	10,335,375
Exxon Mobil Corp.	63,930	5,846,399

		17,713,158
Financials–12.5%
Capital Markets–1.8%
BlackRock, Inc., Cl. A	10,150	1,809,745
Goldman Sachs Group, Inc. (The)	32,110	3,650,265

		5,460,010
Commercial Banks–5.6%
M&T Bank Corp.	47,270	4,498,213
PNC Financial Services Group, Inc.	55,810	3,521,611
SunTrust Banks, Inc.	101,800	2,877,886
Wells Fargo & Co.	170,860	5,899,796

		16,797,506
Diversified Financial Services–0.5%
Citigroup, Inc.	44,420	1,453,422

1	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Insurance–4.6%
ACE Ltd.	58,610	$4,430,916
Marsh & McLennan Cos., Inc.	157,280	5,336,510
MetLife, Inc.	50,130	1,727,480
Travelers Cos., Inc. (The)	32,390	2,210,941

		13,705,847
Health Care–9.3%
Health Care Equipment & Supplies–1.2%
Baxter International, Inc.	61,640	3,714,426
Health Care Providers & Services–4.4%
Humana, Inc.	115,810	8,124,072
UnitedHealth Group, Inc.	89,690	4,969,723

		13,093,795
Pharmaceuticals–3.7%
Merck & Co., Inc.	144,130	6,500,263
Teva Pharmaceutical Industries Ltd., Sponsored ADR	111,290	4,608,519

		11,108,782
Industrials–5.5%
Aerospace & Defense–2.2%
Honeywell International, Inc.	108,800	6,500,800
Commercial Services & Supplies–1.3%
Tyco International Ltd.	67,020	3,770,545
Construction & Engineering–0.8%
Quanta Services, Inc.[1]	96,800	2,390,960
Machinery–0.6%
AGCO Corp.[1]	23,270	1,104,860
Navistar International Corp.[1]	35,360	745,742

		1,850,602
Trading Companies & Distributors–0.6%
AerCap Holdings NV1	150,550	1,881,875
Information Technology–5.0%
Communications Equipment–2.4%
Cisco Systems, Inc.	187,960	3,588,156
Juniper Networks, Inc.[1]	205,280	3,512,341

		7,100,497
Computers & Peripherals–0.6%
Apple, Inc.	2,920	1,948,399
Electronic Equipment, Instruments & Components–0.6%
TE Connectivity Ltd.	54,320	1,847,423
Semiconductors & Semiconductor Equipment–1.4%
Analog Devices, Inc.	48,820	1,913,256
Xilinx, Inc.	65,770	2,197,376

		4,110,632
Materials–2.7%
Chemicals–1.6%
Celanese Corp., Series A	23,650	896,572
Mosaic Co. (The)	66,300	3,819,543

		4,716,115

2	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Containers & Packaging–1.1%
Rock-Tenn Co., Cl. A	46,740	$3,373,693
Telecommunication Services–2.3%
Diversified Telecommunication Services–2.3%
AT&T, Inc.	73,880	2,785,276
Orbcomm, Inc.[1]	375	1,403
Verizon Communications, Inc.	91,470	4,168,288

		6,954,967
Utilities–2.3%
Electric Utilities–1.4%
American Electric Power Co., Inc.	53,540	2,352,548
Edison International	40,300	1,841,307

		4,193,855
Multi-Utilities–0.9%
NiSource, Inc.	40,540	1,032,959
Public Service Enterprise Group, Inc.	49,200	1,583,256

		2,616,215

Total Common Stocks (Cost $158,953,161)		176,091,979

	Principal Amount
Asset-Backed Securities–4.0%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[2]	$185,000	186,358
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.721%, 3/15/16[3]	350,000	350,291
American Credit Acceptance Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. A1, 1.96%, 1/15/14[2]	37,642	37,645
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[2]	341,224	341,544
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	210,000	225,640
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.:
Series 2010-2, Cl. C, 4.52%, 10/8/15	290,000	301,369
Series 2010-2, Cl. D, 6.24%, 6/8/16	40,000	43,315
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	90,000	95,966
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. B, 2.33%, 3/8/16	300,000	305,220
Series 2011-2, Cl. D, 4%, 5/8/17	300,000	311,536
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	500,000	523,855

3	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17	$305,000	$329,110
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	270,000	289,812
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	455,000	467,393
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.:
Series 2010-3A, Cl. A, 4.64%, 5/20/16[2]	20,000	21,754
Series 2011-2A, Cl. A, 2.37%, 11/20/14[2]	300,000	308,313
Series 2012-1A, Cl. A, 2.054%, 8/20/16[2]	235,000	241,805
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[2]	54,889	57,586
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	250,000	257,035
Citibank Omni Master Trust, Credit Card Receivables Nts., Series 2009-A17, Cl. A17, 4.90%, 11/15/18[2]	40,000	43,620
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 1.021%, 1/20/41[3]	115,000	115,183
CPS Auto Trust, Automobile Receivable Nts.:
Series 2012-B, Cl. A, 3.09%, 9/1/19[2]	352,200	353,729
Series 2012-C, Cl. A., 2.26%, 12/16/19[2]	130,000	130,115
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[2]	175,000	176,280
Series 2012-2A, Cl. A, 2.35%, 3/15/20[2]	100,000	100,055
Series 2012-2A, Cl. B, 5.45%, 9/15/20[2]	50,000	49,711
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	310,000	317,746
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[2]	430,000	430,938
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[2]	105,000	105,082
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[2]	299,000	303,543
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[2]	188,775	188,914
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.:
Series 2012-2, Cl. C, 2.72%, 4/17/17[2]	35,000	35,096
Series 2012-2, Cl. D, 4.35%, 3/15/19[2]	80,000	80,325
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[2,3]	40,000	40,029
Exeter Automobile Receivables Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. A, 2.02%, 8/15/16[2]	178,197	178,574
Series 2012-2A, Cl. A, 1.30%, 6/15/17[2]	160,000	160,033

4	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	$85,166	$85,172
Ford Credit Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2012-1, Cl. A, 0.691%, 1/15/16[3]	155,000	155,689
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[2]	490,000	500,471
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.571%, 3/15/16[3]	375,000	377,529
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/16[2]	265,000	270,191
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	350,000	355,305
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A3, 1.83%, 11/17/14[2]	85,206	85,920
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[2]	290,000	295,414
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	360,000	368,152
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16	105,000	108,098
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	249,003	249,986
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[4]	174,084	175,063
Santander Drive Auto Receivables Trust 2012-1, Automobile Receivables Nts., Series 2012-1, Cl. A2, 1.25%, 4/15/15	63,022	63,319
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 5%, 2/15/18	375,000	386,332
SNAAC Auto Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.78%, 6/15/16[2]	170,284	170,642
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. A2, 1.10%, 3/16/15	100,000	100,000
Series 2012-1, Cl. B, 1.87%, 9/15/15	170,000	170,000
Series 2012-1, Cl. C, 2.52%, 3/15/16	120,000	120,000
Series 2012-1, Cl. D, 3.12%, 3/15/18	85,000	84,994
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[2]	132,198	132,412
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14[2,3]	100,000	100,012
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[2]	170,000	170,541
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	115,000	115,856

Total Asset-Backed Securities (Cost $11,984,833)		12,145,618

5	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Mortgage-Backed Obligations–27.8%
Government Agency–22.4%
FHLMC/FNMA/FHLB/Sponsored–21.9%
Federal Home Loan Mortgage Corp.:
3.50%, 10/1/42[5]	$1,715,000	$1,839,338
4.50%, 10/15/18	114,691	123,298
5%, 12/15/34	8,159	8,929
5.50%, 9/1/39	1,092,811	1,204,478
6.50%, 4/15/18-4/1/34	89,247	101,206
7%, 10/1/31-10/1/37	604,906	702,044
8%, 4/1/16	26,158	28,094
9%, 8/1/22-5/1/25	11,699	13,549
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.773%, 3/25/36[3]	229,213	346,216
Series 2426, Cl. BG, 6%, 3/15/17	215,567	231,012
Series 2427, Cl. ZM, 6.50%, 3/15/32	305,553	354,193
Series 2461, Cl. PZ, 6.50%, 6/15/32	150,400	174,536
Series 2500, Cl. FD, 0.721%, 3/15/32[3]	20,433	20,686
Series 2526, Cl. FE, 0.621%, 6/15/29[3]	26,463	26,680
Series 2551, Cl. FD, 0.621%, 1/15/33[3]	17,581	17,738
Series 2626, Cl. TB, 5%, 6/1/33	384,205	421,301
Series 3025, Cl. SJ, 23.941%, 8/15/35[3]	62,780	95,711
Series 3822, Cl. JA, 5%, 6/1/40	448,179	469,134
Series 3848, Cl. WL, 4%, 4/1/40	383,861	409,980
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 15.011%, 4/1/27[6]	184,248	41,625
Series 192, Cl. IO, 12.502%, 2/1/28[6]	49,953	10,434
Series 2130, Cl. SC, 51.51%, 3/15/29[6]	154,655	35,088
Series 243, Cl. 6, 0.119%, 12/15/32[6]	162,696	34,333
Series 2531, Cl. ST, 99.999%, 2/15/30[6]	49,160	323
Series 2796, Cl. SD, 66.23%, 7/15/26[6]	224,938	48,917
Series 2802, Cl. AS, 73.958%, 4/15/33[6]	101,329	5,441
Series 2920, Cl. S, 65.57%, 1/15/35[6]	1,137,923	224,752
Series 2922, Cl. SE, 10.691%, 2/15/35[6]	69,301	15,282
Series 3201, Cl. SG, 10.25%, 8/15/36[6]	180,570	34,791
Series 3450, Cl. BI, 13.324%, 5/15/38[6]	213,464	38,087
Series 3606, Cl. SN, 9.162%, 12/15/39[6]	114,035	18,738
Series 3662, Cl. SM, 26.171%, 10/15/32[6]	174,999	26,641
Series 3736, Cl. SN, 7.59%, 10/15/40[6]	768,115	133,008
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.799%, 6/1/26[7]	52,738	45,248
Federal National Mortgage Assn.:
2.50%, 10/1/27[5]	8,240,000	8,662,300
3.50%, 11/1/42[5]	10,040,000	10,744,369
4.50%, 10/1/27-10/1/42[5]	7,924,000	8,576,239
5.50%, 9/25/20	8,008	8,759
5.50%, 10/1/27-10/1/42[5]	2,018,000	2,204,702

6	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
6%, 11/25/17-3/1/37	$777,375	$856,826
6%, 10/1/42[5]	1,065,000	1,175,993
6.50%, 5/25/17-10/25/19	180,053	194,589
7%, 11/1/17-10/25/35	93,177	101,373
7.50%, 1/1/33	153,548	187,302
8.50%, 7/1/32	7,019	8,750
Federal National Mortgage Assn., 15 yr.:
3%, 10/1/27[5]	10,955,000	11,615,723
3.50%, 10/1/27[5]	755,000	803,603
Federal National Mortgage Assn., 30 yr., 4%, 10/1/42[5]	5,370,000	5,787,014
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	135,588	153,535
Trust 2003-130, Cl. CS, 13.667%, 12/25/33[3]	36,083	45,601
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	662,000	731,518
Trust 2004-101, Cl. BG, 5%, 1/25/20	750,158	800,951
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	700,000	771,598
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	312,036
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	145,375	149,662
Trust 2006-46, Cl. SW, 23.405%, 6/25/36[3]	170,250	259,510
Trust 2006-50, Cl. KS, 23.406%, 6/25/36[3]	37,051	55,923
Trust 2007-42, Cl. A, 6%, 2/1/33	322,204	333,072
Trust 2009-36, Cl. FA, 1.157%, 6/25/37[3]	418,581	425,518
Trust 2009-37, Cl. HA, 4%, 4/1/19	316,162	334,783
Trust 2009-70, Cl. PA, 5%, 8/1/35	270,014	272,941
Trust 2011-15, Cl. DA, 4%, 3/1/41	191,197	205,948
Trust 2011-3, Cl. KA, 5%, 4/1/40	372,508	406,825
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 32.14%, 11/25/31[6]	367,290	74,488
Trust 2001-78, Cl. JS, 0%, 8/25/41[6,8]	323,126	56,050
Trust 2001-81, Cl. S, 25.699%, 1/25/32[6]	90,348	17,801
Trust 2002-47, Cl. NS, 34.85%, 4/25/32[6]	232,753	46,120
Trust 2002-51, Cl. S, 35.062%, 8/25/32[6]	213,723	42,348
Trust 2002-52, Cl. SD, 42.004%, 9/25/32[6]	280,537	55,806
Trust 2002-77, Cl. SH, 40.415%, 12/18/32[6]	134,108	29,506
Trust 2002-84, Cl. SA, 36.496%, 12/25/32[6]	348,845	58,695
Trust 2002-9, Cl. MS, 30.663%, 3/25/32[6]	95,777	20,109
Trust 2003-33, Cl. SP, 33.637%, 5/25/33[6]	394,452	64,705
Trust 2003-4, Cl. S, 32.014%, 2/25/33[6]	221,819	42,898
Trust 2003-46, Cl. IH, 0%, 6/1/23[6],8	810,381	97,385
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[6]	43,405	1,118
Trust 2004-54, Cl. DS, 50.687%, 11/25/30[6]	229,989	48,763
Trust 2004-56, Cl. SE, 16.916%, 10/25/33[6]	71,580	13,025
Trust 2005-12, Cl. SC, 14.141%, 3/25/35[6]	35,294	7,508
Trust 2005-14, Cl. SE, 47.153%, 3/25/35[6]	116,057	20,096
Trust 2005-40, Cl. SA, 58.456%, 5/25/35[6]	599,905	118,841
Trust 2005-5, Cl. SD, 12.751%, 1/25/35[6]	161,277	30,895

7	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2005-71, Cl. SA, 63.097%, 8/25/25[6]	$615,920	$93,139
Trust 2005-93, Cl. SI, 21.936%, 10/25/35[6]	175,691	27,258
Trust 2007-75, Cl. BI, 2.546%, 8/25/37[6]	1,140,585	268,855
Trust 2007-88, Cl. XI, 42.70%, 6/25/37[6]	474,215	80,846
Trust 2008-46, Cl. EI, 14.589%, 6/25/38[6]	217,770	39,135
Trust 2008-55, Cl. SA, 21.489%, 7/25/38[6]	517,515	76,935
Trust 2009-8, Cl. BS, 21.07%, 2/25/24[6]	132,447	13,579
Trust 222, Cl. 2, 25.847%, 6/1/23[6]	395,887	77,988
Trust 233, Cl. 2, 45.648%, 8/1/23[6]	263,739	59,012
Trust 252, Cl. 2, 40.374%, 11/1/23[6]	346,147	76,332
Trust 319, Cl. 2, 3.804%, 2/1/32[6]	91,435	18,098
Trust 320, Cl. 2, 11.627%, 4/1/32[6]	26,120	6,193
Trust 321, Cl. 2, 0.587%, 4/1/32[6]	306,408	61,654
Trust 331, Cl. 9, 6.557%, 2/1/33[6]	309,743	60,678
Trust 334, Cl. 17, 13.913%, 2/1/33[6]	189,087	36,795
Trust 339, Cl. 12, 0%, 7/1/33[6,8]	299,548	52,684
Trust 339, Cl. 7, 19.762%, 7/1/33[6]	898,920	116,877
Trust 343, Cl. 13, 2.345%, 9/1/33[6]	280,528	38,611
Trust 345, Cl. 9, 49.26%, 1/1/34[6]	312,221	37,194
Trust 351, Cl. 10, 3.541%, 4/1/34[6]	40,357	5,362
Trust 351, Cl. 8, 4.991%, 4/1/34[6]	131,322	18,152
Trust 356, Cl. 10, 18.134%, 6/1/35[6]	101,725	13,520
Trust 356, Cl. 12, 22.149%, 2/1/35[6]	54,880	6,987
Trust 362, Cl. 13, 7.378%, 8/1/35[6]	365,503	54,336
Trust 364, Cl. 16, 13.545%, 9/1/35[6]	273,409	39,024
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.217%, 9/25/23[7]	143,846	134,486

		65,847,681
GNMA/Guaranteed–0.3%
Government National Mortgage Assn.:
7%, 1/30/24	70,910	83,557
7.50%, 1/30/23-6/30/24	68,290	78,253
8%, 5/30/17-4/15/23	54,152	62,878
8.50%, 8/1/17-12/15/17	15,475	16,604
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 81.346%, 1/16/27[6]	276,461	56,962
Series 2002-15, Cl. SM, 79.607%, 2/16/32[6]	319,310	72,428
Series 2002-76, Cl. SY, 81.88%, 12/16/26[6]	725,341	167,492
Series 2004-11, Cl. SM, 70.41%, 1/17/30[6]	254,306	64,934
Series 2007-17, Cl. AI, 22.03%, 4/16/37[6]	722,506	162,928
Series 2011-52, Cl. HS, 9.436%, 4/16/41[6]	343,933	99,410

		865,446
Other Agency–0.2%
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 2A, 0.788%, 12/8/20[3]	521,753	525,666

8	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Non-Agency–5.4%
Commercial–3.4%
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	$515,000	$597,962
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.893%, 6/1/49[3]	270,000	311,433
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.532%, 6/1/47[3]	202,745	169,692
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50[3]	305,000	336,117
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[2]	84,798	86,539
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	42,279	33,223
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.263%, 12/1/49[3]	460,000	553,000
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	425,000	486,619
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	306,101	207,603
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.898%, 9/1/20[2,6]	3,091,820	193,998
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	307,133	296,503
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	546,776	374,594
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AM, 6.065%, 7/1/38[3]	190,000	209,142
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	300,000	352,083
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	115,000	119,424
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	224,865	231,221
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	286,699	308,562
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	111,006	109,687

9	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Commercial Continued
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.96%, 11/1/35[3]	$285,776	$237,856
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[2]	268,339	273,290
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[2]	125,838	130,165
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	520,000	539,264
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	60,000	69,466
Series 2007-LD11, Cl. A2, 5.988%, 6/15/49[3]	210,930	218,036
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	294,741	272,973
JPMorgan, Re-securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[2],3	265,992	183,894
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 2/11/40	51,224	51,774
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	620,000	737,912
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.634%, 4/1/34[3]	161,882	165,886
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43	290,000	316,826
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6.076%, 6/1/49[3]	345,000	364,775
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.402%, 5/1/36[3]	187,532	152,872
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.876%, 7/1/37[3]	294,729	226,496
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	40,000	46,226
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	380,000	448,869
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.468%, 12/1/35[3]	141,338	129,606
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.61%, 2/1/35[3]	60,139	59,933
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.992%, 11/1/37[3]	179,694	160,951

10	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Commercial Continued
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 8.956%, 3/1/44[6]	$4,093,381	$337,796

		10,102,268
Multifamily–0.4%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	364,629	310,712
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.584%, 6/1/36[3]	177,278	170,954
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36	58,245	52,106
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-424B, Cl. A12, 5.75%, 6/1/36	111,923	88,049
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.046%, 5/1/37[3]	37,593	35,575
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.693%, 3/25/36[3]	687,080	647,084

		1,304,480
Other–0.2%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	555,000	637,151
Residential–1.4%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.177%, 5/25/34[3]	140,887	127,258
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-4, Cl. AM, 5.987%, 2/1/51[3]	320,000	341,416
Series 2007-1, Cl. 1A3, 6%, 1/1/37	199,542	172,479
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.526%, 5/1/36[3]	77,890	76,152
Banc of America Mortgage 2001-E Trust, Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 3.106%, 6/1/34[3]	221,037	217,648
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.327%, 7/25/36[3]	147,481	141,433
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	54,749	50,833
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	298,840	270,110
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	118,053	104,406
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	724,674	563,806
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	389,657	305,198
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.957%, 2/25/33[3]	1,328	1,316

11	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Residential Continued
Series 2005-16, Cl. 2AF2, 5.287%, 5/1/36[3]	$355,367	$278,824
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	184,812	159,920
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.337%, 6/25/47[3]	234,754	231,232
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	103,474	100,134
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	111,803	104,042
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	133,739	138,795
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	21,684	15,682
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	35,768	31,982
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.20%, 5/1/37[3]	173,963	168,027
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.744%, 1/1/37[3]	94,227	81,499
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	243,117	230,218
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	95,874	102,133
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.649%, 10/1/36[3]	175,838	174,234

		4,188,777

Total Mortgage-Backed Obligations (Cost $80,723,329)		83,471,469
U.S. Government Obligations–0.8%
Federal Home Loan Mortgage Corp. Nts.:
1%, 7/28/17	190,000	192,722
1.25%, 5/12/17-8/1/19	85,000	86,505
1.25%, 10/2/19[5]	165,000	164,506
1.75%, 5/30/19	80,000	83,009
2.375%, 1/13/22[9]	611,000	642,462
5.25%, 4/18/16	300,000	350,345
5.50%, 7/18/16	65,000	77,118
Federal National Mortgage Assn. Nts.:
0.875%, 8/28/17-10/26/17	416,000	418,608
1.125%, 4/27/17	191,000	194,751
5.375%, 6/12/17	75,000	91,030
U.S. Treasury Nts., 1.75%, 5/15/22	82,000	83,198

Total U.S. Government Obligations (Cost $2,298,767)		2,384,254

12	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes–19.4%
Consumer Discretionary–3.2%
Auto Components–0.1%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	$289,000	$313,565
Automobiles–0.3%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	164,000	260,729
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	648,000	734,560

		995,289
Diversified Consumer Services–0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	344,000	381,840
Hotels, Restaurants & Leisure–0.3%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts., 10/15/21	163,000	175,411
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]	520,000	569,736
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	79,000	96,733

		841,880
Household Durables–0.3%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	323,000	350,455
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	330,000	337,948
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	134,000	136,309

		824,712
Media–1.0%
CBS Corp., 4.85% Sr. Unsec. Unsub. Nts., 7/1/42	97,000	103,255
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	205,000	306,696
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	70,000	75,282
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	298,000	344,935
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	180,000	184,050
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	317,000	347,115
Historic TW, Inc., 9.125% Debs., 1/15/13	115,000	117,721
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	120,000	130,200
10% Sr. Unsec. Nts., 7/15/17	324,000	361,665
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	109,000	136,360
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	181,000	264,154
Time Warner, Inc., 9.15% Debs., 2/1/23	38,000	54,545
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	195,000	226,664
6.50% Sr. Sec. Nts., 1/15/18	417,000	458,700

		3,111,342
Multiline Retail–0.3%
Dollar General Corp., 4.125% Nts., 7/15/17	289,000	303,450
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	414,000	448,966

		752,416
Specialty Retail–0.6%
Gap, Inc. (The), 5.95% Sr. Unsec. Unsub. Nts., 4/12/21	332,000	370,523
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	315,000	359,100

13	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Specialty Retail Continued
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	$355,000	$385,175
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	323,000	360,953
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14	273,000	302,139

		1,777,890
Textiles, Apparel & Luxury Goods–0.2%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	271,000	295,390
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20	277,000	314,395

		609,785
Consumer Staples–1.5%
Beverages–0.5%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	146,000	245,049
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	294,000	302,053
Constellation Brands, Inc., 6% Sr. Unsec. Unsub. Nts., 5/1/22	315,000	359,888
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	87,000	94,922
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[2]	307,000	334,987
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42	125,000	146,259

		1,483,158
Food & Staples Retailing–0.2%
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	94,000	83,996
5.875% Sr. Unsec. Unsub. Bonds, 2/1/14	279,000	293,234
Safeway, Inc., 3.95% Sr. Unsec. Unsub. Nts., 8/15/20	191,000	186,333

		563,563
Food Products–0.4%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	236,000	249,310
8.50% Sr. Unsec. Nts., 6/15/19	207,000	262,663
Kraft Foods Group, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40[2]	192,000	258,278
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	353,000	386,535
Tyson Foods, Inc., 4.50% Sr. Unsec. Unsub. Nts., 6/15/22	150,000	157,875

		1,314,661
Tobacco–0.4%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	262,000	450,824
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	221,000	267,428
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	319,000	332,292

		1,050,544
Energy–2.0%
Energy Equipment & Services–0.5%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	350,000	396,097
FMC Technologies, Inc., 2% Sr. Unsec. Unsub. Nts., 10/1/17	142,000	143,676
Nabors Industries, Inc., 4.625% Sr. Unsec. Nts., 9/15/21	269,000	289,740
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14	276,000	300,587

14	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Energy Equipment & Services Continued
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/21	$152,000	$163,020
6.625% Sr. Unsec. Nts., 11/15/20	145,000	155,150
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22	198,000	212,937

		1,661,207
Oil, Gas & Consumable Fuels–1.5%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	117,000	144,051
Canadian Oil Sands Ltd.:
5.80% Sr. Unsec. Nts., 8/15/13[2]	318,000	332,335
6% Sr. Unsec. Nts., 4/1/42[2]	129,000	149,162
DCP Midstream LLC, 5.35% Sr. Unsec. Nts., 3/18/20[2]	197,000	216,526
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	488,000	581,477
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	256,000	275,857
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	92,000	102,265
Kinder Morgan Energy Partners LP, 5% Sr. Unsec. Unsub. Nts., 8/15/42	91,000	94,976
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	308,000	339,570
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	126,000	160,672
Phillips 66, 4.30% Unsec. Nts., 4/1/22[2]	202,000	221,648
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	314,000	350,110
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[4]	291,000	315,857
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	327,000	323,730
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22[2]	160,000	170,196
Woodside Finance Ltd.:
4.60% Sr. Unsec. Nts., 5/10/21[2]	245,000	269,468
5% Sr. Unsec. Nts., 11/15/13[2]	312,000	324,756

		4,372,656
Financials–6.9%
Capital Markets–1.6%
Blackstone Holdings Finance Co. LLC:
4.75% Sr. Unsec. Nts., 2/15/23[2]	85,000	88,827
6.625% Sr. Unsec. Nts., 8/15/19[2]	467,000	539,671
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	340,000	342,919
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	271,000	299,357
6.25% Sr. Nts., 2/1/41	307,000	356,863
Macquarie Bank Ltd.:
5% Sr. Nts., 2/22/17[2]	101,000	108,006
6.625% Unsec. Sub. Nts., 4/7/21[2]	466,000	499,579
Morgan Stanley:
5.625% Sr. Unsec. Nts., 9/23/19	753,000	823,974
6.375% Sr. Unsec. Nts., 7/24/42	243,000	268,872
Nomura Holdings, Inc.:
4.125% Sr. Unsec. Unsub. Nts., 1/19/16	330,000	341,402
6.70% Sr. Unsec. Nts., 3/4/20	28,000	32,064

15	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Capital Markets Continued
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24	$314,000	$346,649
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	354,000	355,471
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	139,000	140,834
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]	302,000	300,490

		4,844,978
Commercial Banks–1.4%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[2]	382,000	383,694
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	641,000	645,006
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[2]	293,000	298,860
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]	820,000	810,775
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	237,000	250,090
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	218,000	222,245
RBS Citizens Financial Group, Inc., 4.15% Sub. Nts., 9/28/22[2]	595,000	597,463
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	333,000	383,783
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17	521,000	538,462

		4,130,378
Consumer Finance–0.4%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	329,000	338,009
Discover Bank, 8.70% Unsec. Sub. Nts., 11/18/19	457,000	590,994
SLM Corp., 4.625% Sr. Unsec. Nts., 9/25/17	247,000	250,889

		1,179,892
Diversified Financial Services–1.4%
Bank of America Corp., 5.70% Sr. Unsec. Unsub. Nts., 1/24/22	466,000	548,481
Citigroup, Inc.:
4.50% Sr. Unsec. Nts., 1/14/22	469,000	516,058
6.125% Sr. Unsec. Unsub. Nts., 11/21/17	519,000	611,501
ING Bank NV:
2% Nts., 9/25/15[2]	500,000	501,108
3.75% Unsec. Nts., 3/7/17[2]	108,000	113,940
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	1,037,000	1,181,986
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	453,000	571,262

		4,044,336
Insurance–1.6%
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	147,000	149,205
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	130,000	163,644
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	290,000	337,938
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	169,000	197,664
Hartford Financial Services Group, Inc., 6.625% Sr. Unsec. Unsub. Nts., 4/15/42	178,000	216,280
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[2]	170,000	171,275
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	688,000	676,820

16	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Insurance Continued
Principal Financial Group, Inc., 4.625% Sr. Unsec. Nts., 9/15/42	$176,000	$180,679
Prudential Covered Trust 2012-1, 2.997% Sec. Nts., 9/30/15[2]	412,000	428,343
Prudential Financial, Inc., 5.875% Sub. Nts., 9/15/42	225,000	231,469
Swiss Re Capital I LP, 6.854% Perpetual Bonds[2,10]	673,000	685,434
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	520,000	582,345
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	116,000	123,251
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[3,4]	587,000	623,688

		4,768,035
Real Estate Investment Trusts (REITs)–0.5%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	75,000	83,855
7% Sr. Unsec. Nts., 10/15/17	294,000	350,344
CommonWealth REIT, 5.75% Sr. Unsec. Unsub. Bonds, 2/15/14	295,000	303,002
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	322,000	332,784
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14	211,000	226,788
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[2]	283,000	311,974

		1,608,747
Health Care–0.8%
Biotechnology–0.3%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	299,000	315,940
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	322,000	325,822
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41	167,000	209,967

		851,729
Health Care Providers & Services–0.3%
Aristotle Holding, Inc., 3.90% Unsec. Nts., 2/15/22[2]	221,000	241,302
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	183,000	251,272
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	215,000	255,747

		748,321
Pharmaceuticals–0.2%
Bristol-Myers Squibb Co., 2% Sr. Unsec. Unsub. Nts., 8/1/22	213,000	207,607
Mylan, Inc., 6% Sr. Nts., 11/15/18[2]	365,000	388,725
Watson Pharmaceuticals, Inc., 3.25% Sr. Unsec. Nts., 10/1/22[5]	106,000	107,608

		703,940
Industrials–1.3%
Aerospace & Defense–0.2%
BE Aerospace, Inc., 5.25% Sr. Unsec. Unsub. Nts., 4/1/22	200,000	208,500
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	280,000	302,750

		511,250
Commercial Services & Supplies–0.1%
Clean Harbors, Inc., 5.25% Sr. Unsec. Nts., 8/1/20[2]	298,000	308,430
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts., 8/15/16	50,000	54,500

		362,930

17	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Industrial Conglomerates–0.4%
General Electric Capital Corp.:
5.25% Sr. Unsec. Nts., 10/19/12	$49,000	$49,109
6.375% Unsec. Sub. Bonds, 11/15/67	644,000	681,159
7.125% Unsec. Sub. Nts., 12/15/49	300,000	335,631

		1,065,899
Machinery–0.5%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[2]	338,000	368,843
ITT Corp., 7.375% Unsec. Debs., 11/15/15	217,000	252,545
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	208,000	231,274
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22	234,000	245,290
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[2]	286,000	321,035

		1,418,987
Professional Services–0.1%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	288,000	308,880
Road & Rail–0.0%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	118,000	142,851
Information Technology–0.7%
Communications Equipment–0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	138,000	154,766
Computers & Peripherals–0.2%
Hewlett-Packard Co.:
4.65% Sr. Unsec. Nts., 12/9/21	249,000	260,174
4.75% Sr. Unsec. Nts., 6/2/14	276,000	291,097

		551,271
Electronic Equipment, Instruments & Components–0.2%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	340,000	371,932
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42	125,000	135,818

		507,750
Internet Software & Services–0.0%
eBay, Inc., 4% Sr. Unsec. Unsub. Nts., 7/15/42	119,000	116,498
Office Electronics–0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	330,000	340,207
Software–0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	391,000	406,841
Materials–1.3%
Chemicals–0.3%
Agrium, Inc.:
3.15% Sr. Unsec. Nts., 10/1/22[5]	243,000	245,286
6.125% Sr. Unsec. Nts., 1/15/41	155,000	195,558
CF Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 5/1/20	227,000	285,453
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	145,000	157,949

		884,246
Containers & Packaging–0.4%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	308,000	344,960
Greif, Inc., 7.75% Sr. Unsec. Nts., 8/1/19	261,000	302,760
Rock-Tenn Co.:
3.50% Sr. Nts., 3/1/20[2]	62,000	63,381
4.90% Sr. Unsec. Nts., 3/1/22[2]	112,000	121,585

18	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Containers & Packaging Continued
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[2]	$270,000	$303,750

		1,136,436
Metals & Mining–0.5%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	8,000	8,847
ArcelorMittal, 6.25% Sr. Unsec. Unsub. Nts., 2/25/22	171,000	168,757
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40	86,000	84,516
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22	227,000	227,725
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	499,000	563,085
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	135,000	147,176
6% Sr. Unsec. Unsub. Nts., 10/15/15	264,000	294,242
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[2]	35,000	39,588

		1,533,936
Paper & Forest Products–0.1%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	139,000	170,217
Westvaco Corp., 7.95% Sr. Unsec. Unsub. Nts., 2/15/31	242,000	318,971

		489,188
Telecommunication Services–0.9%
Diversified Telecommunication Services–0.8%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	236,000	311,259
British Telecommunications plc, 9.625% Bonds, 12/15/30	209,000	341,358
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42	244,000	261,003
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	267,000	303,045
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	400,000	404,000
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts., 2/16/21	469,000	460,793
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	199,000	269,472
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	303,000	340,118

		2,691,048
Wireless Telecommunication Services–0.1%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	151,000	157,200
Utilities–0.8%
Electric Utilities–0.5%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	438,000	471,121
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	354,000	359,003
Oncor Electric Delivery Co. LLC, 4.10% Unsub. Nts., 6/1/22	60,000	63,792
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[2]	492,000	549,821

		1,443,737
Energy Traders–0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	316,000	330,700
Multi-Utilities–0.2%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	270,000	298,807

19	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Multi-Utilities Continued
Nisource Finance Corp., 3.85% Sr. Unsec. Unsub. Nts., 2/15/23	$210,000	$220,788

		519,595

Total Non-Convertible Corporate Bonds and Notes (Cost $53,989,564)		58,009,080

	Shares
Investment Company–5.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%11,12 (Cost $17,455,594)	17,455,594	17,455,594
Total Investments, at Value (Cost $325,405,248)	116.6%	349,557,994
Liabilities in Excess of Other Assets	(16.6)	(49,854,789)

Net Assets	100.0%	$299,703,205

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day in the Fund’s quarterly period. See accompanying Notes.
1.	Non-income producing security.
2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,020,084 or 5.68% of the Fund’s net assets as of September 28, 2012.
3.	Represents the current interest rate for a variable or increasing rate security.
4.	Restricted security. The aggregate value of restricted securities as of September 28, 2012 was $1,364,594, which represents 0.46% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14	7/16/09-2/16/12	$295,898	$315,857	$19,959
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	249,265	249,986	721
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-11/18/11	173,794	175,063	1,269
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-2/23/12	578,561	623,688	45,127

		$1,297,518	$1,364,594	$67,076

5.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 28, 2012. See accompanying Notes.
6.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,048,809 or 1.35% of the Fund’s net assets as of September 28, 2012.
7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $179,734 or 0.06% of the Fund’s net assets as of September 28, 2012.
8.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
9.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $205,041. See accompanying Notes.
10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
11.	Rate shown is the 7-day yield as of September 28, 2012.

20	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	32,784,414	88,641,777	103,970,597	17,455,594

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$17,455,594	$29,241

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.

Futures Contracts as of September 28, 2012 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds, 20 yr.	Sell	7	12/19/12	$1,045,625	$9,052
U.S. Treasury Nts., 2 yr.	Sell	78	12/31/12	17,201,438	(6,190)
U.S. Treasury Nts., 5 yr.	Sell	48	12/31/12	5,982,375	(26,757)
U.S. Treasury Nts., 10 yr.	Sell	58	12/19/12	7,742,094	(28,072)
U.S. Treasury Ultra Bonds	Buy	34	12/19/12	5,617,438	3,403

					$(48,564)

Notes to Statement of Investments

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 28, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$62,442,983
Sold securities	10,866,152

21	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager,

22	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

23	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$19,078,285	$—	$—	$19,078,285
Consumer Staples	18,795,132	—	—	18,795,132
Energy	19,628,196	—	—	19,628,196
Financials	37,416,785	—	—	37,416,785
Health Care	27,917,003	—	—	27,917,003
Industrials	16,394,782	—	—	16,394,782
Information Technology	15,006,951	—	—	15,006,951
Materials	8,089,808	—	—	8,089,808
Telecommunication Services	6,954,967	—	—	6,954,967
Utilities	6,810,070	—	—	6,810,070
Asset-Backed Securities	—	12,145,618	—	12,145,618
Mortgage-Backed Obligations	—	83,471,469	—	83,471,469
U.S. Government Obligations	—	2,384,254	—	2,384,254
Non-Convertible Corporate Bonds and Notes	—	58,009,080	—	58,009,080
Investment Company	17,455,594	—	—	17,455,594

Total Investments, at Value	193,547,573	156,010,421	—	349,557,994
Other Financial Instruments:
Futures margins	1,637	—	—	1,637

Total Assets	$193,549,210	$156,010,421	$—	$349,559,631

Liabilities Table
Other Financial Instruments:
Futures margins	$(13,820)	$—	$—	$(13,820)

Total Liabilities	$(13,820)	$—	$—	$(13,820)

24	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

25	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended September 28, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to sell of $74,665.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of September 28, 2012, the Fund had no outstanding forward contracts.

26	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $6,572,091 and $22,461,374 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

27	Oppenheimer Balanced Fund/VA

Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $700 and $3,239 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of September 28, 2012, the Fund had no outstanding written or purchased options.

Restricted Securities

As of September 28, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$326,509,863
Federal tax cost of other investments	(26,305,530)

Total federal tax cost	$300,204,333

Gross unrealized appreciation	$25,523,195
Gross unrealized depreciation	(2,523,628)

Net unrealized appreciation	$22,999,567

28	Oppenheimer Balanced Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* / Unaudited

	Shares	Value
Common Stocks–99.1%
Consumer Discretionary–14.6%
Auto Components–0.8%
Johnson Controls, Inc.	297,730	$8,157,802
Hotels, Restaurants & Leisure–3.3%
McDonald’s Corp.	231,040	21,197,920
Yum! Brands, Inc.	162,300	10,766,982

		31,964,902
Internet & Catalog Retail–1.4%
Amazon.com, Inc.[1]	52,784	13,424,027
Media–1.9%
Walt Disney Co. (The)	365,130	19,088,996
Specialty Retail–3.9%
O’Reilly Automotive, Inc.[1]	174,350	14,579,147
Tiffany & Co.	135,960	8,413,205
TJX Cos., Inc. (The)	337,040	15,096,022

		38,088,374
Textiles, Apparel & Luxury Goods–3.3%
Coach, Inc.	204,220	11,440,404
Nike, Inc., Cl. B	138,760	13,169,712
Ralph Lauren Corp., Cl. A	54,900	8,302,527

		32,912,643
Consumer Staples–12.6%
Beverages–4.4%
Brown-Forman Corp., Cl. B	178,035	11,616,784
Coca-Cola Co. (The)	430,290	16,320,900
SABMiller plc	333,660	14,655,201

		42,592,885
Food & Staples Retailing–2.0%
Costco Wholesale Corp.	195,760	19,600,470
Food Products–2.6%
Mead Johnson Nutrition Co., Cl. A	141,010	10,333,213
Nestle SA	228,114	14,382,945

		24,716,158
Household Products–1.3%
Colgate-Palmolive Co.	122,720	13,158,038
Personal Products–1.1%
Estee Lauder Cos., Inc. (The), Cl. A	175,960	10,833,857
Tobacco–1.2%
Philip Morris International, Inc.	127,980	11,510,521
Energy–9.8%
Energy Equipment & Services–6.0%
Cameron International Corp.[1]	218,870	12,272,041
Ensco plc, Cl. A	201,210	10,978,018
National Oilwell Varco, Inc.	162,210	12,994,643
Oceaneering International, Inc.	79,890	4,413,922
Schlumberger Ltd.	240,810	17,417,787

		58,076,411
Oil, Gas & Consumable Fuels–3.8%
Chevron Corp.	100,550	11,720,108
Noble Energy, Inc.	128,060	11,872,443
Occidental Petroleum Corp.	89,330	7,687,740
Phillips 66	133,000	6,167,210

		37,447,501
Financials–1.8%
Commercial Banks–0.7%
Standard Chartered plc	307,190	6,944,706
Consumer Finance–1.1%
American Express Co.	185,530	10,549,236
Health Care–12.6%
Biotechnology–2.4%
Alexion Pharmaceuticals, Inc.[1]	67,120	7,678,528
Vertex Pharmaceuticals, Inc.[1]	280,030	15,667,679

		23,346,207
Health Care Equipment & Supplies–1.1%
Baxter International, Inc.	183,810	11,076,391
Health Care Technology–0.9%
Cerner Corp.[1]	110,380	8,544,516
Life Sciences Tools & Services–0.8%
Mettler-Toledo International, Inc.[1]	46,660	7,966,728
Pharmaceuticals–7.4%
Allergan, Inc.	204,080	18,689,646
Bristol-Myers Squibb Co.	433,710	14,637,712
Novo Nordisk AS, Cl. B	108,794	17,186,883
Perrigo Co.	78,560	9,126,315
Roche Holding AG	67,612	12,630,971

		72,271,527
Industrials–13.0%
Aerospace & Defense–3.0%
Precision Castparts Corp.	74,900	12,234,166
TransDigm Group, Inc.[1]	50,620	7,181,459

1	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Aerospace & Defense (Continued)
United Technologies Corp.	141,580	$11,084,298

		30,499,923
Air Freight & Couriers–0.9%
United Parcel Service, Inc., Cl. B	129,660	9,279,766
Industrial Conglomerates–1.6%
Danaher Corp.	280,320	15,459,648
Machinery–4.2%
Caterpillar, Inc.	87,520	7,530,221
Cummins, Inc.	87,480	8,066,531
Eaton Corp.	74,500	3,520,870
Joy Global, Inc.	152,977	8,575,891
Parker Hannifin Corp.	147,390	12,318,856

		40,012,369
Road & Rail–3.3%
J.B. Hunt Transport Services, Inc.	142,190	7,399,568
Kansas City Southern	119,890	9,085,264
Union Pacific Corp.	134,120	15,920,044

		32,404,876
Information Technology–30.0%
Communications Equipment–4.4%
Juniper Networks, Inc.[1]	295,480	5,055,663
QUALCOMM, Inc.	618,530	38,651,940

		43,707,603
Computers & Peripherals–9.7%
Apple, Inc.	135,410	90,353,677
SanDisk Corp.[1]	112,350	4,879,361

		95,233,038
Electronic Equipment, Instruments & Components–1.0%
Corning, Inc.	730,320	9,603,708
Internet Software & Services–5.1%
eBay, Inc.[1]	338,610	16,392,110
Google, Inc., Cl. A1	44,160	33,318,720

		49,710,830
IT Services–3.9%
Fiserv, Inc.[1]	74,390	5,359,804
International Business Machines Corp.	25,730	5,337,688
Teradata Corp.[1]	195,340	14,730,589
Visa, Inc., Cl. A	96,047	12,897,191

		38,429,287
Semiconductors & Semiconductor Equipment–2.6%
Avago Technologies Ltd.	165,240	5,922,160
Broadcom Corp., Cl. A1	342,600	11,847,108
Texas Instruments, Inc.	267,200	7,361,360

		24,969,561
Software–3.3%
Intuit, Inc.	186,500	10,981,120
Salesforce.com, Inc.[1]	76,960	11,751,022
VMware, Inc., Cl. A1	103,280	9,991,307

		32,723,449
Materials–4.7%
Chemicals–4.7%
Ecolab, Inc.	181,730	11,777,921
Monsanto Co.	166,580	15,162,112
PPG Industries, Inc.	81,920	9,407,693
Praxair, Inc.	93,342	9,696,367

		46,044,093

Total Common Stocks (Cost $637,898,026)		970,407,099
Investment Company–0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $7,750,730)	7,750,730	7,750,730
Total Investments, at Value (Cost $645,648,756)	99.9%	978,157,829
Assets in Excess of Other Liabilities	0.1	551,037

Net Assets	100.0%	$978,708,866

2	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011ª	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	8,136,365	111,574,054	111,959,689	7,750,730

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$7,750,730	$7,475

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.
3.	Rate shown is the 7-day yield as of September 28, 2012.

3	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

4	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

5	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

6	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$143,636,744	$—	$—	$143,636,744
Consumer Staples	122,411,929	—	—	122,411,929
Energy	95,523,912	—	—	95,523,912
Financials	17,493,942	—	—	17,493,942
Health Care	123,205,369	—	—	123,205,369
Industrials	127,656,582	—	—	127,656,582
Information Technology	294,434,528	—	—	294,434,528
Materials	46,044,093	—	—	46,044,093
Investment Company	7,750,730	—	—	7,750,730

Total Assets	$978,157,829	$—	$—	$978,157,829

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$13,234,908	$(13,234,908)
Financials	5,760,745	(5,760,745)

Total Assets	$18,995,653	$(18,995,653)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

7	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt

8	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund

9	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended September 28, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $38,563 and $589,868, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of September 28, 2012, the Fund had no outstanding forward contracts.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$647,858,641

Gross unrealized appreciation	$342,570,203
Gross unrealized depreciation	(12,271,015)

Net unrealized appreciation	$330,299,188

10	OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Asset-Backed Securities–9.9%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/13[1]	$235,000	$236,725
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.721%, 3/15/16[2]	515,000	515,428
American Credit Acceptance Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. A1, 1.96%, 1/15/14[1]	188,211	188,225
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[1]	545,958	546,470
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17	300,000	322,344
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.:
Series 2010-2, Cl. C, 4.52%, 10/8/15	430,000	446,857
Series 2010-2, Cl. D, 6.24%, 6/8/16	275,000	297,787
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	120,000	127,955
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. B, 2.33%, 3/8/16	440,000	447,656
Series 2011-2, Cl. D, 4%, 5/8/17	525,000	545,189
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	650,000	681,012
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17	435,000	469,386
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	425,000	456,186
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18	695,000	713,929

1	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.:
Series 2010-3A, Cl. A, 4.64%, 5/20/16[1]	$240,000	$261,047
Series 2011-2A, Cl. A, 2.37%, 11/20/14[1]	455,000	467,609
Series 2012-1A, Cl. A, 2.054%, 8/20/16[1]	765,000	787,152
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[1]	73,981	77,616
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	310,000	318,724
Citibank Omni Master Trust, Credit Card Receivables Nts., Series 2009-A17, Cl. A17, 4.90%, 11/15/18[1]	665,000	725,190
CPS Auto Trust, Automobile Receivable Nts.:
Series 2012-B, Cl. A, 3.09%, 9/1/19[1]	570,008	572,483
Series 2012-C, Cl. A, 2.26%, 12/16/19[1]	200,000	200,178
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[1]	260,000	261,902
Series 2012-2A, Cl. A, 2.35%, 3/15/20[1]	155,000	155,085
Series 2012-2A, Cl. B, 5.45%, 9/15/20[1]	80,000	79,538
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	400,000	409,994
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[1]	570,000	571,243
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/13[1]	134,000	134,105
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41[1]	435,000	441,609
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[1]	284,818	285,029
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.:
Series 2012-2, Cl. C, 2.72%, 4/17/17[1]	55,000	55,151
Series 2012-2, Cl. D, 4.35%, 3/15/19[1]	130,000	130,528
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[1,2]	60,000	60,044

2	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Exeter Automobile Receivables Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. A, 2.02%, 8/15/16[1]	$253,588	$254,124
Series 2012-2A, Cl. A, 1.30%, 6/15/17[1]	250,000	250,051
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	111,999	112,007
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[1]	1,015,000	1,036,690
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/16[1]	365,000	372,149
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	485,000	492,351
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[1]	470,000	478,774
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	465,000	475,530
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16	180,000	185,311
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	325,967	327,255
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	252,780	254,201
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 5%, 2/15/18	545,000	561,469
SNAAC Auto Receivables Trust, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.78%, 6/15/16[1]	277,206	277,789
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. A2, 1.10%, 3/16/15	155,000	155,000
Series 2012-1, Cl. B, 1.87%, 9/15/15	265,000	265,000
Series 2012-1, Cl. C, 2.52%, 3/15/16	190,000	190,000
Series 2012-1, Cl. D, 3.12%, 3/15/18	135,000	134,991
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/14[1]	174,842	175,126

3	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14[1,2]	$155,000	$155,018
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/211	260,000	260,828
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	185,000	186,378

Total Asset-Backed Securities (Cost $18,354,893)		18,589,418
Mortgage-Backed Obligations–70.1%
Government Agency–57.3%
FHLMC/FNMA/FHLB/Sponsored–56.8%
Federal Home Loan Mortgage Corp.:
3.50%, 10/1/42[4]	2,695,000	2,890,388
5%, 12/15/34	13,871	15,180
5.50%, 9/1/39	1,065,075	1,173,907
6%, 5/15/18-10/15/29	2,011,907	2,212,421
6.50%, 4/15/18-4/1/34	480,749	548,643
7%, 8/15/16-10/1/37	537,964	631,919
8%, 4/1/16	121,833	130,848
9%, 8/1/22-5/1/25	51,566	59,731
10.50%, 11/14/20	2,417	2,946
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	13,068	15,059
Series 1674, Cl. Z, 6.75%, 2/15/24	39,550	45,107
Series 2006-11, Cl. PS, 23.773%, 3/25/36[2]	306,342	462,715
Series 2034, Cl. Z, 6.50%, 2/15/28	4,757	5,479
Series 2042, Cl. N, 6.50%, 3/15/28	13,204	15,191
Series 2043, Cl. ZP, 6.50%, 4/15/28	565,812	654,757
Series 2046, Cl. G, 6.50%, 4/15/28	35,830	41,227
Series 2053, Cl. Z, 6.50%, 4/15/28	6,103	7,025
Series 2066, Cl. Z, 6.50%, 6/15/28	620,234	714,786
Series 2195, Cl. LH, 6.50%, 10/15/29	474,358	547,345
Series 2220, Cl. PD, 8%, 3/15/30	2,344	2,796
Series 2326, Cl. ZP, 6.50%, 6/15/31	130,492	151,085
Series 2461, Cl. PZ, 6.50%, 6/15/32	635,241	737,184
Series 2470, Cl. LF, 1.221%, 2/15/32[2]	5,405	5,522
Series 2500, Cl. FD, 0.721%, 3/15/32[2]	129,075	130,672
Series 2526, Cl. FE, 0.621%, 6/15/29[2]	180,297	181,773
Series 2538, Cl. F, 0.821%, 12/15/32[2]	633,046	640,371
Series 2551, Cl. FD, 0.621%, 1/15/33[2]	117,030	118,075
Series 2936, Cl. PE, 5%, 2/1/35	69,000	78,051
Series 3025, Cl. SJ, 23.941%, 8/15/35[2]	62,781	95,711
Series 3822, Cl. JA, 5%, 6/1/40	44,139	46,203

4	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 3848, Cl. WL, 4%, 4/1/40	$58,414	$62,388
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205, Cl. IO, 14.308%, 9/1/29[5]	16,857	4,114
Series 206, Cl. IO, 10.28%, 12/1/29[5]	211,388	52,727
Series 2074, Cl. S, 57.696%, 7/17/28[5]	3,573	779
Series 2079, Cl. S, 63.677%, 7/17/28[5]	6,200	1,344
Series 2130, Cl. SC, 51.608%, 3/15/29[5]	238,714	54,159
Series 243, Cl. 6, 0.118%, 12/15/32[5]	220,426	46,516
Series 2526, Cl. SE, 38.755%, 6/15/29[5]	8,143	1,805
Series 2531, Cl. ST, 99.999%, 2/15/30[5]	14,603	96
Series 2796, Cl. SD, 99.999%, 7/15/26[5]	382,079	83,090
Series 2802, Cl. AS, 74.343%, 4/15/33[5]	138,176	7,419
Series 2819, Cl. S, 57.019%, 6/15/34[5]	78,862	17,211
Series 2920, Cl. S, 66.206%, 1/15/35[5]	1,444,661	285,336
Series 2922, Cl. SE, 10.179%, 2/15/35[5]	176,655	38,954
Series 3004, Cl. SB, 99.999%, 7/15/35[5]	78,725	14,750
Series 3201, Cl. SG, 10.435%, 8/15/36[5]	417,682	80,476
Series 3450, Cl. BI, 13.334%, 5/15/38[5]	931,953	166,281
Series 3606, Cl. SN, 9.161%, 12/15/39[5]	247,077	40,600
Series 3662, Cl. SM, 26.186%, 10/15/32[5]	734,994	111,891
Series 3736, Cl. SN, 7.59%, 10/15/40[5]	1,958,347	339,110
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.79%, 6/1/26[6]	87,896	75,413
Federal National Mortgage Assn.:
2.50%, 10/1/27[4]	12,955,000	13,618,944
2.789%, 10/1/36[2]	163,991	176,003
3.50%, 11/1/42[4]	15,850,000	16,961,977
4.50%, 10/1/27-10/1/42[4]	12,755,000	13,804,451
5%, 2/25/22-7/25/22	11,504	12,514
5.50%, 10/1/42[4]	3,014,000	3,304,569
6%, 10/1/42[4]	1,150,000	1,269,852
6.50%, 5/25/17-1/1/34	818,686	886,415
7%, 11/1/17-7/25/35	377,845	428,564
7.50%, 1/1/33	9,812	11,969
8.50%, 7/1/32	16,545	20,625
Federal National Mortgage Assn., 15 yr.:
3%, 10/1/27[4]	17,215,000	18,253,280
3.50%, 10/1/27[4]	1,230,000	1,309,181

5	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., 30 yr., 4%, 10/1/42[4]	$8,555,000	$9,219,350
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1989-17, Cl. E, 10.40%, 4/25/19	6,928	7,490
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	459,883	525,902
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	368,159	424,169
Trust 1998-61, Cl. PL, 6%, 11/25/28	175,898	199,180
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	296,615	341,131
Trust 2001-44, Cl. QC, 6%, 9/25/16	14,762	15,711
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	23,452	27,233
Trust 2001-74, Cl. QE, 6%, 12/25/31	509,484	579,302
Trust 2002-12, Cl. PG, 6%, 3/25/17	7,682	8,290
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	3,964,000	4,380,266
Trust 2004-101, Cl. BG, 5%, 1/25/20	1,020,359	1,089,448
Trust 2006-46, Cl. SW, 23.405%, 6/25/36[2]	227,746	347,151
Trust 2006-50, Cl. KS, 23.406%, 6/25/36[2]	322,559	486,863
Trust 2007-42, Cl. A, 6%, 2/1/33	444,976	459,985
Trust 2009-36, Cl. FA, 1.157%, 6/25/37[2]	443,016	450,357
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 33.232%, 11/18/31[5]	19,506	3,935
Trust 2001-63, Cl. SD, 33.259%, 12/18/31[5]	6,459	1,274
Trust 2001-65, Cl. S, 32.179%, 11/25/31[5]	489,408	99,254
Trust 2001-68, Cl. SC, 23.051%, 11/25/31[5]	4,163	817
Trust 2001-78, Cl. JS, 0%, 8/25/41[5,7]	621,710	107,842
Trust 2001-81, Cl. S, 25.739%, 1/25/32[5]	137,048	27,003
Trust 2002-28, Cl. SA, 38.825%, 4/25/32[5]	3,975	813
Trust 2002-38, Cl. SO, 53.837%, 4/25/32[5]	10,213	2,243
Trust 2002-39, Cl. SD, 44.315%, 3/18/32[5]	6,753	1,351
Trust 2002-47, Cl. NS, 34.865%, 4/25/32[5]	395,537	78,375
Trust 2002-48, Cl. S, 34.111%, 7/25/32[5]	6,489	1,229

6	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2002-51, Cl. S, 35.103%, 8/25/32[5]	$363,105	$71,948
Trust 2002-52, Cl. SD, 41.734%, 9/25/32[5]	475,287	94,546
Trust 2002-52, Cl. SL, 36.833%, 9/25/32[5]	4,109	788
Trust 2002-53, Cl. SK, 38.484%, 4/25/32[5]	23,529	5,587
Trust 2002-56, Cl. SN, 36.026%, 7/25/32[5]	8,847	1,676
Trust 2002-60, Cl. SM, 30.999%, 8/25/32[5]	66,314	12,502
Trust 2002-7, Cl. SK, 30.792%, 1/25/32[5]	30,203	6,240
Trust 2002-77, Cl. BS, 25.788%, 12/18/32[5]	40,334	6,895
Trust 2002-77, Cl. IS, 49.335%, 12/18/32[5]	17,399	4,137
Trust 2002-77, Cl. JS, 22.572%, 12/18/32[5]	65,179	11,073
Trust 2002-77, Cl. SA, 25.364%, 12/18/32[5]	63,414	10,719
Trust 2002-77, Cl. SH, 40.43%, 12/18/32[5]	192,018	42,247
Trust 2002-84, Cl. SA, 36.521%, 12/25/32[5]	465,193	78,271
Trust 2002-9, Cl. MS, 30.962%, 3/25/32[5]	7,116	1,494
Trust 2002-90, Cl. SN, 32.17%, 8/25/32[5]	34,115	6,431
Trust 2002-90, Cl. SY, 37.216%, 9/25/32[5]	23,282	4,489
Trust 2003-26, Cl. DI, 8.702%, 4/25/33[5]	15,772	3,270
Trust 2003-33, Cl. SP, 33.684%, 5/25/33[5]	498,029	81,695
Trust 2003-4, Cl. S, 32.083%, 2/25/33[5]	317,645	61,431
Trust 2003-89, Cl. XS, 99.999%, 11/25/32[5]	108,972	2,807
Trust 2004-54, Cl. DS, 50.765%, 11/25/30[5]	338,253	71,718
Trust 2005-12, Cl. SC, 13.922%, 3/25/35[5]	90,165	19,181
Trust 2005-14, Cl. SE, 45.718%, 3/25/35[5]	276,817	47,934
Trust 2005-40, Cl. SA, 58.18%, 5/25/35[5]	765,187	151,583

7	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2005-40, Cl. SB, 68.944%, 5/25/35[5]	$36,153	$7,196
Trust 2005-5, Cl. SD, 12.536%, 1/25/35[5]	365,642	70,045
Trust 2005-71, Cl. SA, 60.813%, 8/25/25[5]	867,276	131,148
Trust 2005-93, Cl. SI, 99.999%, 10/25/35[5]	722,687	112,123
Trust 2007-75, Cl. BI, 2.546%, 8/25/37[5]	1,536,076	362,079
Trust 2008-46, Cl. EI, 14.595%, 6/25/38[5]	950,753	170,858
Trust 2008-55, Cl. SA, 20.653%, 7/25/38[5]	137,393	20,425
Trust 2009-8, Cl. BS, 21.865%, 2/25/24[5]	427,789	43,858
Trust 221, Cl. 2, 42.368%, 5/1/23[5]	6,056	1,312
Trust 222, Cl. 2, 26.579%, 6/1/23[5]	657,515	129,528
Trust 252, Cl. 2, 40.501%, 11/1/23[5]	590,247	130,161
Trust 294, Cl. 2, 16.845%, 2/1/28[5]	66,816	16,345
Trust 301, Cl. 2, 1.353%, 4/1/29[5]	6,820	1,380
Trust 303, Cl. IO, 8.271%, 11/1/29[5]	105,467	24,969
Trust 320, Cl. 2, 11.639%, 4/1/32[5]	460,040	109,070
Trust 321, Cl. 2, 0.817%, 4/1/32[5]	1,365,212	274,701
Trust 324, Cl. 2, 1.40%, 7/1/32[5]	14,145	2,852
Trust 331, Cl. 5, 1.683%, 2/1/33[5]	19,789	3,769
Trust 331, Cl. 9, 6.632%, 2/1/33[5]	384,013	75,228
Trust 334, Cl. 12, 10.163%, 2/1/33[5]	34,846	6,194
Trust 334, Cl. 17, 14.026%, 2/1/33[5]	269,932	52,527
Trust 339, Cl. 12, 0%, 7/1/33[5,7]	505,943	88,984
Trust 339, Cl. 7, 17.897%, 7/1/33[5]	1,124,335	146,185
Trust 343, Cl. 13, 2.346%, 9/1/33[5]	471,010	64,828
Trust 343, Cl. 18, 4.612%, 5/1/34[5]	129,249	17,093
Trust 345, Cl. 9, 49.233%, 1/1/34[5]	414,811	49,416
Trust 351, Cl. 10, 3.54%, 4/1/34[5]	175,958	23,379
Trust 351, Cl. 8, 4.991%, 4/1/34[5]	280,589	38,785
Trust 356, Cl. 10, 18.02%, 6/1/35[5]	222,586	29,583
Trust 356, Cl. 12, 22.031%, 2/1/35[5]	109,760	13,973
Trust 362, Cl. 13, 7.289%, 8/1/35[5]	403,678	60,011
Trust 364, Cl. 15, 13.548%, 9/1/35[5]	23,553	3,268
Trust 364, Cl. 16, 13.546%, 9/1/35[5]	462,778	66,053
Trust 365, Cl. 16, 0.741%, 3/1/36[5]	756,585	119,938

8	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.195%, 9/25/23[6]	$206,128	$192,716

		106,249,526
GNMA/Guaranteed–0.5%
Government National Mortgage Assn.:
7%, 12/29/23-3/15/26	18,236	21,610
8.50%, 8/1/17-12/15/17	71,898	77,134
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	66,245	81,214
Series 2000-7, Cl. Z, 8%, 1/16/30	26,400	31,996
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 68.87%, 7/16/28[5]	13,346	2,974
Series 2001-21, Cl. SB, 81.673%, 1/16/27[5]	470,919	97,028
Series 2002-15, Cl. SM, 79.59%, 2/16/32[5]	490,801	111,327
Series 2004-11, Cl. SM, 70.953%, 1/17/30[5]	385,699	98,484
Series 2007-17, Cl. AI, 22.033%, 4/16/37[5]	151,222	34,101
Series 2011-52, Cl. HS, 9.436%, 4/16/41[5]	979,811	283,203

		839,071
Non-Agency–12.8%
Commercial–7.7%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.054%, 4/14/29[5]	2,728,528	116,186
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	710,000	824,375
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.893%, 6/1/49[2]	385,000	444,081

9	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50[2]	$440,000	$484,890
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24[3,5,7]	2,440,474	119,282
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]	115,634	118,007
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	58,680	60,011
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	263,622	207,153
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	81,079	82,644
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	875,000	1,001,862
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.899%, 9/1/20[1,5]	4,352,296	273,087
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	444,912	429,513
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	283,452	194,192
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	1,280,000	1,502,220
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	293,775	302,079

10	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38	$420,274	$452,323
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	313,655	309,931
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.96%, 11/1/35[2]	593,846	494,269
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/46[1]	341,174	347,469
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[1]	900,224	931,179
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	573,108	530,780
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[1,2]	425,587	294,231
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	880,000	1,047,359
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 40.408%, 2/18/30[5]	2,381,531	33,709
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	112,396	100,858
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43	425,000	464,314
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates:
Series 2007-IQ15, Cl. AM, 6.076%, 6/1/49[2]	490,000	518,086
Series 2007-IQ15, Cl. A4, 6.076%, 6/1/49[2]	400,000	472,867

11	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 99.999%, 5/18/32[5]	$38,167,952	$46,489
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.402%, 5/1/36[2]	351,123	286,229
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.876%, 7/1/37[2]	572,122	439,669
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	520,000	614,242
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.468%, 12/1/35[2]	331,134	303,647
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.733%, 4/1/37[2]	151,375	135,847
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.992%, 11/1/37[2]	383,203	343,232

		14,326,312
Multifamily–1.0%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	594,210	506,345
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.584%, 6/1/36[2]	362,523	349,590
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36	92,827	83,044
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-424B, Cl. A12, 5.75%, 6/1/36	115,920	91,193

12	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Multifamily Continued
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.046%, 5/1/37[2]	$137,841	$130,443
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.617%, 3/1/36[2]	214,914	204,204
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.693%, 3/25/36[2]	467,136	439,944

		1,804,763
Other–0.4%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	700,000	803,614
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 97.913%, 10/23/17[5]	316	18
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 3.315%, 10/23/17[6]	468	462

		804,094
Residential–3.7%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-4, Cl. AM, 5.987%, 2/1/51[2]	470,000	501,455
Series 2007-1, Cl. 1A3, 6%, 1/1/37	372,478	321,961
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.526%, 5/1/36[2]	150,912	147,544
Banc of America Mortgage 2007-1 Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A24, 6%, 3/1/37	262,610	259,140
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.327%, 7/25/36[2]	285,839	274,118
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	203,354	188,807
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	233,003	237,428

13	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Residential Continued
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	$34,245	$36,078
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36	470,233	425,026
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	595,225	466,208
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.957%, 2/25/332	1,762	1,746
Series 2005-16, Cl. 2AF2, 5.287%, 5/1/36[2]	327,312	256,811
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	344,504	298,103
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.337%, 6/25/47[2]	19,563	19,269
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	232,481	224,977
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	488,620	454,702
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.317%, 8/25/36[2]	61,224	21,366
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.671%, 10/25/36[2]	40,703	40,964
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,8]	3,370,016	274,656
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	181,672	188,540
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	48,962	35,410

14	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Residential Continued
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	$1,716	$1,241
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	21,456	15,253
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	139,097	124,374
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.704%, 2/1/37[2]	54,781	42,861
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.20%, 5/1/37[2]	722,963	698,294
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.744%, 1/1/37[2]	240,698	208,185
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	410,077	388,320
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	419,448	446,831
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.649%, 10/1/36[2]	343,895	340,759

		6,940,427

Total Mortgage-Backed Obligations (Cost $130,294,844)		130,964,193
U.S. Government Obligations–2.0%
Federal Home Loan Mortgage Corp. Nts.:
1%, 7/28/17	503,000	510,205
1.25%, 8/1/19	75,000	75,344
1.25%, 10/2/19[4]	435,000	433,698
2.375%, 1/13/22[9]	894,000	940,034
5.25%, 4/18/16	515,000	601,425
Federal National Mortgage Assn. Nts., 0.875%, 8/28/17-10/26/17	1,075,000	1,081,740
U.S. Treasury Nts., 1.75%, 5/15/22	140,000	142,045

Total U.S. Government Obligations (Cost $3,668,995)		3,784,491

15	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Corporate Bonds and Notes–45.7%
Consumer Discretionary–7.5%
Auto Components–0.2%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	$420,000	$455,700
Automobiles–0.8%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	376,785
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	1,024,000	1,160,786

		1,537,571
Diversified Consumer Services–0.3%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	496,000	550,560
Hotels, Restaurants & Leisure–0.7%
Darden Restaurants, Inc., 4.50% Sr. Unsec. Unsub. Nts., 10/15/21	238,000	256,122
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]	773,000	846,934
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	116,000	142,038

		1,245,094
Household Durables–0.6%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	467,000	506,695
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	438,000	448,549
Whirlpool Corp., 5.50% Sr. Unsec. Unsub. Nts., 3/1/13	152,000	154,619

		1,109,863
Media–2.4%
CBS Corp., 4.85% Sr. Unsec. Unsub. Nts., 7/1/42	155,000	164,994
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	292,000	436,854
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	111,000	119,376
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	430,000	497,725
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	268,000	274,029
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	459,000	502,605
Historic TW, Inc., 9.125% Debs., 1/15/13	149,000	152,526

16	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Media Continued
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	$190,000	$206,150
10% Sr. Unsec. Nts., 7/15/17	458,000	511,243
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	202,664
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	257,000	375,070
Time Warner, Inc., 9.15% Debs., 2/1/23	61,000	87,559
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	254,000	295,245
6.50% Sr. Sec. Nts., 1/15/18	555,000	610,500

		4,436,540
Multiline Retail–0.6%
Dollar General Corp., 4.125% Nts., 7/15/17	469,000	492,450
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	650,000	704,898

		1,197,348
Specialty Retail–1.4%
Gap, Inc. (The), 5.95% Sr. Unsec. Unsub. Nts., 4/12/21	522,000	582,569
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	455,000	518,700
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	508,000	551,180
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	467,000	521,873
Staples, Inc., 9.75% Sr. Unsec. Unsub. Nts., 1/15/14	398,000	440,481

		2,614,803
Textiles, Apparel & Luxury Goods–0.5%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	428,000	466,520
Phillips-Van Heusen Corp., 7.375% Sr. Unsec. Unsub. Nts., 5/15/20	400,000	454,000

		920,520
Consumer Staples–3.5%
Beverages–1.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	232,000	389,394
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	469,000	481,847
Constellation Brands, Inc., 6% Sr. Unsec. Unsub. Nts., 5/1/22	475,000	542,688
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	126,000	137,473
Pernod-Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	459,000	500,844
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42	198,000	231,673

		2,283,919

17	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Food & Staples Retailing–0.4%
Delhaize Group:
5.70% Sr. Unsec. Nts., 10/1/40	$133,000	$118,845
5.875% Sr. Unsec. Unsub. Bonds, 2/1/14	407,000	427,765
Safeway, Inc., 3.95% Sr. Unsec. Unsub. Nts., 8/15/20	300,000	292,670

		839,280
Food Products–1.1%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	434,000	458,477
8.50% Sr. Unsec. Nts., 6/15/19	289,000	366,714
Kraft Foods Group, Inc., 6.50% Sr. Unsec. Unsub. Nts., 2/9/40[1]	290,000	390,107
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	485,000	531,075
Tyson Foods, Inc., 4.50% Sr. Unsec. Unsub. Nts., 6/15/22	244,000	256,810

		2,003,183
Tobacco–0.8%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	358,000	616,012
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	311,000	376,336
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	460,000	479,168

		1,471,516
Energy–4.8%
Energy Equipment & Services–1.4%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	524,000	593,013
FMC Technologies, Inc., 2% Sr. Unsec. Unsub. Nts., 10/1/17	228,000	230,692
Nabors Industries, Inc., 4.625% Sr. Unsec. Nts., 9/15/21	424,000	456,691
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14	403,000	438,900
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/21	217,000	232,733
6.625% Sr. Unsec. Nts., 11/15/20	208,000	222,560
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22	314,000	337,687

		2,512,276
Oil, Gas & Consumable Fuels–3.4%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	178,000	219,155
Canadian Oil Sands Ltd.:
5.80% Sr. Unsec. Nts., 8/15/13[1]	457,000	477,602
6% Sr. Unsec. Nts., 4/1/42[1]	203,000	234,728

18	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
DCP Midstream LLC, 5.35% Sr. Unsec. Nts., 3/18/20[1]	$312,000	$342,924
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	665,000	792,382
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	374,000	403,010
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	136,000	151,175
Kinder Morgan Energy Partners LP, 5% Sr. Unsec. Unsub. Nts., 8/15/42	143,000	149,249
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	446,000	491,715
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	201,000	256,310
Phillips 66, 4.30% Unsec. Nts., 4/1/22[1]	316,000	346,736
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	451,000	502,865
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	420,000	455,876
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	471,000	466,290
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22[1]	232,000	246,785
Woodside Finance Ltd.:
4.60% Sr. Unsec. Nts., 5/10/21[1]	354,000	389,354
5% Sr. Unsec. Nts., 11/15/13[1]	455,000	473,602

		6,399,758
Financials–16.0%
Capital Markets–3.7%
Blackstone Holdings Finance Co. LLC:
4.75% Sr. Unsec. Nts., 2/15/23[1]	135,000	141,079
6.625% Sr. Unsec. Nts., 8/15/19[1]	623,000	719,947
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	477,000	481,096
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	396,000	437,436
6.25% Sr. Nts., 2/1/41	443,000	514,952
Macquarie Bank Ltd.:
5% Sr. Nts., 2/22/17[1]	146,000	156,127
6.625% Unsec. Sub. Nts., 4/7/21[1]	672,000	720,424
Morgan Stanley:
5.625% Sr. Unsec. Nts., 9/23/19	1,091,000	1,193,832
6.375% Sr. Unsec. Nts., 7/24/42	385,000	425,991
Nomura Holdings, Inc.:
4.125% Sr. Unsec. Unsub. Nts., 1/19/16	433,000	447,961
6.70% Sr. Unsec. Nts., 3/4/20	42,000	48,095

19	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Capital Markets Continued
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24	$458,000	$505,622
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	509,000	511,115
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	181,000	183,388
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]	488,000	485,560

		6,972,625
Commercial Banks–3.3%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[1]	507,000	509,248
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	845,000	850,281
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[1]	451,000	460,020
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	1,190,000	1,176,613
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	377,000	397,822
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	308,000	313,998
RBS Citizens Financial Group, Inc., 4.15% Sub. Nts., 9/28/22[1]	942,000	945,899
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	528,000	608,520
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17	830,000	857,819

		6,120,220
Consumer Finance–0.9%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	441,000	453,076
Discover Bank, 8.70% Unsec. Sub. Nts., 11/18/19	681,000	880,671
SLM Corp., 4.625% Sr. Unsec. Nts., 9/25/17	395,000	401,220

		1,734,967
Diversified Financial Services–3.1%
Bank of America Corp., 5.70% Sr. Unsec. Unsub. Nts., 1/24/22	716,000	842,731
Citigroup, Inc.:
4.50% Sr. Unsec. Nts., 1/14/22	746,000	820,851
6.125% Sr. Unsec. Unsub. Nts., 11/21/17	756,000	890,742
ING Bank NV, 2% Nts., 9/25/15[1]	788,000	789,746
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[10]	1,494,000	1,702,881

20	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Diversified Financial Services Continued
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	$655,000	$825,998

		5,872,949
Insurance–3.7%
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	225,000	228,375
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	206,000	259,313
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	368,000	428,832
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	260,000	304,098
Hartford Financial Services Group, Inc., 6.625% Sr. Unsec. Unsub. Nts., 4/15/42	289,000	351,152
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[1]	320,000	322,400
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	945,000	929,644
Principal Financial Group, Inc., 4.625% Sr. Unsec. Nts., 9/15/42	283,000	290,524
Prudential Covered Trust 2012-1, 2.997% Sec. Nts., 9/30/15[1]	600,000	623,800
Prudential Financial, Inc., 5.875% Sub. Nts., 9/15/42	355,000	365,206
Swiss Re Capital I LP, 6.854% Perpetual Bonds[1,10]	958,000	975,699
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	779,000	872,398
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37[2,3]	848,000	901,000

		6,852,441
Real Estate Investment Trusts (REITs)–1.3%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	130,000	145,349
7% Sr. Unsec. Nts., 10/15/17	413,000	492,149
CommonWealth REIT, 5.75% Sr. Unsec. Unsub. Bonds, 2/15/14	425,000	436,529
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	476,000	491,941
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14	332,000	356,842
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[1]	408,000	449,772

		2,372,582

21	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Health Care–1.8%
Biotechnology–0.7%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	$467,000	$493,458
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	504,000	509,983
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41	243,000	305,520

		1,308,961
Health Care Providers & Services–0.5%
Aristotle Holding, Inc., 3.90% Unsec. Nts., 2/15/22[1]	318,000	347,212
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	237,000	325,418
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	310,000	368,752

		1,041,382
Pharmaceuticals–0.6%
Bristol-Myers Squibb Co., 2% Sr. Unsec. Unsub. Nts., 8/1/22	343,000	334,316
Mylan, Inc., 6% Sr. Nts., 11/15/18[1]	511,000	544,215
Watson Pharmaceuticals, Inc., 3.25% Sr. Unsec. Nts., 10/1/22[4]	169,000	171,563

		1,050,094
Industrials–3.0%
Aerospace & Defense–0.4%
BE Aerospace, Inc., 5.25% Sr. Unsec. Unsub. Nts., 4/1/22	319,000	332,558
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	448,000	484,400

		816,958
Commercial Services & Supplies–0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec. Nts., 8/1/20[1]	475,000	491,625
Industrial Conglomerates–0.8%
General Electric Capital Corp.:
5.25% Sr. Unsec. Nts., 10/19/12	28,000	28,062
6.375% Unsec. Sub. Bonds, 11/15/67	934,000	987,892
7.125% Unsec. Sub. Nts., 12/15/49	400,000	447,508

		1,463,462
Machinery–1.1%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[1]	489,000	533,621
ITT Corp., 7.375% Unsec. Debs., 11/15/15	322,000	374,744
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	335,000	372,484

22	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Machinery Continued
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22	$342,000	$358,500
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[1]	412,000	462,470

		2,101,819
Professional Services–0.3%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	436,000	467,610
Road & Rail–0.1%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	187,000	226,383
Information Technology–1.7%
Communications Equipment–0.1%
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	201,000	225,420
Computers & Peripherals–0.5%
Hewlett-Packard Co.:
4.65% Sr. Unsec. Nts., 12/9/21	372,000	388,694
4.75% Sr. Unsec. Nts., 6/2/14	436,000	459,850

		848,544
Electronic Equipment, Instruments & Components–0.4%
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	527,000	576,495
Corning, Inc., 4.75% Sr. Unsec. Unsub. Nts., 3/15/42	182,000	197,751

		774,246
Internet Software & Services–0.1%
eBay, Inc., 4% Sr. Unsec. Unsub. Nts., 7/15/42	187,000	183,069
Office Electronics–0.3%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	435,000	448,455
Software–0.3%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	585,000	608,700
Materials–3.3%
Chemicals–0.7%
Agrium, Inc.:
3.15% Sr. Unsec. Nts., 10/1/22[4]	386,000	389,631
6.125% Sr. Unsec. Nts., 1/15/41	230,000	290,182
CF Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 5/1/20	358,000	450,185
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	230,000	250,540

		1,380,538
Containers & Packaging–0.9%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	446,000	499,520

23	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Containers & Packaging Continued
Greif, Inc., 7.75% Sr. Unsec. Nts., 8/1/19	$413,000	$479,080
Rock-Tenn Co.:
3.50% Sr. Nts., 3/1/20[1]	132,000	134,941
4.90% Sr. Unsec. Nts., 3/1/22[1]	162,000	175,864
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[1]	388,000	436,500

		1,725,905
Metals & Mining–1.3%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	13,000	14,377
ArcelorMittal, 6.25% Sr. Unsec. Unsub. Nts., 2/25/22	256,000	252,642
Cliffs Natural Resources, Inc., 6.25% Sr. Unsec. Unsub. Nts., 10/1/40	124,000	121,861
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22	331,000	332,057
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	743,000	838,421
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	245,000	267,098
6% Sr. Unsec. Unsub. Nts., 10/15/15	463,000	516,038

		2,342,494
Paper & Forest Products–0.4%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	202,000	247,366
Westvaco Corp., 7.95% Sr. Unsec. Unsub. Nts., 2/15/31	388,000	511,407

		758,773
Telecommunication Services–2.3%
Diversified Telecommunication Services–2.2%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	371,000	489,309
British Telecommunications plc, 9.625% Bonds, 12/15/30	298,000	486,721
CenturyLink, Inc., 7.65% Sr. Unsec. Unsub. Nts., 3/15/42	365,000	390,435
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	429,000	486,915
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	629,000	635,290
Telefonica Emisiones SAU, 5.462% Sr. Unsec. Unsub. Nts., 2/16/21	692,000	679,890
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	286,000	387,281
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	439,000	492,778

		4,048,619

24	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Wireless Telecommunication Services–0.1%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	$242,000	$251,937
Utilities–1.8%
Electric Utilities–1.1%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	663,000	713,135
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	464,000	470,558
Oncor Electric Delivery Co. LLC, 4.10% Unsub. Nts., 6/1/22	93,000	98,878
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[1]	761,000	850,435

		2,133,006
Energy Traders–0.3%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	455,000	476,166
Multi-Utilities–0.4%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	431,000	476,985
Nisource Finance Corp., 3.85% Sr. Unsec. Unsub. Nts., 2/15/23	325,000	341,690

		818,675

Total Corporate Bonds and Notes (Cost $79,848,924)		85,496,556

	Shares
Investment Company–16.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%11,12 (Cost $31,146,478)	31,146,478	31,146,478

Total Investments, at Value (Cost $263,314,134)	144.4%	269,981,136
Liabilities in Excess of Other Assets	(44.4)	(83,050,268)

Net Assets	100.0%	$186,930,868

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,467,081 or 14.69% of the Fund’s net assets as of September 28, 2012.

25	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

2.	Represents the current interest rate for a variable or increasing rate security.
3.	Restricted security. The aggregate value of restricted securities as of September 28, 2012 was $2,332,270, which represents 1.25% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24	4/21/97	$394,787	$119,282	$(275,505)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	3,281,116	274,656	(3,006,460)
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14	7/16/09-2/16/12	428,211	455,876	27,665
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	326,291	327,255	964
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-1/19/12	252,261	254,201	1,940
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-2/23/12	833,793	901,000	67,207

		$5,516,459	$2,332,270	$(3,184,189)

4.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 28, 2012. See accompanying Notes.
5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $6,152,608 or 3.29% of the Fund’s net assets as of September 28, 2012.

26	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

6.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $268,591 or 0.14% of the Fund’s net assets as of September 28, 2012.
7.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
8.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
9.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $238,689. See accompanying Notes.
10.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	28,319,973	63,754,496	60,927,991	31,146,478

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$31,146,478	$45,909

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.

12.	Rate shown is the 7-day yield as of September 28, 2012.

Futures Contracts as of September 28, 2012 are as follows:

Contract Description	Buy/ Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds, 20 yr.	Sell	1	12/19/12	$149,375	$(1,814)
U.S. Treasury Nts., 2 yr.	Sell	114	12/31/12	25,140,563	(9,340)
U.S. Treasury Nts., 5 yr.	Sell	73	12/31/12	9,098,195	(38,826)
U.S. Treasury Nts., 10 yr.	Sell	81	12/19/12	10,812,234	(68,418)
U.S. Treasury Ultra Bonds	Buy	54	12/19/12	8,921,813	4,357

					$(114,041)

27	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Notes to Statement of Investments

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 28, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$98,371,549
Sold securities	17,262,515

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar

28	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 28, 2012 is as follows:

Cost	$3,281,116
Market Value	$274,656
Market Value as a % of Net Assets	0.15%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

29	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

30	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be

31	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

32	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$18,589,418	$—	$18,589,418
Mortgage-Backed Obligations	—	130,964,193	—	130,964,193
U.S. Government Obligations	—	3,784,491	—	3,784,491
Corporate Bonds and Notes	—	85,496,556	—	85,496,556
Investment Company	31,146,478	—	—	31,146,478

Total investments, at Value	31,146,478	238,834,658	—	269,981,136
Other Financial Instruments:
Futures margins	1,213	—	—	1,213

Total Assets	$31,147,691	$238,834,658	$—	$269,982,349

Liabilities Table
Other Financial Instruments:
Futures margins	$(21,232)	$—	$—	$(21,232)

Total Liabilities	$(21,232)	$—	$—	$(21,232)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

33	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and

34	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

35	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $12,538,850 and $35,846,584 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

36	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $1,100 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of September 28, 2012, the Fund had no outstanding written or purchased options.

Restricted Securities

As of September 28, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$263,358,884
Federal tax cost of other investments	(36,164,513)

Total federal tax cost	$227,194,371

37	Oppenheimer Core Bond Fund/VA

Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Gross unrealized appreciation	$11,399,439
Gross unrealized depreciation	(4,891,228)

Net unrealized appreciation	$6,508,211

38	Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Shares	Value
Common Stocks–98.6%
Consumer Discretionary–19.4%
Automobiles–1.6%
Bayerische Motoren Werke (BMW) AG, Preference	777,404	$39,900,172
Diversified Consumer Services–0.0%
Zee Learn Ltd.[1]	492,103	251,906
Hotels, Restaurants & Leisure–3.9%
Carnival Corp.	1,091,706	39,781,767
Lottomatica SpA	552,870	12,163,168
McDonald’s Corp.	521,140	47,814,595

		99,759,530
Media–5.1%
Grupo Televisa SA, Sponsored GDR	1,069,936	25,154,195
McGraw-Hill Cos., Inc. (The)	651,140	35,545,733
SITI Cable Network Ltd.[1]	2,281,600	984,101
Walt Disney Co. (The)	980,760	51,274,133
Zee Entertainment Enterprises Ltd.	4,094,715	15,169,349

		128,127,511
Multiline Retail–1.5%
Pinault-Printemps-Redoute SA	247,690	38,121,923
Specialty Retail–4.5%
Abercrombie & Fitch Co., Cl. A	350,430	11,886,586
Industria de Diseno Textil SA	438,148	54,406,746
Kingfisher plc	1,968,942	8,400,124
Tiffany & Co.	640,640	39,642,803

		114,336,259
Textiles, Apparel & Luxury Goods–2.8%
Brunello Cucinelli SpA[1]	143,920	2,487,502
LVMH Moet Hennessy Louis Vuitton SA	285,360	43,033,165
Tod’s SpA	236,844	25,596,366

		71,117,033
Consumer Staples–9.0%
Beverages–3.4%
Carlsberg AS, Cl. B	203,544	18,033,546
Companhia de Bebidas das Americas, Sponsored ADR, Preference	614,175	23,504,477
Fomento Economico Mexicano SA de CV, UBD	4,920,017	45,306,164

		86,844,187
Food & Staples Retailing–0.5%
E-Mart Co. Ltd.	62,230	13,577,862
Food Products–3.0%
Nestle SA	456,400	28,776,736
Unilever plc	1,323,723	48,137,714

		76,914,450

1	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Shares	Value
Household Products–2.1%
Colgate-Palmolive Co.	481,880	$51,667,174
Energy–4.0%
Energy Equipment & Services–2.8%
Technip SA	425,350	47,460,355
Transocean Ltd.	505,762	22,703,656

		70,164,011
Oil, Gas & Consumable Fuels–1.2%
Repsol YPF SA	941,660	18,328,161
Total SA	246,440	12,224,144

		30,552,305
Financials–13.9%
Capital Markets–2.7%
Goldman Sachs Group, Inc. (The)	168,630	19,169,858
UBS AG	4,080,426	49,676,638

		68,846,496
Commercial Banks–5.1%
Banco Bilbao Vizcaya Argentaria SA	3,656,994	28,914,309
ICICI Bank Ltd., Sponsored ADR	974,400	39,112,416
Itau Unibanco Holding SA, ADR, Preference	1,642,800	25,101,984
Societe Generale SA, Cl. A1	344,369	9,822,230
Standard Chartered plc	281,650	6,367,336
Sumitomo Mitsui Financial Group, Inc.	669,800	20,836,724

		130,154,999
Diversified Financial Services–1.0%
BM&F BOVESPA SA	4,194,900	25,348,391
Insurance–4.5%
Allianz SE	328,539	39,090,475
Dai-ichi Life Insurance Co.	21,622	24,547,786
Fidelity National Financial, Inc., Cl. A	687,020	14,695,358
Prudential plc	2,685,537	34,757,988

		113,091,607
Real Estate Management & Development–0.6%
DLF Ltd.	3,100,027	13,706,063
Health Care–9.7%
Biotechnology–2.9%
Amgen, Inc.	362,170	30,538,174
Gilead Sciences, Inc.[1]	299,030	19,834,660
Theravance, Inc.[1]	598,130	15,497,548
ThromboGenics NV1	173,111	6,936,186

		72,806,568
Health Care Equipment & Supplies–1.4%
Zimmer Holdings, Inc.	538,630	36,422,161

2	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Shares	Value
Health Care Providers & Services–3.0%
Aetna, Inc.	856,390	$33,913,044
WellPoint, Inc.	711,765	41,289,488

		75,202,532
Pharmaceuticals–2.4%
Allergan, Inc.	93,810	8,591,120
Bayer AG	453,800	38,972,287
Roche Holding AG	74,409	13,900,756

		61,464,163
Industrials–12.6%
Aerospace & Defense–2.6%
Embraer SA, ADR	867,823	23,101,448
European Aeronautic Defense & Space Co.	1,311,650	41,699,285

		64,800,733
Air Freight & Logistics–0.6%
United Parcel Service, Inc., Cl. B	224,260	16,050,288
Building Products–2.0%
Assa Abloy AB, Cl. B	1,534,183	49,794,150
Construction & Engineering–0.6%
FLSmidth & Co. AS	282,798	16,233,262
Electrical Equipment–2.0%
Emerson Electric Co.	461,440	22,273,709
Nidec Corp.	212,700	15,562,750
Prysmian SpA	708,371	12,681,223

		50,517,682
Industrial Conglomerates–4.0%
3M Co.	402,670	37,214,761
Siemens AG	632,857	63,116,543

		100,331,304
Machinery–0.7%
Fanuc Ltd.	118,800	19,150,487
Road & Rail–0.1%
All America Latina Logistica	744,700	3,078,350
Information Technology–26.5%
Communications Equipment–3.9%
Juniper Networks, Inc.[1]	1,426,760	24,411,864
Telefonaktiebolaget LM Ericsson, B Shares	8,278,064	75,423,537

		99,835,401
Computers & Peripherals–0.5%
Fusion-io, Inc.[1]	422,440	12,787,259
Electronic Equipment, Instruments & Components–3.5%
Hoya Corp.	686,800	15,093,055
Keyence Corp.	110,711	28,282,518
Kyocera Corp.	172,300	14,925,013

3	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Shares	Value
Electronic Equipment, Instruments & Components Continued
Murata Manufacturing Co. Ltd.	560,500	$29,842,100

		88,142,686
Internet Software & Services–6.1%
eBay, Inc.[1]	1,669,730	80,831,629
Facebook, Inc., Cl. A1	827,380	17,912,777
Google, Inc., Cl. A1	72,900	55,003,050

		153,747,456
IT Services–1.1%
Infosys Ltd.	571,422	27,351,640
Semiconductors & Semiconductor Equipment–4.5%
Altera Corp.	1,405,440	47,763,878
Maxim Integrated Products, Inc.	1,494,095	39,772,809
Taiwan Semiconductor Manufacturing Co. Ltd.	8,711,184	26,544,122

		114,080,809
Software–6.9%
Adobe Systems, Inc.[1]	1,027,043	33,337,816
Intuit, Inc.	762,290	44,883,635
Microsoft Corp.	1,323,540	39,415,021
SAP AG	818,930	57,995,878

		175,632,350
Materials–1.5%
Chemicals–1.0%
Linde AG	145,840	25,113,161
Metals & Mining–0.5%
Iluka Resources Ltd.	1,375,000	13,883,532
Telecommunication Services–1.5%
Wireless Telecommunication Services–1.5%
KDDI Corp.	477,100	37,048,001
Utilities–0.5%
Electric Utilities–0.5%
Fortum OYJ	739,751	13,622,336

Total Common Stocks (Cost $1,808,021,591)		2,499,578,190
Investment Company–1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $31,172,783)	31,172,783	31,172,783

4	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Shares	Value
Total Investments, at Value (Cost $1,839,194,374)	99.8%	2,530,750,973
Other Assets Net of Liabilities	0.2	4,047,291

Net Assets	100.0%	$2,534,798,264

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	36,459,796	218,373,613	223,660,626	31,172,783

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$31,172,783	$38,092

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.

3.	Rate shown is the 7-day yield as of September 28, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,023,099,137	40.4%
Germany	264,188,516	10.4
Japan	205,288,434	8.1
France	192,361,102	7.6
Sweden	125,217,687	4.9
Spain	101,649,216	4.0
Brazil	100,134,650	4.0
United Kingdom	97,663,162	3.9
India	96,575,475	3.8
Switzerland	92,354,130	3.7
Mexico	70,460,359	2.8

5	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Geographic Holdings	Value	Percent
Italy	52,928,259	2.1
Denmark	34,266,808	1.4
Taiwan	26,544,122	1.1
Australia	13,883,532	0.5
Finland	13,622,336	0.5
Korea, Republic of South	13,577,862	0.5
Belgium	6,936,186	0.3

Total	$2,530,750,973	100.0%

Foreign Currency Exchange Contracts as of September 28, 2012 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)	Expiration Dates	Value	Unrealized Depreciation
JPMorgan Chase:
Brazilian Real (BRR)	Sell	4,857 BRR	10/1/12- 10/2/12	$2,395,813	$5,146
South Korean Won (KRW)	Sell	195,562 KRW	10/2/12	175,956	217

Total unrealized depreciation					$5,363

Notes to Statement of Investments

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

6	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean

7	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the

8	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

9	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$410,459,246	$81,155,088	$—	$491,614,334
Consumer Staples	229,003,673	—	—	229,003,673
Energy	34,927,800	65,788,516	—	100,716,316
Financials	291,574,293	59,573,263	—	351,147,556
Health Care	245,895,424	—	—	245,895,424
Industrials	249,342,486	70,613,770	—	319,956,256
Information Technology	589,399,321	82,178,280	—	671,577,601
Materials	25,113,161	13,883,532	—	38,996,693
Telecommunication Services	37,048,001	—	—	37,048,001
Utilities	13,622,336	—	—	13,622,336
Investment Company	31,172,783	—	—	31,172,783

Total Assets	$2,157,558,524	$373,192,449	$—	$2,530,750,973
Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(5,363)	$—	$(5,363)

Total Liabilities	$—	$(5,363)	$—	$(5,363)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

10	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$26,770,927	$(21,012,974)	$21,012,974	$(26,770,927)
Financials	34,441,405	(18,245,031)	18,245,031	(34,441,405)
Information Technology	94,139,824	(82,299,672)	82,299,672	(94,139,824)
Utilities	17,229,805	—	—	(17,229,805)

Total Assets	$172,581,961	$(121,557,677)	$121,557,677	$(172,581,961)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.
**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

11	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

12	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended September 28, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $2,215,885 and $3,380,125, respectively.

13	Oppenheimer Global Securities Fund/VA

Oppenheimer Global Securities Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,866,178,817
Federal tax cost of other investments	888

Total federal tax cost	$1,866,179,705

Gross unrealized appreciation	$738,072,428
Gross unrealized depreciation	(73,501,538)

Net unrealized appreciation	$664,570,890

14	Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Corporate Loans–6.8%
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 10/4/19[1]	$190,000	$199,263
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 8.50%, 2/27/14[1,2]	103,222	102,448
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.50%, 2/17/14[1,2]	151,778	150,640
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[1]	243,844	243,844
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/29/19[1,2]	130,000	132,275
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[1]	155,000	155,388
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, 8.50%, 12/2/17[1]	280,000	281,283
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.866%, 1/29/16[1]	452,762	371,265
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/26/18[1]	272,790	277,223
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.743%, 10/19/15[1],[2],[3]	1,062,623	625,176
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[1]	565,000	569,238
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[1]	340,000	363,375
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[1]	640,000	645,867
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[1]	420,000	426,300
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.716%, 7/30/15[1]	625,000	598,438
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 2/17/17[1],[2]	545,000	433,019
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[1]	305,000	299,205
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 8/1/18[1]	545,000	549,130
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan:
3.728%, 10/10/14[1]	637,556	476,494
3.938%, 10/10/14[1]	102,444	76,564
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 12/30/16[1]	655,000	681,200

Total Corporate Loans (Cost $7,619,231)		7,657,635

1	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Corporate Bonds and Notes–84.3%
Consumer Discretionary–23.6%
Auto Components–2.8%
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[4]	$105,000	$107,520
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	610,000	678,625
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[4]	1,335,000	1,445,138
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	170,000	170,000
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	690,000	727,950

		3,129,233
Automobiles–0.1%
Jaguar Land Rover plc, 7.75% Sr. Unsec. Bonds, 5/15/18[4]	110,000	119,213
Diversified Consumer Services–0.7%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	280,000	292,600
ServiceMaster Co.:
7% Sr. Nts., 8/15/20[4]	255,000	262,650
8% Sr. Unsec. Unsub. Nts., 2/15/20	170,000	181,050

		736,300
Hotels, Restaurants & Leisure–6.5%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	530,000	559,150
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	245,000	285,425
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	2,703,000	1,783,980
Chester Downs & Marina LLC, 9.25% Sr. Sec. Nts., 1/15/20[4]	190,000	191,900
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	218,000	253,970
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[5]	510,000	544,425
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[4]	640,000	587,200
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	585,000	631,800
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[4]	555,000	588,300
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	875,000	940,625
MGM Resorts International, 6.75% Sr. Unsec. Nts., 10/1/20[4]	165,000	165,413
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	246,225	260,383
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	435,000	489,375

		7,281,946
Household Durables–1.9%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15	280,000	282,800
9.125% Sr. Unsec. Nts., 5/15/19	790,000	797,900
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	65,000	70,525
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[2],[4]	130,000	131,138
Libbey Glass, Inc., 6.875% Sr. Sec. Nts., 5/15/20[4]	210,000	226,800
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 5.75% Sr. Sec. Nts., 10/15/20[4]	275,000	275,344

2	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Household Durables Continued
9% Sr. Unsec. Unsub. Nts., 4/15/19	$285,000	$292,125

		2,076,632
Leisure Equipment & Products–0.5%
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[4]	555,000	603,563
Media–9.2%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	325,000	222,625
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	760,000	625,100
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	265,000	293,488
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	719,000	729,785
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	860,000	865,375
CSC Holdings LLC, 6.75% Sr. Unsec. Nts., 11/15/21[4]	520,000	575,900
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	350,000	342,125
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22[4]	350,000	360,500
7.875% Sr. Unsec. Nts., 9/1/19	605,000	706,338
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	507,000	550,095
Gray Television, Inc.: 7.50% Sr. Unsec. Nts., 10/1/20[2],[4]	555,000	555,000
10.50% Sr. Sec. Nts., 6/29/15	520,000	566,150
Newport Television LLC/NTV Finance Corp., 13.75% Sr. Nts., 3/15/17[3],[4]	419,232	453,819
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	515,000	562,638
Sinclair Television Group, Inc.:
6.125% Sr. Nts., 10/1/22[2],[4]	430,000	432,688
8.375% Sr. Unsec. Nts., 10/15/18	315,000	348,863
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW Gmb H, 7.50% Sr. Sec. Nts., 3/15/19	395,000	435,488
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[4]	465,000	499,875
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[4]	350,000	382,375
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[4]	560,000	596,400
Virgin Media Finance plc, 5.25% Sr. Unsec. Unsub. Nts., 2/15/22	215,000	226,825

		10,331,452
Specialty Retail–1.5%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	140,000	155,575
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19	275,000	289,438
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	560,000	606,200
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	45,000	48,488
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	515,000	575,513

		1,675,214
Textiles, Apparel & Luxury Goods–0.4%
Levi Strauss & Co., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	265,000	287,525

3	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Textiles, Apparel & Luxury Goods Continued
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	$210,000	$210,000

		497,525
Consumer Staples–2.7%
Food & Staples Retailing–0.1%
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17	160,000	165,200
Food Products–2.0%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[4]	620,000	630,850
ASG Consolidated LLC, 12.863% Sr. Nts., 5/15/17[3,4]	417,721	366,550
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[4]	471,000	495,139
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[4]	690,000	722,775

		2,215,314
Household Products–0.3%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	250,000	283,125
Personal Products–0.1%
NBTY, Inc., 9% Sr. Unsec. Nts., 10/1/18	125,000	139,688
Tobacco–0.2%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	260,000	270,400
Energy–10.3%
Energy Equipment & Services–2.9%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	220,000	214,500
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	280,000	268,800
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[4]	280,000	291,550
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	565,000	577,713
Offshore Group Investments Ltd., 11.50% Sr. Sec. Nts., 8/1/15	990,000	1,098,900
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	525,000	561,750
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	200,000	215,000

		3,228,213
Oil, Gas & Consumable Fuels–7.4%
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	435,000	482,850
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
6.625% Sr. Nts., 10/1/20[4]	170,000	173,400
8.75% Sr. Unsec. Sub. Nts., 6/15/18	280,000	302,400
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	220,000	234,300
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	665,000	729,838
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	510,000	578,850
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	540,000	573,750
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	500,000	530,000
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	105,000	116,025
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	340,000	356,150
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[4]	75,000	78,094
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	735,000	808,500
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[4]	795,000	854,625

4	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[4]	$420,000	$413,700
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	195,000	186,713
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15	280,000	268,100
11.75% Sr. Nts., 1/1/16	225,000	228,375
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[4]	425,000	438,281
SandRidge Energy, Inc., 8.75% Sr. Unsec. Nts., 1/15/20	255,000	277,313
SM Energy Co., 6.50% Sr. Nts., 1/1/23[4]	270,000	283,838
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[4]	155,000	159,263
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	345,000	301,875

		8,376,240
Financials–8.8%
Capital Markets–3.0%
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	360,000	386,100
Nationstar Mortgage LLC/Nationstar Capital Corp.:
7.875% Sr. Unsec. Nts., 10/1/20[4]	155,000	158,488
10.875% Sr. Unsec. Nts., 4/1/15	1,015,000	1,105,081
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[4]	270,000	270,000
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	628,000	703,360
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	370,000	316,350
Verso Paper Holdings LLC/Verso Paper, Inc.:
8.75% Sr. Sec. Nts., 2/1/19	625,000	306,250
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	147,000	87,465

		3,333,094
Consumer Finance–0.8%
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19[4]	265,000	259,700
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[4]	330,000	349,800
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	255,000	284,325

		893,825
Diversified Financial Services–0.9%
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	240,000	281,040
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	585,000	674,213

		955,253
Insurance–1.1%
International Lease Finance Corp.:
8.625% Sr. Unsec. Unsub. Nts., 9/15/15	410,000	468,425
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	622,000	730,850

		1,199,275
Real Estate Investment Trusts (REITs)–1.2%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	565,000	608,788
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	695,000	771,450

		1,380,238

5	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Real Estate Management & Development–1.8%
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[3],[4]	$879,733	$840,145
Realogy Corp.:
7.625% Sr. Sec. Nts., 1/15/20[4]	560,000	620,200
9% Sr. Sec. Nts., 1/15/20[4]	285,000	315,638
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[1],[4]	275,000	273,625

		2,049,608
Health Care–5.4%
Biotechnology–0.3%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	195,000	216,450
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts., 8/15/20[4]	125,000	130,625

		347,075
Health Care Equipment & Supplies–1.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	325,000	276,250
Alere, Inc.:
7.875% Sr. Unsec. Unsub. Nts., 2/1/16	290,000	304,500
8.625% Sr. Unsec. Sub. Nts., 10/1/18	290,000	305,950
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20[4]	215,000	223,331
Chiron Merger Sub, Inc., 10.50% Sec. Nts., 11/1/18[4]	290,000	308,125
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20[4]	40,000	42,600

		1,460,756
Health Care Providers & Services–3.1%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	151	155
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	165,000	176,241
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[4]	180,000	192,150
5.875% Sr. Unsec. Nts., 1/31/22[4]	90,000	96,525
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	340,000	322,575
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20	514,000	573,110
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	620,000	606,050
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[4]	240,000	266,400
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	315,000	193,725
PSS World Medical, Inc., 6.375% Sr. Unsec. Unsub. Nts., 3/1/22	130,000	138,938
Radiation Therapy Services, Inc.:
8.875% Sr. Sec. Nts., 1/15/17	295,000	286,150
9.875% Sr. Unsec. Sub. Nts., 4/15/17	250,000	183,125
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[6]	435,000	7,613
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	375,000	402,188

		3,444,945
Health Care Technology–0.1%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	75,000	82,125

6	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Life Sciences Tools & Services–0.2%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[4]	$220,000	$248,050
Pharmaceuticals–0.4%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	150,000	156,000
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[4]	190,000	200,925
Warner Chilcott Co. LLC/Warner Chilcott Finance LL C, 7.75% Sr. Unsec. Nts., 9/15/18	145,000	155,513

		512,438
Industrials–14.9%
Aerospace & Defense–3.6%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	240,000	267,600
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	1,085,000	941,238
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	805,000	870,406
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	267,000	289,695
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[4]	300,000	337,500
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	480,000	532,800
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	650,000	736,125

		3,975,364
Air Freight & Logistics–1.0%
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	510,000	558,450
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[4]	540,000	580,500

		1,138,950
Airlines–0.5%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	543,468	584,907
Building Products–1.1%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[4]	265,000	261,025
Ply Gem Industries, Inc.:
9.375% Sr. Nts., 4/15/17[4]	400,000	403,000
13.125% Sr. Unsec. Sub. Nts., 7/15/14	535,000	573,788

		1,237,813
Commercial Services & Supplies–1.9%
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	205,000	195,263
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	1,130,000	1,127,175
STHI Holding Corp., 8% Sec. Nts., 3/15/18[4]	200,000	214,000
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	500,000	527,500

		2,063,938
Electrical Equipment–0.2%
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[4]	205,000	209,100
Machinery–3.2%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	340,000	354,450
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[5]	540,000	581,850

7	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Machinery Continued
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[4]	$150,000	$163,688
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	755,000	848,431
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	290,000	258,644
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	540,000	561,600
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	505,000	540,350
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	335,000	298,150

		3,607,163
Marine–0.9%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[4]	55,000	54,794
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	780,000	824,850
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	160,000	165,000

		1,044,644
Professional Services–0.2%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[5]	280,000	246,400
Road & Rail–1.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19	245,000	267,969
Hertz Corp. (The), 7.50% Sr. Unsec. Nts., 10/15/18	670,000	726,950
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	1,045,000	705,375

		1,700,294
Trading Companies & Distributors–0.8%
UR Financing Escrow Corp.:
7.375% Sr. Unsec. Nts., 5/15/20[4]	685,000	738,088
7.625% Sr. Unsec. Nts., 4/15/22[4]	170,000	186,575

		924,663
Information Technology–5.0%
Communications Equipment–0.9%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[4]	550,000	514,250
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	253,000	261,855
Zayo Group LLC/Zayo Capital, Inc.:
8.125% Sr. Sec. Nts., 1/1/20	125,000	137,188
10.125% Sr. Sec. Nts., 7/1/20	80,000	88,800

		1,002,093
Computers & Peripherals–0.4%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	470,000	505,250
Electronic Equipment, Instruments & Components–0.2%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	210,000	220,500
Internet Software & Services–1.0%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	1,035,000	1,112,625
IT Services–0.9%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	265,000	262,350
First Data Corp.:
9.875% Sr. Unsec. Nts., 9/24/15	265,000	271,625
12.625% Sr. Unsec. Nts., 1/15/21	475,000	494,594

		1,028,569

8	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Semiconductors & Semiconductor Equipment–1.3%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	$354,000	$361,080
Amkor Technologies, Inc., 6.625% Sr. Unsec. Nts., 6/1/21	265,000	270,300
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[4]	225,000	245,813
10.75% Sr. Unsec. Nts., 8/1/20	503,000	547,013

		1,424,206
Software–0.3%
Lawson Software, Inc., 9.375% Sr. Nts., 4/1/19[4]	105,000	117,075
SunGard Data Systems, Inc., 7.375% Sr. Unsec. Nts., 11/15/18	160,000	172,400

		289,475
Materials–6.0%
Chemicals–1.3%
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[2,4]	85,000	86,913
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	145,000	140,650
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	280,000	289,100
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[4]	440,000	464,750
LyondellBasell Industries NV, 6% Sr. Unsec. Nts., 11/15/21	350,000	400,750
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	70,000	75,775

		1,457,938
Construction Materials–0.8%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[4]	435,000	477,413
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	370,000	388,038

		865,451
Containers & Packaging–1.5%
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[4]	125,000	133,750
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	650,000	695,500
Rock-Tenn Co., 4.45% Sr. Unsec. Nts., 3/1/19[4]	130,000	137,393
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19[4]	940,000	728,500

		1,695,143
Metals & Mining–0.8%
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18	760,000	811,300
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	135,000	150,188

		961,488
Paper & Forest Products–1.6%
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[4]	335,000	357,613
Catalyst Paper Corp.:
13% Sec. Nts., 12/15/16[1,5]	184,561	179,024
11% Sr. Sec. Nts., 12/15/16	724,926	572,692
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[6]	600,000	381,000
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[4]	375,000	305,625

		1,795,954

9	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Principal Amount	Value
Telecommunication Services–5.1%
Diversified Telecommunication Services–3.0%
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	$385,000	$412,913
8.75% Sr. Unsec. Sub. Nts., 3/15/18	280,000	285,600
Frontier Communications Corp.:
8.25% Sr. Unsec. Nts., 4/15/17	270,000	307,800
8.50% Sr. Unsec. Nts., 4/15/20	180,000	204,300
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	585,000	620,831
11.50% Sr. Unsec. Nts., 2/4/17[3]	710	755
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19[4]	80,000	84,300
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	535,000	596,525
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[4]	560,000	534,800
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 6/1/22[4]	255,000	271,575

		3,319,399
Wireless Telecommunication Services–2.1%
Cricket Communications, Inc.:
7.75% Sr. Unsec. Nts., 10/15/20	450,000	441,000
10% Sr. Unsec. Unsub. Nts., 7/15/15	260,000	274,300
Leap Wireless International, Inc., 4.50% Cv. Sr. Unsec. Nts., 7/15/14	145,000	138,838
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	545,000	572,931
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[4]	165,000	173,869
Sprint Capital Corp., 8.75% Nts., 3/15/32	135,000	140,400
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[4]	515,000	619,288

		2,360,626
Utilities–2.5%
Electric Utilities–0.5%
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	507,000	572,910
Energy Traders–1.5%
AES Corp. (The), 8% Sr. Unsec. Unsub. Nts., 10/15/17	245,000	284,200
Calpine Corp., 7.50% Sr. Sec. Nts., 2/15/21[4]	255,000	276,675
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	530,000	586,975
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[5]	75,000	76,875
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[4]	265,000	275,600
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23[4]	105,000	107,494

		1,607,819
Gas Utilities–0.5%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	545,000	583,125

Total Corporate Bonds and Notes (Cost $92,648,483)		94,571,747

	Shares
Preferred Stocks–0.9%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.	584	546,350

10	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Greektown Superholdings, Inc., Cv., Series A-1[7]	7,236	$510,138

Total Preferred Stocks (Cost $1,253,803)		1,056,488
Common Stocks–0.8%
American Media Operations, Inc. [7]	58,065	754,845
Catalyst Paper Corp. [7]	41,832	46,806
Global Aviation Holdings, Inc. [7]	300	—
Greektown Superholdings, Inc., Series A-1 [7]	874	45,448

Total Common Stocks (Cost $2,872,161)		847,099

	Units
Rights, Warrants and Certificates–0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17 [7] (Cost $3,168,495)	11,017	396

	Shares
Investment Company–4.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[8],[9] (Cost $4,819,037)	4,819,037	4,819,037

Total Investments, at Value (Cost $112,381,210)	97.1%	108,952,402
Other Assets Net of Liabilities	2.9	3,284,797

Net Assets	100.0%	$112,237,199

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	Represents the current interest rate for a variable or increasing rate security.
2.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 28, 2012. See accompanying Notes.
3.	Interest or dividend is paid-in-kind, when applicable.
4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,031,469 or 24.98% of the Fund’s net assets as of September 28, 2012.
5.	Restricted security. The aggregate value of restricted securities as of September 28, 2012 was $1,628,574, which represents 1.45% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15	5/14/09-2/8/10	$258,659	$246,400	$(12,259)
Catalyst Paper Corp., 13% Sec. Nts., 12/15/16	9/6/12	166,064	179,024	12,960
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16	4/21/10-5/3/11	547,333	581,850	34,517
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16	1/22/10-12/20/11	508,247	544,425	36,178
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18	6/7/11	77,178	76,875	(303)

		$1,557,481	$1,628,574	$71,093

6.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
7.	Non-income producing security.

11	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	11,964,562	31,674,954	38,820,479	4,819,037

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$4,819,037	$7,714

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.

9.	Rate shown is the 7-day yield as of September 28, 2012.

Notes to Statement of Investments

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 28, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,531,463
Sold securities	307,308

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 28, 2012 is as follows:

Cost	$589,032
Market Value	$388,613
Market Value as a % of Net Assets	0.35%

12	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities

13	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

14	Oppenheimer High Income Fund/VA

Oppenheimer High Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$7,657,635	$—	$7,657,635
Corporate Bonds and Notes	—	94,392,723	179,024	94,571,747
Preferred Stocks	—	1,056,488	—	1,056,488
Common Stocks	—	800,293	46,806	847,099
Rights, Warrants and Certificates	—	—	396	396
Investment Company	4,819,037	—	—	4,819,037

Total Assets	$4,819,037	$103,907,139	$226,226	$108,952,402

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Common Stocks	$52,929	$(52,929)
Preferred Stocks	751,905	(751,905)

Total Assets	$804,834	$(804,834)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Restricted Securities

As of September 28, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$112,396,400

Gross unrealized appreciation	$5,280,701
Gross unrealized depreciation	(8,724,699)

Net unrealized depreciation	$(3,443,998)

15	Oppenheimer High Income Fund/VA

OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS September 28, 2012* / Unaudited

	Shares	Value
Common Stocks–98.8%
Consumer Discretionary–9.2%
Automobiles–2.1%
Ford Motor Co.	3,009,610	$29,674,755
Hotels, Restaurants & Leisure–0.6%
Hyatt Hotels Corp., Cl. A1	54,558	2,190,504
Yum! Brands, Inc.	103,180	6,844,961

		9,035,465
Media–2.4%
McGraw-Hill Cos., Inc. (The)	607,401	33,158,021
Specialty Retail–4.1%
AutoZone, Inc.[1]	67,600	24,989,692
CarMax, Inc.[1]	534,760	15,133,708
TJX Cos., Inc. (The)	366,390	16,410,608

		56,534,008
Consumer Staples–10.6%
Beverages–2.3%
Dr Pepper Snapple Group, Inc.	722,910	32,191,182
Food Products–3.5%
J.M. Smucker Co. (The)	363,570	31,386,998
Kraft Foods, Inc., Cl. A	340,010	14,059,413
Mondelez International, Inc., Cl. A	134,410	3,568,585

		49,014,996
Household Products–0.3%
Henkel AG & Co. KGaA, Preference	47,374	3,767,737
Tobacco–4.5%
Philip Morris International, Inc.	704,189	63,334,759
Energy–11.1%
Energy Equipment & Services–3.6%
National Oilwell Varco, Inc.	626,630	50,199,329
Oil, Gas & Consumable Fuels–7.5%
Chevron Corp.	559,910	65,263,110
Kinder Morgan, Inc.	339,467	12,057,868
Noble Energy, Inc.	302,680	28,061,463

		105,382,441
Financials–17.5%
Commercial Banks–4.1%
CIT Group, Inc.[1]	1,247,810	49,151,236
M&T Bank Corp.	83,370	7,933,489

		57,084,725
Consumer Finance–1.4%
Discover Financial Services	506,930	20,140,329
Diversified Financial Services–10.2%
Citigroup, Inc.	1,689,578	55,282,992
CME Group, Inc., Cl. A	420,360	24,086,628
IntercontinentalExchange, Inc.[1]	15,570	2,077,194
JPMorgan Chase & Co.	1,303,040	52,747,059
MSCI, Inc., Cl. A1	283,840	10,158,634

		144,352,507
Insurance–1.8%
Marsh & McLennan Cos., Inc.	726,940	24,665,074
Health Care–12.2%
Health Care Equipment & Supplies–3.2%
Covidien plc	753,380	44,765,840
Health Care Providers & Services–2.6%
DaVita, Inc.[1]	36,310	3,762,079
Express Scripts Holding Co.[1]	514,507	32,244,154

		36,006,233
Pharmaceuticals–6.4%
Abbott Laboratories	634,650	43,511,604
Bristol-Myers Squibb Co.	910,190	30,718,912
Watson Pharmaceuticals, Inc.[1]	177,830	15,144,003

		89,374,519
Industrials–11.0%
Aerospace & Defense–2.4%
Boeing Co. (The)	382,190	26,608,068
L-3 Communications Holdings, Inc.	102,620	7,358,880

		33,966,948
Air Freight & Couriers–2.2%
United Parcel Service, Inc., Cl. B	429,850	30,764,365
Industrial Conglomerates–3.1%
Tyco International Ltd.	767,445	43,176,456
Professional Services–1.0%
Towers Watson & Co., Cl. A	278,390	14,768,589
Road & Rail–2.3%
CSX Corp.	1,412,720	29,313,940
QR National Ltd.	828,400	2,919,753

		32,233,693
Information Technology–21.6%
Communications Equipment–1.4%
QUALCOMM, Inc.	309,531	19,342,592
Computers & Peripherals–8.9%
Apple, Inc.	168,092	112,161,068
Western Digital Corp.	338,720	13,118,626

		125,279,694
Electronic Equipment, Instruments & Components–0.8%
Corning, Inc.	824,280	10,839,282
Internet Software & Services–6.0%
eBay, Inc.[1]	1,105,215	53,503,458

1	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Internet Software & Services (Continued)
Facebook, Inc., Cl. A1	393,330	$8,515,594
Google, Inc., Cl. A1	30,170	22,763,265

		84,782,317
IT Services–4.5%
International Business Machines Corp.	304,170	63,100,066
Materials–2.1%
Chemicals–0.3%
PPG Industries, Inc.	31,350	3,600,234
Construction Materials–1.8%
Vulcan Materials Co.	525,130	24,838,649
Telecommunication Services–2.2%
Wireless Telecommunication Services–2.2%
America Movil SAB de CV, Series L, ADR	1,227,462	31,226,633
Utilities–1.3%
Energy Traders–1.3%
AES Corp. (The)[1]	1,687,020	18,506,609

Total Common Stocks (Cost $1,007,832,430)		1,385,108,047

	Units
Rights, Warrants and Certificates–0.0%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 2/15/17[1] (Cost $68,117)	38,054	132,809

	Shares	Value
Investment Company–1.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $21,621,887)	21,621,887	$21,621,887
Total Investments,at Value (Cost $1,029,522,434)	100.3%	1,406,862,743
Liabilities in Excess of Other
Assets	(0.3)	(4,444,724)
Net Assets	100.0%	$1,402,418,019

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	—	250,384,265	228,762,378	21,621,887

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$21,621,887	$27,277

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.
3.	Rate shown is the 7-day yield as of September 28, 2012.

2	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Foreign Currency Exchange Contracts as of September 28, 2012 are as follows:

Counterparty/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation
JP Morgan Chase
Australian Dollar (AUD)	Buy	7	AUD	10/2/12	$7,007	$17

3	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

4	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

5	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

6	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$128,402,249	$—	$—	$128,402,249
Consumer Staples	148,308,674	—	—	148,308,674
Energy	155,581,770	—	—	155,581,770
Financials	246,242,635	—	—	246,242,635
Health Care	170,146,592	—	—	170,146,592
Industrials	154,910,051	—	—	154,910,051
Information Technology	303,343,951	—	—	303,343,951
Materials	28,438,883	—	—	28,438,883
Telecommunication Services	31,226,633	—	—	31,226,633
Utilities	18,506,609	—	—	18,506,609
Rights, Warrants and Certificates	132,809	—	—	132,809
Investment Company	21,621,887	—	—	21,621,887

Total Investments, at Value	1,406,862,743	—	—	1,406,862,743
Other Financial Instruments:
Foreign currency exchange contracts	—	17	—	17

Total Assets	$1,406,862,743	$17	$—	$1,406,862,760

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which

7	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

8	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 28, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $17, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

9	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended September 28, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $53,686 and $264, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

10	OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Federal tax cost of securities	$1,032,460,944
Federal tax cost of other investments	33,524

Total federal tax cost	$1,032,494,468

Gross unrealized appreciation	$391,854,232
Gross unrealized depreciation	(17,452,517)

Net unrealized appreciation	$374,401,715

11	OPPENHEIMER MAIN STREET FUND/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Common Stocks–97.2%
Consumer Discretionary–17.0%
Auto Components–1.2%
Cooper Tire & Rubber Co.	61,770	$1,184,749
Dana Holding Corp.	724,037	8,905,655
Gentherm, Inc.[1]	45,640	567,762
Standard Motor Products, Inc.	22,572	415,776

		11,073,942
Distributors–0.8%
Pool Corp.	166,879	6,938,829
VOXX International Corp.[1]	70,450	526,966

		7,465,795
Diversified Consumer Services–0.4%
Bridgepoint Education, Inc.[1]	3,822	38,793
Coinstar, Inc.[1]	26,439	1,189,226
DeVry, Inc.	5,722	130,233
Grand Canyon Education, Inc.[1]	69,640	1,638,629
Regis Corp.	31,677	582,223

		3,579,104
Hotels, Restaurants & Leisure–3.0%
Ameristar Casinos, Inc.	63,464	1,129,659
Bob Evans Farms, Inc.	41,296	1,615,912
Brinker International, Inc.	63,954	2,257,576
CEC Entertainment, Inc.	1,570	47,288
Cheesecake Factory, Inc. (The)	51,102	1,826,897
Cracker Barrel Old Country Store, Inc.	9,999	671,033
Denny’s Corp.[1]	47,580	230,763
Dunkin’ Brands Group, Inc.	589,353	17,206,161
Multimedia Games, Inc.[1]	3,520	55,370
Papa John’s International, Inc.[1]	22,183	1,184,794
Penn National Gaming, Inc.[1]	250	10,775
Red Robin Gourmet Burgers, Inc.[1]	28,610	931,542
Ruth’s Chris Steak House, Inc.[1]	6,160	39,239
Texas Roadhouse, Inc., Cl. A	15,340	262,314
Town Sports International Holdings, Inc.[1]	14,610	180,726

		27,650,049
Household Durables–1.1%
CSS Industries, Inc.	12,958	266,287
Helen of Troy Ltd.[1]	13,873	441,578
Jarden Corp.	20,765	1,097,223
La-Z-Boy, Inc.[1]	44,700	653,961
NACCO Industries, Inc., Cl. A	6,860	860,313
Toll Brothers, Inc.[1]	166,460	5,531,466
Zagg, Inc.[1]	120,100	1,024,453

		9,875,281
Internet & Catalog Retail–0.0%
HSN, Inc.	3,436	168,536

1	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Leisure Equipment & Products–0.2%
Leapfrog Enterprises, Inc.[1]	167,790	$1,513,466
Polaris Industries, Inc.	1,529	123,650
Smith & Wesson Holding Corp.[1]	69,620	766,516

		2,403,632
Media–1.8%
Cinemark Holdings, Inc.	41,190	923,892
IMAX Corp.[1]	489,006	9,736,109
Interpublic Group of Cos., Inc. (The)	139,350	1,549,572
Regal Entertainment Group	49,160	691,681
Scholastic Corp.	48,345	1,536,404
Valassis Communications, Inc.[1]	55,341	1,366,369
Wiley (John) & Sons, Inc., Cl. A	20,180	927,271

		16,731,298
Multiline Retail–0.5%
Big Lots, Inc.[1]	42,851	1,267,533
Dillard’s, Inc., Cl. A	18,793	1,359,110
Fred’s, Inc.	43,081	613,043
Saks, Inc.[1]	168,972	1,742,101

		4,981,787
Specialty Retail–5.9%
Aaron’s, Inc.	40,560	1,127,974
Advance Auto Parts, Inc.	19,987	1,367,910
AnnTaylor Stores Corp.[1]	72,413	2,732,142
Ascena Retail Group, Inc.[1]	110,180	2,363,361
Body Central Corp.[1]	43,740	457,083
Brown Shoe Co., Inc.	5,350	85,761
Buckle, Inc. (The)	7,770	352,991
CarMax, Inc.[1]	422,450	11,955,335
Cato Corp., Cl. A	78,197	2,323,233
Chico’s FAS, Inc.	146,089	2,645,672
Dick’s Sporting Goods, Inc.	3,196	165,713
Express, Inc.[1]	92,016	1,363,677
Finish Line, Inc. (The), Cl. A	99,273	2,257,468
Foot Locker, Inc.	64,021	2,272,746
GameStop Corp., Cl. A	91,545	1,922,445
Hibbett Sports, Inc.[1]	2,636	156,710
Hot Topic, Inc.	131,770	1,146,399
Men’s Wearhouse, Inc. (The)	365	12,567
Monro Muffler Brake, Inc.	190,499	6,703,660
Pier 1 Imports, Inc.	503,530	9,436,152
RadioShack Corp.	7,105	16,910
Rent-A-Center, Inc.	12,790	448,673
Rue21, Inc.[1]	33,975	1,058,321
Stage Stores, Inc.	22,990	484,169
Staples, Inc.	72,570	836,006
Williams-Sonoma, Inc.	25,980	1,142,341

		54,835,419

2	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Textiles, Apparel & Luxury Goods–2.1%
Fossil, Inc.[1]	92,432	$7,828,990
Iconix Brand Group, Inc.[1]	4,943	90,160
Jones Group, Inc. (The)	54,400	700,128
PVH Corp.	117,158	10,980,048
True Religion Apparel, Inc.	15,870	338,507

		19,937,833
Consumer Staples–2.1%
Beverages–0.1%
Cott Corp.[1]	78,596	620,908
Food & Staples Retailing–0.3%
Andersons, Inc. (The)	370	13,934
Harris Teeter Supermarkets, Inc.	3,870	150,311
Roundy’s, Inc.	129,750	784,988
Safeway, Inc.	42,590	685,273
Spartan Stores, Inc.	21,677	331,875
Village Super Market, Inc., Cl. A	6,555	240,962
Weis Markets, Inc.	12,292	520,320

		2,727,663
Food Products–1.3%
Darling International, Inc.[1]	90,340	1,652,319
Dean Foods Co.[1]	100,660	1,645,791
Ingredion, Inc.	7,960	439,074
TreeHouse Foods, Inc.[1]	164,322	8,626,905

		12,364,089
Household Products–0.1%
Harbinger Group, Inc.[1]	29,650	249,950
Spectrum Brands Holdings, Inc.	3,200	128,032

		377,982
Personal Products–0.3%
Medifast, Inc.[1]	44,772	1,170,788
Nu Skin Asia Pacific, Inc., Cl. A	11,660	452,758
USANA Health Sciences, Inc.[1]	30,950	1,438,247

		3,061,793
Tobacco–0.0%
Universal Corp.	3,297	167,883
Energy–5.8%
Energy Equipment & Services–1.4%
Basic Energy Services, Inc.[1]	41,222	462,511
C&J Energy Services, Inc.[1]	81,630	1,624,437
Forum Energy Technologies, Inc.[1]	39,520	961,126
Helix Energy Solutions Group, Inc.[1]	95,388	1,742,739
Helmerich & Payne, Inc.	31,770	1,512,570
ION Geophysical Corp.[1]	99,150	688,101
Key Energy Services, Inc.[1]	32,020	224,140
Matrix Service Co.[1]	49,436	522,539

3	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Energy Equipment & Services Continued
Nabors Industries Ltd.[1]	42,140	$591,224
Newpark Resources, Inc.[1]	7,630	56,538
Parker Drilling Co.[1]	276,223	1,168,423
Patterson-UTI Energy, Inc.	94,820	1,501,949
Pioneer Energy Services Corp.[1]	14,370	111,942
RPC, Inc.	164,357	1,954,205
Tesco Corp.[1]	6,290	67,177

		13,189,621
Oil, Gas & Consumable Fuels–4.4%
Alon USA Energy, Inc.	71,990	986,263
Cloud Peak Energy, Inc.[1]	4,100	74,210
Crosstex Energy, Inc.	21,780	305,573
CVR Energy, Inc.[1]	16,100	591,675
CVR Energy, Inc.[2]	43,316	—
Delek US Holdings, Inc.	47,590	1,213,069
Denbury Resources, Inc.[1]	18,500	298,960
EPL Oil & Gas, Inc.[1]	246,560	5,002,702
Gran Tierra Energy, Inc.[1]	194,260	1,004,324
Green Plains Renewable Energy, Inc.[1]	3,520	20,627
HollyFrontier Corp.	244,103	10,074,131
Kosmos Energy Ltd.[1]	284,513	3,240,603
PAA Natural Gas Storage LP	263,933	5,252,267
Renewable Energy Group, Inc.[1]	237,310	1,578,112
Rex Stores Corp.[1]	18,470	332,645
Targa Resources Corp.	31,410	1,581,179
Tesoro Corp.	68,841	2,884,438
TransGlobe Energy Corp.[1]	86,803	942,681
VAALCO Energy, Inc.[1]	233,417	1,995,715
Venoco, Inc.[1]	73,590	874,249
Warren Resources, Inc.[1]	116,600	354,464
Western Refining, Inc.	86,567	2,266,324

		40,874,211
Financials–21.5%
Capital Markets–1.0%
Federated Investors, Inc., Cl. B	51,317	1,061,749
Financial Engines, Inc.[1]	122,210	2,912,264
KBW, Inc.	293,671	4,836,761

		8,810,774
Commercial Banks–2.8%
Associated Banc-Corp.	27,720	365,072
BankUnited, Inc.	166,435	4,095,965
CapitalSource, Inc.	1,512,889	11,467,699
Citizens & Northern Corp.	9,086	178,176
Commerce Bancshares, Inc.	1,850	74,611
CVB Financial Corp.	104,440	1,247,014

4	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Commercial Banks Continued
Eagle Bancorp, Inc.[1]	24,173	$404,173
First Horizon National Corp.	12,944	124,651
FirstMerit Corp.	232,736	3,428,201
Huntington Bancshares, Inc.	202,840	1,399,596
KeyCorp	59,560	520,554
Lakeland Financial Corp.	4,189	115,616
Old National Bancorp	67,910	924,255
Republic Bancorp, Inc., Cl. A	12,188	267,527
Southside Bancshares, Inc.	13,152	286,845
Univest Corp. of Pennsylvania	20,380	366,840
WesBanco, Inc.	25,159	521,043

		25,787,838
Consumer Finance–0.2%
Cash America International, Inc.	9,250	356,773
EZCORP, Inc., Cl. A1	29,074	666,667
First Cash Financial Services, Inc.[1]	2,180	100,302
Green Dot Corp., Cl. A1	52,140	637,672
Netspend Holdings, Inc.[1]	12,010	118,058

		1,879,472
Diversified Financial Services–2.6%
Moody’s Corp.	201,450	8,898,047
MSCI, Inc., Cl. A1	410,606	14,695,589
NASDAQ OMX Group, Inc. (The)	39,220	913,630

		24,507,266
Insurance–4.4%
Allied World Assurance Holdings Ltd.	9,670	747,008
Alterra Capital Holdings Ltd.	147,563	3,532,658
American Financial Group, Inc.	62,628	2,373,601
AmTrust Financial Services, Inc.	174,006	4,458,034
Aspen Insurance Holdings Ltd.	25,550	779,020
Assurant, Inc.	41,570	1,550,561
Axis Capital Holdings Ltd.	23,750	829,350
CNO Financial Group, Inc.	249,601	2,408,650
Everest Re Group Ltd.	10,640	1,138,054
FBL Financial Group, Inc., Cl. A	6,955	230,906
Fidelity National Financial, Inc., Cl. A	91,010	1,946,704
First American Financial Corp.	35,960	779,253
Greenlight Capital Re Ltd., Cl. A1	23,120	572,220
HCC Insurance Holdings, Inc.	69,070	2,340,782
Horace Mann Educators Corp.	78,134	1,415,007
Maiden Holdings Ltd.	33,010	293,459
Meadowbrook Insurance Group, Inc.	129,210	993,625
Montpelier Re Holdings Ltd.	39,670	877,897
PartnerRe Ltd.	9,710	721,259
Primerica, Inc.	81,795	2,342,609
ProAssurance Corp.	18,516	1,674,587
Protective Life Corp.	52,402	1,373,456
Reinsurance Group of America, Inc.	35,931	2,079,327

5	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Insurance Continued
RenaissanceRe Holdings Ltd.	9,360	$721,094
StanCorp Financial Group, Inc.	6,740	210,558
Symetra Financial Corp.	175,173	2,154,628
Torchmark Corp.	35,297	1,812,501
Tower Group, Inc.	390	7,562
Validus Holdings Ltd.	25,100	851,141

		41,215,511
Real Estate Investment Trusts (REITs)–9.3%
Acadia Realty Trust	440	10,921
American Assets Trust, Inc.	14,690	393,545
American Campus Communities, Inc.	7,787	341,694
Apartment Investment & Management Co.	39,360	1,022,966
Ares Commercial Real Estate Corp.	77,680	1,325,221
Brandywine Realty Trust	49,140	599,017
Camden Property Trust	40	2,580
CBL & Associates Properties, Inc.	49,870	1,064,226
Cedar Shopping Centers, Inc.	13,840	73,075
Chatham Lodging Trust	154,840	2,149,179
Coresite Realty Corp.	29,210	786,917
CubeSmart	79,741	1,026,267
CYS Investments, Inc.	803,129	11,316,088
DCT Industrial Trust, Inc.	50,290	325,376
Digital Realty Trust, Inc.	122,935	8,587,010
Douglas Emmett, Inc.	13,030	300,602
Duke Realty Corp.	32,030	470,841
EastGroup Properties, Inc.	38,133	2,028,676
Education Realty Trust, Inc.	25,310	275,879
Essex Property Trust, Inc.	32	4,744
Extra Space Storage, Inc.	63,966	2,126,870
First Industrial Realty Trust, Inc.[1]	69,390	911,785
Glimcher Realty Trust	87,390	923,712
Hatteras Financial Corp.	439,510	12,389,787
Healthcare Realty Trust, Inc.	52,580	1,211,969
LaSalle Hotel Properties	384,246	10,255,526
Lexington Realty Trust	71,360	689,338
Liberty Property Trust	12,010	435,242
Mid-America Apartment Communities, Inc.	101,275	6,614,270
Omega Healthcare Investors, Inc.	21,180	481,421
Post Properties, Inc.	7,029	337,111
Ramco-Gershenson Properties Trust	58,990	739,145
Regency Centers Corp.	6,350	309,436
Sabra Health Care REIT, Inc.	53,820	1,076,938
Sovran Self Storage, Inc.	30,329	1,754,533
Starwood Property Trust, Inc.	365,242	8,499,181
Sun Communities, Inc.	20,077	885,797
Sunstone Hotel Investors, Inc.[1]	64,507	709,577
Tanger Factory Outlet Centers, Inc.	52,947	1,711,777
Taubman Centers, Inc.	24,073	1,847,121

6	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Real Estate Investment Trusts (REITs) Continued
Weingarten Realty Investors	25,520	$717,367

		86,732,727
Thrifts & Mortgage Finance–1.2%
Flushing Financial Corp.	18,253	288,397
OceanFirst Financial Corp.	17,360	254,671
Ocwen Financial Corp.[1]	234,940	6,439,705
Oritani Financial Corp.	213,770	3,217,239
Washington Federal, Inc.	78,750	1,313,550

		11,513,562
Health Care–12.1%
Biotechnology–2.1%
Achillion Pharmaceuticals, Inc.[1]	245,579	2,556,477
Cepheid, Inc.[1]	169,640	5,854,276
Halozyme Therapeutics, Inc.[1]	255,772	1,933,636
Indevus Pharmaceuticals, Inc.[1]	2,500	25
Medivation, Inc.[1]	69,742	3,930,659
Myriad Genetics, Inc.[1]	86,623	2,337,955
PDL BioPharma, Inc.	317,159	2,438,953
United Therapeutics Corp.[1]	6,464	361,208

		19,413,189
Health Care Equipment & Supplies–2.4%
ConMed Corp.	55,554	1,583,289
Cyberonics, Inc.[1]	4,448	233,164
Dexcom, Inc.[1]	372,600	5,600,178
Greatbatch, Inc.[1]	202,581	4,928,796
IDEXX Laboratories, Inc.[1]	1,225	121,704
Masimo Corp.[1]	16,230	392,441
OraSure Technologies, Inc.[1]	122,010	1,356,751
Orthofix International NV1	85,500	3,826,125
ResMed, Inc.	45,940	1,859,192
RTI Biologics, Inc.[1]	174,142	726,172
Steris Corp.	20,420	724,297
Vascular Solutions, Inc.[1]	26,360	390,392
Young Innovations, Inc.	10,152	396,943

		22,139,444
Health Care Providers & Services–5.2%
AMERIGROUP Corp.[1]	37,680	3,445,082
AmSurg Corp.[1]	55,101	1,563,766
Bio-Reference Laboratories, Inc.[1]	44,150	1,261,807
Catamaran Corp.[1]	59,230	5,802,763
Chemed Corp.	25,470	1,764,816
DaVita, Inc.[1]	7,610	788,472
Ensign Group, Inc. (The)	51,250	1,568,506
Hanger Orthopedic Group, Inc.[1]	43,260	1,234,208

7	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Health Care Providers & Services Continued
Health Management Associates, Inc., Cl. A1	104,500	$876,755
HealthSouth Corp.[1]	456,750	10,989,405
Laboratory Corp. of America Holdings[1]	6,810	629,721
LifePoint Hospitals, Inc.[1]	2,332	99,763
Magellan Health Services, Inc.[1]	1,651	85,208
Metropolitan Health Networks, Inc.[1]	115,854	1,082,076
Omnicare, Inc.	32,320	1,097,910
Owens & Minor, Inc.	26,460	790,625
Patterson Cos., Inc.	48,716	1,668,036
PharMerica Corp.[1]	27,560	348,910
PSS World Medical, Inc.[1]	6,168	140,507
Schein (Henry), Inc.[1]	18,770	1,487,898
Select Medical Holdings Corp.[1]	144,502	1,622,757
Skilled Healthcare Group, Inc., Cl. A1	12,120	77,932
Team Health Holdings, Inc.[1]	3,720	100,924
Triple-S Management Corp., Cl. B1	14,081	294,293
U.S. Physical Therapy, Inc.	36,873	1,018,801
Universal Health Services, Inc., Cl. B	7,910	361,724
WellCare Health Plans, Inc.[1]	142,180	8,040,279

		48,242,944
Health Care Technology–0.3%
MedAssets, Inc.[1]	98,310	1,749,918
Omnicell, Inc.[1]	73,100	1,016,090

		2,766,008
Life Sciences Tools & Services–0.8%
Cambrex Corp.[1]	140,214	1,644,710
Charles River Laboratories International, Inc.[1]	32,080	1,270,368
Parexel International Corp.[1]	20,580	633,041
PerkinElmer, Inc.	48,966	1,443,028
Waters Corp.[1]	34,805	2,900,301

		7,891,448
Pharmaceuticals–1.3%
Endo Pharmaceuticals Holdings, Inc.[1]	22,240	705,453
MAP Pharmaceuticals, Inc.[1]	127,970	1,992,493
Obagi Medical Products, Inc.[1]	57,090	708,487
Questcor Pharmaceuticals, Inc.[1]	285,400	5,279,900
Santarus, Inc.[1]	122,060	1,083,893
SciClone Pharmaceuticals, Inc.[1]	197,700	1,097,235
Vivus, Inc.[1]	79,020	1,408,136

		12,275,597
Industrials–15.9%
Aerospace & Defense–1.3%
B/E Aerospace, Inc.[1]	240,430	10,122,103
Exelis, Inc.	12,253	126,696

8	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Aerospace & Defense Continued
LMI Aerospace, Inc.[1]	12,040	$246,098
Moog, Inc., Cl. A1	36,139	1,368,584

		11,863,481
Air Freight & Logistics–0.5%
Forward Air Corp.	6,350	193,104
Hub Group, Inc., Cl. A1	141,178	4,190,163
Park-Ohio Holdings Corp.[1]	17,372	376,451
UTi Worldwide, Inc.	28,200	379,854

		5,139,572
Airlines–0.5%
Alaska Air Group, Inc.[1]	24,320	852,659
Delta Air Lines, Inc.[1]	31,040	284,326
JetBlue Airways Corp.[1]	258,570	1,238,550
Republic Airways Holdings, Inc.[1]	5,110	23,659
Southwest Airlines Co.	87,260	765,270
Spirit Airlines, Inc.[1]	46,161	788,430
US Airways Group, Inc.[1]	69,330	725,192

		4,678,086
Commercial Services & Supplies–3.0%
Acco Brands Corp.[1]	830	5,387
Avery-Dennison Corp.	11,300	359,566
Cintas Corp.	40,570	1,681,627
Deluxe Corp.	54,617	1,669,096
Encore Capital Group, Inc.[1]	35,501	1,003,258
Intersections, Inc.	32,880	346,555
Kimball International, Inc., Cl. B	10,950	133,809
Knoll, Inc.	54,719	763,330
Miller (Herman), Inc.	58,540	1,138,018
Mine Safety Appliances Co.	17,730	660,797
Quad Graphics, Inc.	31,517	534,528
R.R. Donnelley & Sons Co.	152,110	1,612,366
Steelcase, Inc., Cl. A	138,280	1,362,058
Sykes Enterprises, Inc.[1]	50,726	681,757
Tetra Tech, Inc.[1]	69,494	1,824,912
UniFirst Corp.	1,590	106,196
Waste Connections, Inc.	463,410	14,018,153

		27,901,413
Construction & Engineering–1.9%
Aecom Technology Corp.[1]	54,160	1,146,026
Dycom Industries, Inc.[1]	2,750	39,545
EMCOR Group, Inc.	3,927	112,077
KBR, Inc.	549,031	16,372,104
URS Corp.	10,791	381,030

		18,050,782
Electrical Equipment–1.5%
AZZ, Inc.	4,814	182,836

9	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Electrical Equipment Continued
Belden, Inc.	37,150	$1,370,092
EnerSys, Inc.[1]	56,580	1,996,708
General Cable Corp.[1]	150,143	4,411,201
Regal-Beloit Corp.	80,509	5,674,274

		13,635,111
Industrial Conglomerates–0.2%
Carlisle Cos., Inc.	16,180	840,066
Standex International Corp.	20,416	907,491

		1,747,557
Machinery–1.7%
Actuant Corp., Cl. A	71,190	2,037,458
Altra Holdings, Inc.	22,870	416,234
Barnes Group, Inc.	40,370	1,009,654
Columbus McKinnon Corp.[1]	21,290	321,692
EnPro Industries, Inc.[1]	12,590	453,366
Freightcar America, Inc.	22,970	408,636
Gardner Denver, Inc.	1,235	74,606
Kadant, Inc.[1]	31,660	734,195
Lincoln Electric Holdings, Inc.	8,510	332,316
Miller Industries, Inc.	30,706	492,831
Navistar International Corp.[1]	20,081	423,508
Tennant Co.	1,810	77,504
Timken Co.	14,520	539,563
Toro Co. (The)	37,770	1,502,491
TriMas Corp.[1]	40,320	972,115
Wabtec Corp.	62,439	5,013,227
Watts Water Technologies, Inc., Cl. A	18,940	716,500
Xylem, Inc.	5,293	133,119

		15,659,015
Professional Services–2.9%
Dun & Bradstreet Corp.	1,354	107,805
GP Strategies Corp.[1]	32,511	628,113
ICF International, Inc.[1]	54,031	1,086,023
Kforce, Inc.[1]	12,240	144,310
Korn-Ferry International[1]	381,831	5,853,469
Navigant Consulting, Inc.[1]	75,402	833,192
Resources Connection, Inc.	49,920	654,451
Robert Half International, Inc.	611,815	16,292,633
TrueBlue, Inc.[1]	88,238	1,387,101

		26,987,097
Road & Rail–2.1%
Celadon Group, Inc.	40,320	647,942
Genesee & Wyoming, Inc., Cl. A1	85,691	5,729,300
Old Dominion Freight Line, Inc.[1]	402,921	12,152,097
Swift Transportation Co.[1]	157,910	1,361,184

		19,890,523

10	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Trading Companies & Distributors–0.3%
Aceto Corp.	14,490	$136,931
Applied Industrial Technologies, Inc.	15,933	660,104
Beacon Roofing Supply, Inc.[1]	75,024	2,138,184

		2,935,219
Information Technology–15.1%
Communications Equipment–2.4%
Arris Group, Inc.[1]	117,830	1,507,046
Aruba Networks, Inc.[1]	506,356	11,385,415
Brocade Communications Systems, Inc.[1]	318,192	1,882,106
Emulex Corp.[1]	125,590	905,504
Finisar Corp.[1]	374,661	5,357,652
Globecomm Systems, Inc.[1]	34,199	381,319
Harris Corp.	13,270	679,689
Polycom, Inc.[1]	31,370	309,622

		22,408,353
Computers & Peripherals–2.3%
Diebold, Inc.	41,140	1,386,829
Electronics for Imaging, Inc.[1]	86,894	1,443,309
Lexmark International, Inc., Cl. A	3,655	81,324
NCR Corp.[1]	70,940	1,653,611
Western Digital Corp.	431,743	16,721,406

		21,286,479
Electronic Equipment, Instruments & Components–0.3%
Avnet, Inc.[1]	6,763	196,736
Celestica, Inc.[1]	85,300	609,042
Flextronics International Ltd.[1]	119,990	719,940
GSI Group, Inc.[1]	47,000	418,770
Insight Enterprises, Inc.[1]	15,740	275,135
Itron, Inc.[1]	2,420	104,423
Molex, Inc.	9,570	251,500
Newport Corp.[1]	23,112	255,619
SYNNEX Corp.[1]	8,760	285,401
Zygo Corp.[1]	6,020	110,106

		3,226,672
Internet Software & Services–1.4%
Ancestry.com, Inc.[1]	28,798	866,244
AOL, Inc.[1]	12,898	454,397
Demand Media, Inc.[1]	24,678	268,250
Dice Holdings, Inc.[1]	145,690	1,226,710
Digital River, Inc.[1]	8,971	149,457
IAC/InterActiveCorp	23,330	1,214,560
j2 Global, Inc.	198,183	6,504,366
Move, Inc.[1]	27,170	234,205
Perficient, Inc.[1]	19,170	231,382

11	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Internet Software & Services Continued
Travelzoo, Inc.[1]	3,170	$74,717
ValueClick, Inc.[1]	81,217	1,396,120
XO Group, Inc.[1]	18,480	154,308

		12,774,716
IT Services–2.8%
Acxiom Corp.[1]	137,092	2,504,671
Alliance Data Systems Corp.[1]	920	130,594
Amdocs Ltd.	43,118	1,422,463
Booz Allen Hamilton Holding Corp.	93,885	1,300,307
Broadridge Financial Solutions, Inc.	73,625	1,717,671
CACI International, Inc., Cl. A1	112,624	5,832,797
Convergys Corp.	18,079	283,298
CSG Systems International, Inc.[1]	65,516	1,473,455
EPAM Systems, Inc.[1]	19,580	370,845
Euronet Worldwide, Inc.[1]	78,506	1,475,128
Genpact Ltd.	43,150	719,742
Global Cash Access, Inc.[1]	110,040	885,822
Global Payments, Inc.	4,200	175,686
Heartland Payment Systems, Inc.	18,370	581,962
iGate Corp.[1]	41,090	746,605
ManTech International Corp.	8,190	196,560
Maximus, Inc.	19,299	1,152,536
SAIC, Inc.	69,940	842,078
Sapient Corp.[1]	113,440	1,209,270
TeleTech Holdings, Inc.[1]	45,160	769,978
TNS, Inc.[1]	17,890	267,456
Total System Services, Inc.	73,050	1,731,285
Virtusa Corp.[1]	2,030	36,073

		25,826,282
Office Electronics–0.1%
Zebra Technologies Corp., Cl. A1	19,680	738,787
Semiconductors & Semiconductor Equipment–2.4%
Brooks Automation, Inc.	20,738	166,526
Cabot Microelectronics Corp.	2,566	90,169
Cypress Semiconductor Corp.	4,974	53,321
Entegris, Inc.[1]	33,320	270,892
Integrated Silicon Solution, Inc.[1]	40,010	370,493
IXYS Corp.[1]	52,059	516,425
LSI Corp.[1]	110,520	763,693
Magnachip Semiconductor Corp.[1]	23,140	273,052
Semtech Corp.[1]	476,968	11,995,745
Skyworks Solutions, Inc.[1]	359,509	8,471,830

		22,972,146
Software–3.4%
Actuate Corp.[1]	112,754	792,661

12	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Software Continued
BMC Software, Inc.[1]	6,350	$263,462
Cadence Design Systems, Inc.[1]	167,092	2,149,639
Deltek, Inc.[1]	17,950	233,709
Ebix, Inc.	49,260	1,163,029
Fair Isaac Corp.	3,606	159,602
Fortinet, Inc.[1]	347,121	8,379,501
Infoblox, Inc.[1]	9,250	215,063
JDA Software Group, Inc.[1]	5,862	186,294
Manhattan Associates, Inc.[1]	11,451	655,799
Mentor Graphics Corp.[1]	90,310	1,397,999
Net 1 UEPS Technologies, Inc.[1]	44,480	402,544
NetScout Systems, Inc.[1]	45,085	1,150,118
Parametric Technology Corp.[1]	17,570	383,026
SeaChange International, Inc.[1]	14,560	114,296
Splunk, Inc.[1]	3,000	110,160
Synopsys, Inc.[1]	34,480	1,138,530
TIBCO Software, Inc.[1]	372,766	11,268,716
Vasco Data Security International, Inc.[1]	36,690	344,152
Websense, Inc.[1]	87,206	1,364,774

		31,873,074
Materials–5.4%
Chemicals–2.2%
Chemtura Corp.[1]	75,230	1,295,461
Cytec Industries, Inc.	84,558	5,540,240
H.B. Fuller Co.	58,813	1,804,383
Huntsman Corp.	120,652	1,801,334
Innospec, Inc.[1]	22,870	775,750
Koppers Holdings, Inc.	19,547	682,777
Kronos Worldwide, Inc.	17,110	255,623
LSB Industries, Inc.[1]	8,070	354,031
Methanex Corp.	25,590	730,339
Olin Corp.	6,270	136,247
Omnova Solutions, Inc.[1]	35,040	265,253
PolyOne Corp.	4,450	73,737
RPM International, Inc.	25,120	716,925
Schulman (A.), Inc.	65,818	1,567,785
Valspar Corp. (The)	4,369	245,101
W.R. Grace & Co.[1]	78,710	4,650,187

		20,895,173
Containers & Packaging–1.4%
Ball Corp.	2,644	111,868
Bemis Co., Inc.	28,300	890,601
Boise, Inc.	28,549	250,089
Graphic Packaging Holding Co.[1]	145,097	843,014
Myers Industries, Inc.	52,675	822,784

13	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Containers & Packaging Continued
Packaging Corp. of America	263,930	$9,580,659
Silgan Holdings, Inc.	5,404	235,128

		12,734,143
Metals & Mining–1.0%
Aurizon Mines Ltd.[1]	134,490	707,417
Commercial Metals Co.	24,580	324,456
Compass Minerals International, Inc.	67,334	5,022,443
Metals USA Holdings Corp.[1]	33,160	443,349
Nevsun Resources Ltd.	29,320	137,804
Noranda Aluminum Holding Corp.	23,189	155,134
Worthington Industries, Inc.	105,097	2,276,401

		9,067,004
Paper & Forest Products–0.8%
Buckeye Technologies, Inc.	61,192	1,961,816
Glatfelter	118,450	2,109,595
KapStone Paper & Packing Corp.[1]	77,740	1,740,599
Neenah Paper, Inc.	33,610	962,590
Schweitzer-Mauduit International, Inc.	29,120	960,669

		7,735,269
Telecommunication Services–0.4%
Diversified Telecommunication Services–0.3%
Neutral Tandem, Inc.[1]	4,430	41,553
Portugal Telecom SA, Sponsored ADR	77,280	383,309
Telecom Corp. of New Zealand Ltd., Sponsored ADR	65,821	639,780
Vonage Holdings Corp.[1]	599,108	1,365,966

		2,430,608
Wireless Telecommunication Services–0.1%
USA Mobility, Inc.	84,446	1,002,374
Utilities–1.9%
Electric Utilities–0.3%
El Paso Electric Co.	23,440	802,820
Empire District Electric Co.	1,740	37,497
NV Energy, Inc.	72,300	1,302,123
Portland General Electric Co.	23,022	622,515

		2,764,955
Energy Traders–0.6%
AES Corp. (The)[1]	478,557	5,249,770
Gas Utilities–0.1%
Chesapeake Utilities Corp.	790	37,414
UGI Corp.	36,620	1,162,685

		1,200,099
Multi-Utilities–0.6%
Avista Corp.	40,510	1,042,727
CenterPoint Energy, Inc.	31,910	679,683
CMS Energy Corp.	11,353	267,363
NorthWestern Corp.	5,146	186,440
Teco Energy, Inc.	97,583	1,731,122

14	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Shares	Value
Multi-Utilities Continued
Vectren Corp.	52,719	$1,507,763

		5,415,098
Water Utilities–0.3%
American States Water Co.	1,790	79,530
Aqua America, Inc.	103,203	2,555,300

		2,634,830

Total Common Stocks (Cost $765,267,340)		905,986,294
Investment Company–2.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[3,4] (Cost $27,570,654)	27,570,654	27,570,654
Total Investments, at Value (Cost $792,837,994)	100.1%	933,556,948
Liabilities in Excess of Other Assets	(0.1)	(1,246,666)

Net Assets	100.0%	$932,310,282

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	Non-income producing security.
2.	Escrow shares received as the result of issuer reorganization.
3.	Rate shown is the 7-day yield as of September 28, 2012.
4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011 [a]	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	17,286,356	197,477,762	187,193,464	27,570,654

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$27,570,654	$36,690

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.

Notes to Statement of Investments

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E

15	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

16	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

17	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Main Street Small- & Mid-Cap Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012*(Unaudited)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$158,702,676	$—	$—	$158,702,676
Consumer Staples	19,320,318	—	—	19,320,318
Energy	54,063,832	—	—	54,063,832
Financials	200,447,150	—	—	200,447,150
Health Care	112,728,605	—	25	112,728,630
Industrials	148,487,856	—	—	148,487,856
Information Technology	141,106,509	—	—	141,106,509
Materials	50,431,589	—	—	50,431,589
Telecommunication Services	3,432,982	—	—	3,432,982
Utilities	17,264,752	—	—	17,264,752
Investment Company	27,570,654	—	—	27,570,654

Total Assets	$933,556,923	$—	$25	$933,556,948

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$798,459,934

Gross unrealized appreciation	$157,674,161
Gross unrealized depreciation	(22,577,147)

Net unrealized appreciation	$135,097,014

18	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Certificates of Deposit–26.9%
Yankee Certificates of Deposit–26.9%
Bank of Nova Scotia, Houston TX:
0.33%	12/7/12	12/7/12	$5,000,000	$5,000,000
0.34%	12/10/12	12/10/12	2,000,000	2,000,000
DnB Bank ASA NY, 0.23%	12/26/12	12/26/12	4,400,000	4,400,000
Rabobank Nederland NV, New York, 0.29%	11/1/12	11/1/12	5,000,000	5,000,387
Royal Bank of Canada, New York:
0.46%[1]	12/11/12	12/11/12	3,000,000	3,000,000
0.49%[1]	10/1/12	6/7/13	3,500,000	3,500,000
0.77%	11/28/12	11/28/12	1,300,000	1,300,000
Svenska Handelsbanken, New York, 0.28%	12/21/12	12/21/12	5,000,000	5,000,505
Swedbank AB, New York, 0.15%	10/4/12	10/4/12	5,000,000	5,000,000
Toronto Dominion Bank, New York, 0.17%	10/10/12	10/10/12	8,000,000	8,000,000
Westpac Banking Corp., New York, 0.24%	10/4/12	10/4/12	3,000,000	3,000,000

Total Certificates of Deposit (Cost $45,200,892)				45,200,892
Direct Bank Obligations–16.4%
Aust & NZ Banking Group, 0.20%[2]	11/8/12	11/8/12	900,000	899,810
Commonwealth Bank of Australia, 0.23%[2]	1/30/13	1/30/13	2,000,000	1,998,454
Deutsche Bank Financial LLC, 0.10%	10/1/12	10/1/12	5,300,000	5,300,000
National Australia Funding (Delaware), Inc., 0.32%[2]	10/23/12	10/23/12	3,000,000	2,999,423
Nordea North America, Inc.:
0.20%	12/5/12	12/5/12	2,000,000	1,999,296
0.20%	11/27/12	11/27/12	4,882,000	4,880,454
Skandinaviska Enskilda Banken AB, 0.21%[2]	11/15/12	11/15/12	5,700,000	5,698,504
Societe Generale North America, Inc.:
0.19%	10/1/12	10/1/12	2,000,000	2,000,000
0.21%	10/5/12	10/5/12	1,700,000	1,699,960

Total Direct Bank Obligations (Cost $27,475,901)				27,475,901
Short-Term Notes/Commercial Paper–54.5%
Capital Markets–1.8%
BNP Paribas Finance, Inc., 0.16%	10/2/12	10/2/12	3,000,000	2,999,987
Diversified Financial Services–4.8%
General Electric Capital Corp.:
0.32%	1/22/13	1/22/13	3,000,000	2,996,987
0.32%	2/11/13	2/11/13	1,000,000	998,818
0.33%	10/29/12	10/29/12	4,000,000	3,998,973

				7,994,778
Leasing & Factoring–6.9%
American Honda Finance Corp.:
0.52%[1]	11/8/12	8/2/13	1,500,000	1,500,000
2.38%[3]	3/18/13	3/18/13	2,000,000	2,018,738
Toyota Motor Credit Corp.:
0.59%[1]	12/17/12	12/17/12	2,300,000	2,300,000
0.63%	2/6/13	2/6/13	2,700,000	2,693,952

1	Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Leasing & Factoring Continued
0.66%[1]	10/18/12	10/18/12	$3,000,000	$3,000,000

				11,512,690
Municipal–9.4%
Carroll Cnty., KY Solid Waste Disposal Revenue Bonds, North American Stainless Project, Series 2006, 0.20%[1]	10/7/12	10/7/12	4,300,000	4,300,000
Cobb Cnty., GA Development Authority Revenue Bonds, Presbyterian Village-Austell, Inc., 0.27%[1]	10/7/12	10/7/12	2,110,000	2,110,000
NC Capital Facilities Finance Agency Revenue Bonds, Pfeiffer University, Series 2006, 0.20%[1]	10/7/12	10/7/12	6,815,000	6,815,000
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.26%[1]	10/7/12	10/7/12	2,600,000	2,600,000

				15,825,000
Personal Products–3.6%
Reckitt Benckiser Treasury Services plc:
0.38%[2]	11/7/12	11/7/12	1,000,000	999,609
0.55%[2]	10/11/12	10/11/12	4,000,000	3,999,389
0.55%[2]	10/18/12	10/18/12	1,000,000	999,740

				5,998,738
Receivables Finance–17.7%
Alpine Securitization Corp., 0.20%	10/12/12	10/12/12	5,500,000	5,499,664
Barton Capital Corp., 0.20%[2]	10/3/12	10/3/12	2,800,000	2,799,966
Jupiter Securitization Co. LLC:
0.24%[2]	11/28/12	11/28/12	2,000,000	1,999,227
0.24%[2]	11/29/12	11/29/12	3,000,000	2,998,820
0.24%[2]	12/21/12	12/21/12	2,200,000	2,198,812
Market Street Funding LLC, 0.24%[2]	10/19/12	10/19/12	2,500,000	2,499,700
Mont Blanc Capital Corp., 0.19%[2]	10/1/12	10/1/12	3,260,000	3,260,000
Old Line Funding Corp.:
0.24%[2]	12/10/12	12/10/12	1,400,000	1,399,347
0.30%[2]	2/1/13	2/1/13	1,500,000	1,498,463
Thunder Bay Funding LLC:
0.18%[2]	10/1/12	10/1/12	3,000,000	3,000,000
0.21%[2]	10/29/12	10/29/12	2,600,000	2,599,575

				29,753,574
Special Purpose Financial–10.3%
Concord Minutemen Cap. Corp. LLC:
0.35%	10/2/12	10/2/12	2,500,000	2,499,976
0.35%	10/3/12	10/3/12	1,500,000	1,499,970
0.35%	11/6/12	11/6/12	3,500,000	3,498,775
FCAR Owner Trust I, 0.27%	12/5/12	12/5/12	6,000,000	5,997,075
Legacy Capital LLC, 0.36%	10/4/12	10/4/12	2,000,000	1,999,940

2	Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Special Purpose Financial Continued
Lexington Parker Capital Co. LLC, 0.35%[2]	10/2/12	10/2/12	$1,800,000	$1,799,983

				17,295,719

Total Short-Term Notes/Commercial Paper (Cost $91,380,486)				91,380,486
U.S. Government Obligations–5.1%
U.S. Treasury Bonds, 4.25%	8/15/13	8/15/13	1,000,000	1,035,159
U.S. Treasury Nts.:
0.38%	6/30/13	6/30/13	2,000,000	2,002,232
0.50%	10/15/13	10/15/13	2,500,000	2,507,743
0.75%	9/15/13	9/15/13	1,000,000	1,004,972
1.00%	7/15/13	7/15/13	1,000,000	1,005,949
3.38%	7/31/13	7/31/13	1,000,000	1,026,077

Total U.S. Government Obligations (Cost $8,582,132)				8,582,132
Total Investments, at Value (Cost $172,639,411)			102.9%	172,639,411
Liabilities in Excess of Other Assets			(2.9)	(4,847,257)

Net Assets			100.0%	$167,792,154

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
**	The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.
***	If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.
1.	Represents the current interest rate for a variable or increasing rate security.
2.	Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $43,648,822 or 26.01% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.
3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,018,738 or 1.20% of the Fund’s net assets as of September 28, 2012.

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

3	Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee

4	Oppenheimer Money Fund/VA

Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Certificates of Deposit	$—	$45,200,892	$—	$45,200,892
Direct Bank Obligations	—	27,475,901	—	27,475,901
Short-Term Notes/Commercial Paper	—	91,380,486	—	91,380,486
U.S. Government Obligations	—	8,582,132	—	8,582,132

Total Assets	$—	$172,639,411	$—	$172,639,411

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

5	Oppenheimer Money Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Shares	Value
Wholly-Owned Subsidiary–0.1%
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[1,2] (Cost $1,500,000)	15,000	$1,445,849

	Principal Amount
Asset-Backed Securities–2.9%
Ally Auto Receviables Trust, Automobile Receivables Nts.:
Series 2012-2, Cl. C, 2.26%, 7/16/18[3]	$865,000	878,385
Series 2012-A, Cl. D, 3.15%, 10/15/18[3]	2,125,000	2,193,738
Ally Master Owner Trust, Automobile Receivable Nts., Series 2012-3, Cl. D, 2.571%, 7/15/17[4]	1,200,000	1,200,960
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. C, 2.67%, 1/8/18	150,000	153,780
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	8,055,000	8,646,072
AmeriCredit Automobile Receivables Trust 2012-3, Automobile Receivable Nts., Series 2012-3, Cl. D, 3.03%, 7/9/18	2,625,000	2,665,513
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivable Nts.:
Series 2012-4, Cl. C, 1.93%, 8/8/18	1,770,000	1,773,407
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,190,000	1,192,345
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2010-3A, Cl. A, 4.64%, 5/20/16[3]	550,000	598,233
Bank of America Auto Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D., 2.99%, 3/15/19	625,000	639,844
CarMax Auto Owner Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.77%, 11/15/18	1,200,000	1,213,801
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 2.26%, 12/16/19[3]	255,000	255,226
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.:
Series 2012-2A, Cl. A, 2.35%, 3/15/20[3]	200,000	200,110
Series 2012-2A, Cl. B, 5.45%, 9/15/20[3]	100,000	99,422

1	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	$520,000	$532,993
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/15[3]	720,000	721,570
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.:
Series 2012-2, Cl. C, 2.72%, 4/17/17[3]	690,000	691,893
Series 2012-2, Cl. D, 4.35%, 3/15/19[3]	1,640,000	1,646,664
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 11/20/17[3,4]	80,000	80,059
Exeter Automobile Receivables Trust, Automobile Receivable Nts.:
Series 2012-2A, Cl. A, 1.30%, 6/15/17[3]	315,000	315,064
Series 2012-2A, Cl. B, 2.22%, 12/15/17[3]	875,000	878,230
Series 2012-2A, Cl. C, 3.06%, 7/15/18[3]	1,035,000	1,039,546
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.419%, 8/15/22[4,5]	7,870,000	5,430,300
Series 2007-1A, Cl. C, 3.719%, 8/15/22[4,5]	5,270,000	3,478,200
Series 2007-1A, Cl. D, 5.719%, 8/15/22[4,5]	5,270,000	3,372,800
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[5]	149,402	149,992
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 5%, 2/15/18	545,000	561,469
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.:
Series 2012-3, Cl. C, 3.01%, 4/16/18	5,830,000	5,916,147
Series 2012-3, Cl. D, 3.64%, 5/15/18	6,890,000	7,033,684
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 4.18%, 6/15/18	3,510,000	3,573,127
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.:
Series 2012-5, Cl. C, 3.80%, 8/15/18	2,725,000	2,768,819
Series 2012-5, Cl. D, 3.63%, 9/17/18	2,620,000	2,695,650
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.789%, 6/15/39[4]	2,487,000	1,622,861

2	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
SNAAC Auto Receivables Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. B, 3.11%, 6/15/17[3]	$525,000	$528,072
Series 2012-1A, Cl. C, 4.38%, 6/15/17[3]	545,000	549,032
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. A2, 1.10%, 3/16/15	195,000	195,000
Series 2012-1, Cl. B, 1.87%, 9/15/15	335,000	335,000
Series 2012-1, Cl. C, 2.52%, 3/15/16	2,665,000	2,665,000
Series 2012-1, Cl. D, 3.12%, 3/15/18	1,690,000	1,689,882
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 6/16/14[3,4]	195,000	195,023
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21	235,000	236,750

Total Asset-Backed Securities (Cost $74,934,122)		70,613,663
Corporate Loans–1.3%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 10/9/16[4]	1,132,102	1,042,949
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 10/4/19[4]	685,000	718,394
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 8.50%, 2/27/14[4,6]	390,625	387,695
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.50%, 2/17/14[4,6]	574,375	570,067
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[4]	806,155	806,155
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/29/19[4,6]	500,000	508,750
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[4]	620,000	621,550
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, 8.50%, 12/2/17[4]	1,015,000	1,019,652

3	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.866%, 1/29/16[4]	$3,612,256	$2,962,050
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/26/18[4]	979,121	995,032
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.743%, 10/19/15[4,6,7]	5,783,416	3,402,575
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 9/17/13[8]	12,143,750	4,250,313
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[4]	2,010,000	2,025,075
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[4]	1,215,000	1,298,531
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 8/17/17[4]	645,000	655,481
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[4]	2,275,000	2,295,855
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[4]	1,055,000	1,070,825
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 2/17/17[4,6]	1,920,000	1,525,499
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[4]	1,085,000	1,064,385
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 8/1/184	2,065,000	2,080,649
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan:
3.728%, 10/10/14[4]	2,313,296	1,728,899
3.938%, 10/10/14[4]	371,704	277,803

Total Corporate Loans (Cost $31,422,905)		31,308,184
Mortgage-Backed Obligations–35.1%
Government Agency–22.5%
FHLMC/FNMA/FHLB/Sponsored–22.1%
Federal Home Loan Mortgage Corp.:
3.50%, 10/1/42[6]	37,555,000	40,277,738
5%, 9/15/33	1,152,003	1,260,749
5.50%, 9/1/39	1,159,378	1,277,847

4	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
6%, 5/15/18-10/1/37	$560,036	$611,951
6.50%, 3/15/18-8/15/32	1,389,136	1,580,300
7%, 10/1/31-10/1/37	325,625	380,273
7.50%, 1/1/32	614,929	754,506
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	704,806	814,714
Series 151, Cl. F, 9%, 5/15/21	19,602	22,588
Series 1674, Cl. Z, 6.75%, 2/15/24	533,925	608,938
Series 1897, Cl. K, 7%, 9/15/26	1,274,991	1,490,076
Series 2006-11, Cl. PS, 23.773%, 3/25/36[4]	354,864	536,005
Series 2043, Cl. ZP, 6.50%, 4/15/28	502,944	582,006
Series 2106, Cl. FG, 0.671%, 12/15/28[4]	860,448	869,186
Series 2122, Cl. F, 0.671%, 2/15/29[4]	24,961	25,215
Series 2148, Cl. ZA, 6%, 4/15/29	663,929	751,855
Series 2195, Cl. LH, 6.50%, 10/15/29	379,234	437,585
Series 2326, Cl. ZP, 6.50%, 6/15/31	50,189	58,110
Series 2344, Cl. FP, 1.171%, 8/15/31[4]	258,220	264,630
Series 2368, Cl. PR, 6.50%, 10/15/31	205,348	237,861
Series 2412, Cl. GF, 1.171%, 2/15/32[4]	459,698	471,104
Series 2449, Cl. FL, 0.771%, 1/15/32[4]	317,058	321,805
Series 2451, Cl. FD, 1.221%, 3/15/32[4]	166,437	170,728
Series 2453, Cl. BD, 6%, 5/15/17	62,932	67,570
Series 2461, Cl. PZ, 6.50%, 6/15/32	765,192	887,989
Series 2464, Cl. FI, 1.221%, 2/15/32[4]	149,544	152,782
Series 2470, Cl. AF, 1.221%, 3/15/32[4]	285,564	292,928
Series 2470, Cl. LF, 1.221%, 2/15/32[4]	153,037	156,351
Series 2471, Cl. FD, 1.221%, 3/15/32[4]	218,905	223,639
Series 2477, Cl. FZ, 0.771%, 6/15/31[4]	606,411	614,401
Series 2500, Cl. FD, 0.721%, 3/15/32[4]	21,679	21,947
Series 2517, Cl. GF, 1.221%, 2/15/32[4]	133,058	135,939
Series 2526, Cl. FE, 0.621%, 6/15/29[4]	39,840	40,166
Series 2551, Cl. FD, 0.621%, 1/15/33[4]	18,106	18,267
Series 2668, Cl. AZ, 4%, 9/1/18	126,896	133,863
Series 2676, Cl. KY, 5%, 9/15/23	2,675,699	2,938,721
Series 3025, Cl. SJ, 23.941%, 8/15/35[4]	419,638	639,754
Series 3465, Cl. HA, 4%, 7/1/17	83,207	85,701
Series 3617, Cl. DC, 4%, 7/1/27	350,703	360,087
Series 3676, Cl. DA, 4%, 4/1/22	166,959	168,137
Series 3822, Cl. JA, 5%, 6/1/40	129,021	135,054
Series 3848, Cl. WL, 4%, 4/1/40	688,447	735,290
Series 3917, Cl. BA, 4%, 6/1/38	808,905	860,574

5	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 12.474%, 2/1/28[9]	$17,880	$3,735
Series 205, Cl. IO, 14.293%, 9/1/29[9]	104,143	25,417
Series 2074, Cl. S, 57.428%, 7/17/28[9]	27,394	5,970
Series 2079, Cl. S, 64.122%, 7/17/28[9]	46,615	10,102
Series 2136, Cl. SG, 72.582%, 3/15/29[9]	1,239,667	282,922
Series 2399, Cl. SG, 66.707%, 12/15/26[9]	700,424	133,110
Series 243, Cl. 6, 0.111%, 12/15/32[9]	267,660	56,483
Series 2437, Cl. SB, 77.437%, 4/15/32[9]	2,158,694	438,690
Series 2526, Cl. SE, 38.726%, 6/15/29[9]	50,018	11,087
Series 2795, Cl. SH, 18.692%, 3/15/24[9]	1,045,598	187,451
Series 2802, Cl. AS, 78.575%, 4/15/33[9]	180,945	9,715
Series 2920, Cl. S, 66.243%, 1/15/35[9]	470,802	92,989
Series 2922, Cl. SE, 10.691%, 2/15/35[9]	81,831	18,045
Series 3201, Cl. SG, 10.435%, 8/15/36[9]	423,154	81,530
Series 3450, Cl. BI, 13.334%, 5/15/38[9]	554,486	98,933
Series 3606, Cl. SN, 9.161%, 12/15/39[9]	168,338	27,661
Series 3659, Cl. IE, 9.229%, 3/1/19[9]	1,126,084	102,658
Series 3662, Cl. SM, 26.186%, 10/15/32[9]	379,997	57,849
Series 3685, Cl. EI, 12.633%, 3/1/19[9]	985,327	76,143
Series 3736, Cl. SN, 7.64%, 10/15/40[9]	906,514	156,973
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	1,751,244	1,789,525
Federal National Mortgage Assn.:
2.50%, 10/1/27[6]	119,070,000	125,172,338
2.789%, 10/1/36[4]	3,796,781	4,074,881
3.50%, 11/1/42[6]	123,245,000	131,891,407
4%, 9/1/18-10/1/18	1,610,971	1,727,622
4.50%, 10/1/27-10/1/42[6]	16,845,000	18,227,342
5%, 2/25/18-7/25/33	4,934,250	5,393,152
5%, 10/1/42[6]	490,000	534,559
5.50%, 4/25/21-1/1/36	565,023	620,744
5.50%, 10/1/27-10/1/42[6]	4,138,000	4,529,149
6%, 10/25/16-1/25/19	317,996	341,773
6%, 10/1/42[6]	4,305,000	4,753,663
6.50%, 4/25/17-1/1/34	1,803,190	2,089,354
7%, 11/1/17-6/25/34	1,977,170	2,350,590
7.50%, 2/25/27-3/25/33	2,220,266	2,709,749
8.50%, 7/1/32	2,423	3,021

6	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., 15 yr.:
3%, 10/1/27[6]	$123,800,000	$131,266,688
3.50%, 10/1/27[6]	1,485,000	1,580,597
Federal National Mortgage Assn., 30 yr., 4%, 10/1/42[6]	10,635,000	11,460,875
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	357,148	410,750
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	199,343	231,482
Trust 2001-69, Cl. PF, 1.217%, 12/25/31[4]	337,819	345,303
Trust 2001-80, Cl. ZB, 6%, 1/25/32	396,309	449,436
Trust 2002-12, Cl. PG, 6%, 3/25/17	208,190	224,651
Trust 2002-29, Cl. F, 1.217%, 4/25/32[4]	158,449	161,913
Trust 2002-60, Cl. FH, 1.217%, 8/25/32[4]	324,976	332,171
Trust 2002-64, Cl. FJ, 1.217%, 4/25/32[4]	48,792	49,858
Trust 2002-68, Cl. FH, 0.72%, 10/18/32[4]	109,917	111,163
Trust 2002-84, Cl. FB, 1.217%, 12/25/32[4]	693,537	708,709
Trust 2002-9, Cl. PC, 6%, 3/25/17	211,474	226,655
Trust 2002-9, Cl. PR, 6%, 3/25/17	258,940	276,993
Trust 2002-90, Cl. FH, 0.717%, 9/25/32[4]	388,035	392,352
Trust 2003-11, Cl. FA, 1.217%, 9/25/32[4]	693,553	708,725
Trust 2003-112, Cl. AN, 4%, 11/1/18	265,743	280,516
Trust 2003-116, Cl. FA, 0.617%, 11/25/33[4]	59,091	59,660
Trust 2003-119, Cl. FK, 0.717%, 5/25/18[4]	1,576,326	1,587,323
Trust 2004-101, Cl. BG, 5%, 1/25/20	942,863	1,006,705
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	2,160,000	2,455,795
Trust 2005-25, Cl. PS, 27.207%, 4/25/35[4]	434,515	744,310
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	698,961
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	442,081	480,725
Trust 2006-46, Cl. SW, 23.405%, 6/25/36[4]	600,355	915,112
Trust 2007-42, Cl. A, 6%, 2/1/33	569,477	588,685
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	125,873	133,690
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	231,030	238,150

7	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2009-36, Cl. FA, 1.157%, 6/25/37[4]	$302,781	$307,798
Trust 2011-122, Cl. EA, 3%, 11/1/29	752,197	769,997
Trust 2011-122, Cl. EC, 1.50%, 1/1/20	626,773	637,616
Trust 2011-15, Cl. DA, 4%, 3/1/41	634,669	683,631
Trust 2011-3, Cl. KA, 5%, 4/1/40	515,781	563,296
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	672,573	697,812
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 32.659%, 11/18/31[9]	179,215	36,149
Trust 2001-63, Cl. SD, 32.676%, 12/18/31[9]	46,387	9,152
Trust 2001-68, Cl. SC, 22.875%, 11/25/31[9]	29,835	5,855
Trust 2001-78, Cl. JS, 0%, 8/25/41[9,10]	462,193	80,172
Trust 2001-81, Cl. S, 25.774%, 1/25/32[9]	37,284	7,346
Trust 2002-28, Cl. SA, 38.57%, 4/25/32[9]	25,252	5,165
Trust 2002-38, Cl. SO, 53.634%, 4/25/32[9]	143,765	31,573
Trust 2002-48, Cl. S, 33.935%, 7/25/32[9]	39,183	7,418
Trust 2002-52, Cl. SL, 36.719%, 9/25/32[9]	25,375	4,866
Trust 2002-56, Cl. SN, 35.892%, 7/25/32[9]	53,843	10,199
Trust 2002-77, Cl. IS, 48.734%, 12/18/32[9]	244,933	58,241
Trust 2002-77, Cl. SH, 39.598%, 12/18/32[9]	55,140	12,132
Trust 2002-9, Cl. MS, 29.427%, 3/25/32[9]	50,004	10,499
Trust 2003-13, Cl. IO, 14.345%, 3/25/33[9]	450,722	100,725
Trust 2003-26, Cl. DI, 8.859%, 4/25/33[9]	319,871	66,326
Trust 2003-33, Cl. SP, 34.191%, 5/25/33[9]	324,539	53,236
Trust 2003-38, Cl. SA, 31.187%, 3/25/23[9]	423,474	43,876
Trust 2003-4, Cl. S, 32.122%, 2/25/33[9]	94,939	18,361
Trust 2004-56, Cl. SE, 16.881%, 10/25/33[9]	1,458,684	265,430
Trust 2005-12, Cl. SC, 14.13%, 3/25/35[9]	41,774	8,887

8	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2005-14, Cl. SE, 47.241%, 3/25/35[9]	$1,498,423	$259,468
Trust 2005-40, Cl. SA, 58.207%, 5/25/35[9]	1,246,232	246,878
Trust 2005-40, Cl. SB, 93.459%, 5/25/35[9]	2,065,599	411,150
Trust 2005-5, Cl. SD, 12.53%, 1/25/35[9]	86,178	16,509
Trust 2005-63, Cl. SA, 52.975%, 10/25/31[9]	79,595	15,912
Trust 2005-71, Cl. SA, 63.291%, 8/25/25[9]	276,300	41,782
Trust 2006-51, Cl. SA, 14.977%, 6/25/36[9]	6,451,787	935,672
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[9]	1,404,448	399,269
Trust 2007-75, Cl. BI, 2.546%, 8/25/37[9]	2,036,448	480,025
Trust 2007-77, Cl. SB, 0%, 12/25/31[9,10]	164,526	1,926
Trust 2007-88, Cl. XI, 42.664%, 6/25/37[9]	2,156,197	367,598
Trust 2008-46, Cl. EI, 14.595%, 6/25/38[9]	565,671	101,656
Trust 2008-55, Cl. SA, 21.286%, 7/25/38[9]	420,195	62,467
Trust 2009-8, Cl. BS, 21.924%, 2/25/24[9]	423,222	43,389
Trust 2010-95, Cl. DI, 10.012%, 11/1/20[9]	1,474,648	118,175
Trust 2011-84, Cl. IG, 3.482%, 8/1/13[9]	4,770,270	71,004
Trust 214, Cl. 2, 41.195%, 3/1/23[9]	302,161	64,489
Trust 221, Cl. 2, 42.26%, 5/1/23[9]	36,285	7,858
Trust 254, Cl. 2, 34.17%, 1/1/24[9]	594,481	127,992
Trust 2682, Cl. TQ, 99.999%, 10/15/33[9]	488,208	110,193
Trust 2981, Cl. BS, 99.999%, 5/15/35[9]	873,576	171,661
Trust 301, Cl. 2, 1.314%, 4/1/29[9]	124,923	25,278
Trust 313, Cl. 2, 22.581%, 6/1/31[9]	1,255,104	228,827
Trust 319, Cl. 2, 1.108%, 2/1/32[9]	598,284	118,418
Trust 321, Cl. 2, 5.989%, 4/1/32[9]	166,081	33,418
Trust 324, Cl. 2, 3.356%, 7/1/32[9]	172,687	34,820
Trust 328, Cl. 2, 22.177%, 12/1/32[9]	395,077	73,341
Trust 331, Cl. 5, 1.602%, 2/1/33[9]	647,309	123,298
Trust 332, Cl. 2, 16.151%, 3/1/33[9]	3,315,802	557,247
Trust 334, Cl. 12, 10.124%, 2/1/33[9]	559,776	99,508
Trust 339, Cl. 15, 4.903%, 7/1/33[9]	1,719,575	303,249

9	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 345, Cl. 9, 49.251%, 1/1/34[9]	$580,784	$69,188
Trust 351, Cl. 10, 3.493%, 4/1/34[9]	345,459	45,900
Trust 351, Cl. 8, 4.941%, 4/1/34[9]	571,782	79,036
Trust 356, Cl. 10, 17.973%, 6/1/35[9]	455,243	60,505
Trust 356, Cl. 12, 21.987%, 2/1/35[9]	225,009	28,645
Trust 362, Cl. 13, 7.232%, 8/1/35[9]	279,001	41,477

		539,162,201
GNMA/Guaranteed–0.2%
Government National Mortgage Assn.:
1.625%, 12/9/25[4]	4,846	5,046
7%, 3/29/28-7/29/28	190,920	228,709
7.50%, 3/1/27	11,657	12,690
8%, 11/29/25-5/29/26	47,922	49,843
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29	836,344	1,025,321
Series 2000-12, Cl. ZA, 8%, 2/16/30	1,862,163	2,256,702
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 68.458%, 7/16/28[9]	100,207	22,330
Series 1998-6, Cl. SA, 83.021%, 3/16/28[9]	60,807	13,603
Series 2001-21, Cl. SB, 82.124%, 1/16/27[9]	440,872	90,837
Series 2007-17, Cl. AI, 22.033%, 4/16/37[9]	539,546	121,670
Series 2010-111, Cl. GI, 28.396%, 9/1/13[9]	10,317,656	158,960
Series 2011-52, Cl. HS, 9.436%, 4/16/41[9]	891,828	257,772

		4,243,483
Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20	464,961	473,097
Series 2010-C1, Cl. A2, 2.90%, 10/29/20	1,015,000	1,091,125
Series 2010-C1, Cl. APT, 2.65%, 10/29/20	1,128,663	1,194,090
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A, 0.678%, 10/7/20[4]	866,292	870,191
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 3A, 2.40%, 12/8/20	710,597	727,651

		4,356,154

10	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Non-Agency—12.6%
Commercial—7.7%
Banc of America Commercial Mortgage Trust 2006-1, Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AJ, 5.46%, 9/1/45	$2,200,000	$2,072,180
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 6.053%, 7/10/44[4]	4,242,000	4,321,586
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	6,055,000	6,180,069
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	4,159,386	4,301,207
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	8,090,000	8,903,405
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2008-1, Cl. AM, 6.438%, 2/10/514	3,415,000	3,802,917
BCAP LLC Trust, Mtg. Pass-Through Certificates:
Series 2012-RR2, Cl. 6A3, 3.117%, 9/1/35[3,4]	908,625	921,981
Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36[5]	520,766	517,251
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.532%, 6/1/47[4]	909,685	761,381
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	6,630,000	6,108,491
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates:
Series 2007-PWR17, Cl. AJ, 6.089%, 6/1/50[4]	7,400,000	5,874,801

11	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
Series 2007-PWR17, Cl. AM, 5.915%, 6/1/50[4]	$2,330,000	$2,567,711
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	2,743,275	2,805,503
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 5.806%, 12/20/35[4]	150,038	111,948
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	7,483,370	5,880,406
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.263%, 12/1/49[4]	4,270,000	4,690,354
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.647%, 10/1/35[4,5]	1,120,000	1,117,200
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.588%, 2/1/39[4]	3,725,000	3,849,968
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.728%, 11/1/46[3,4]	2,515,000	2,510,530
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A1, 5.885%, 6/25/36	121,629	89,934
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	587,478	398,439
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.90%, 9/1/20[3,9]	5,320,488	333,837
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[5]	1,411,420	1,415,979
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	1,521,246	1,042,199
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg. Pass-Through Certificates, Series 1998-C1, Cl. F, 7.109%, 5/15/30[4]	1,445,988	1,465,046

12	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 6.065%, 7/10/38[4]	$6,150,000	$5,482,156
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates:
Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	1,060,000	1,244,026
Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	5,550,000	5,857,459
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	5,035,000	5,228,679
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.728%, 3/1/44[3,4]	3,130,000	2,889,740
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	65,829	65,047
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.96%, 11/1/35[4]	1,455,228	1,211,212
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2006-CIBC15, Cl. AM, 5.855%, 6/1/43	775,000	792,195
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	8,281,000	6,391,400
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47	6,400,000	6,929,987
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	2,175,000	1,887,570
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.918%, 2/1/49[4]	5,850,000	6,100,728

13	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LD11, Commercial Mtg. Pass-Through Certificates, Series 2007-LD11, Cl. A4, 6.003%, 6/1/49[4]	$1,050,000	$1,221,911
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 6.003%, 6/1/49[4]	504,933	553,073
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.802%, 1/1/37[4]	279,182	225,036
JPMorgan, Re-securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[3,4]	5,387,547	3,724,699
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AJ, 5.72%, 3/11/39	1,325,000	1,235,870
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40	5,855,000	6,220,440
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.325%, 4/11/41[4]	2,610,000	2,948,649
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	57,523	11,041
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.847%, 5/1/39[4]	3,845,000	3,556,408
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46	5,820,000	5,109,483
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 6.076%, 6/1/49[4]	5,875,000	6,211,740
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	8,500,000	9,339,286
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.479%, 4/25/35[4]	112,139	22,664

14	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	$652,714	$474,812
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 3/1/42	501,659	534,413
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.809%, 2/1/37[4]	8,364,874	6,864,843
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.402%, 5/1/36[4]	2,356,115	1,920,663
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.876%, 7/1/37[4]	6,761,436	5,196,093
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	4,510,000	4,346,021
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.923%, 5/1/43[4]	5,315,000	5,353,106
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.366%, 4/1/47[4]	724,773	496,572
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.61%, 11/1/34[4]	430,542	13,285
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.61%, 2/1/35[4]	3,423,507	3,411,819
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.733%, 4/1/37[4]	2,021,170	1,813,838

15	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Commercial Continued
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 9.116%, 3/1/44[9]	$6,034,673	$497,996

		187,428,283
Multifamily—1.0%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.952%, 5/1/45[4]	4,295,000	4,270,896
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	2,552,400	2,174,983
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.584%, 6/1/36[4]	5,322,309	5,132,449
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-424B, Cl. A12, 5.75%, 6/1/36	1,974,634	1,553,429
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.046%, 5/1/37[4]	4,172,834	3,948,863
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.617%, 9/1/35[4]	383,500	371,843
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.617%, 3/1/36[4]	3,436,574	3,265,325
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.693%, 3/25/36[4]	3,048,064	2,870,633

		23,588,421
Residential—3.9%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.177%, 5/25/34[4]	920,464	831,419

16	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Residential Continued
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2007-1, Cl. 1A3, 6%, 1/1/37	$2,257,042	$1,950,930
Series 2007-4, Cl. AM, 5.987%, 2/1/51[4]	3,960,000	4,225,029
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.526%, 5/1/36[4]	1,971,593	1,927,592
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.935%, 5/1/34[4]	2,598,795	2,467,759
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	5,295,032	4,916,231
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	1,806,427	1,903,106
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	461,619	408,256
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 3.053%, 6/1/47[4]	2,001,492	1,658,444
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 2.662%, 5/1/35[4]	2,231,854	2,173,327
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 2.896%, 8/1/35[4]	4,390,990	3,454,532
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	6,060,000	6,195,217
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl. 1A10, 6%, 2/1/37	8,978,784	6,885,201
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A4, 6%, 8/1/37	2,502,878	1,960,371
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.287%, 5/1/36[4]	715,411	561,316

17	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Residential Continued
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	$2,354,108	$2,037,039
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.337%, 6/25/47[4]	2,601,854	2,562,825
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates:
Series 2005-G, Cl. 2A, 0.451%, 12/15/35[4]	154,142	84,778
Series 2006-H, Cl. 2A1A, 0.371%, 11/15/36[4]	63,517	16,482
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	646,377	625,515
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	1,046,000	749,849
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	285,718	265,885
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.395%, 9/11/45[4]	10,430,000	11,140,090
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.317%, 8/25/36[4]	1,145,769	399,845
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.671%, 10/25/36[4]	1,523,278	1,533,044
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[5,8]	66,744	5,440
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.175%, 1/1/36[4]	173,515	136,761
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates:
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	1,716,951	1,241,716
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	34,320	24,820

18	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Residential Continued
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	$836,771	$594,875
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	3,333,039	2,958,695
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	3,692,031	3,301,235
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	4,195,427	3,765,681
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 2.706%, 5/1/37[3,4,11]	163,254	75,292
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.488%, 10/1/35[4]	2,197,201	2,009,331
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 2.741%, 9/1/36[4]	857,327	659,109
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates:
Series 2007-HY1, Cl. 4A1, 2.704%, 2/1/37[4]	12,774,924	9,995,145
Series 2007-HY1, Cl. 5A1, 4.866%, 2/1/37[4]	7,641,021	6,112,332
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.20%, 5/1/37[4]	937,593	905,601
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	371,511	395,764
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.649%, 10/1/36[4]	3,129,292	3,100,755

		96,216,634

Total Mortgage-Backed Obligations (Cost $835,388,951)		854,995,176

19	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
U.S. Government Obligations—4.2%
Federal Home Loan Mortgage Corp. Nts.:
1%, 7/28/17-9/29/17	$5,149,000		$5,209,079
1.25%, 8/1/19	1,420,000		1,426,505
1.25%, 10/2/19[6]	8,045,000		8,020,925
2.375%, 1/13/22	1,113,000		1,170,311
Federal National Mortgage Assn. Nts.:
0.875%, 8/28/17-10/26/17	9,905,000		9,967,101
4.375%, 10/15/15	4,000,000		4,481,856
U.S. Treasury Bonds, STRIPS, 4.833%, 2/15/16[12]	2,116,000		2,088,801
U.S. Treasury Nts.:
1.625%, 8/15/22[13,14]	63,700,000		63,660,188
1.75%, 5/15/22[15]	5,500,000		5,580,355

Total U.S. Government Obligations (Cost $100,894,339)			101,605,121
Foreign Government Obligations—28.2%
Angola—0.1%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	1,940,000		2,138,850
Australia—0.4%
New South Wales Treasury Corp. Bonds:
Series 14, 5.50%, 8/1/14	875,000	AUD	951,084
Series 15, 6%, 4/1/25	640,000	AUD	712,880
Series 17, 5.50%, 3/1/17	625,000	AUD	713,568
Queensland Treasury Corp. Nts.:
Series 15, 6%, 10/14/15	1,275,000	AUD	1,438,533
Series 17, 6%, 9/14/17	1,020,000	AUD	1,193,305
Series 21, 6%, 6/14/21	1,255,000	AUD	1,539,157
Series 24, 5.75%, 7/22/24	1,065,000	AUD	1,255,113
Victoria Treasury Corp. Nts., Series 1116, 5.75%, 11/15/16	1,555,000	AUD	1,777,738
Western Australia Treasury Corp. Nts., Series 15, 7%, 4/15/15	630,000	AUD	717,917

			10,299,295
Belgium—0.2%
Belgium (Kingdom of) Bonds, Series 58, 3.75%, 9/28/20	2,550,000	EUR	3,664,368
Brazil—2.4%
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.:
9.762%, 1/1/17	17,168,000	BRR	8,742,332
9.762%, 1/1/21	33,538,000	BRR	16,834,962
12.681%, 5/15/45[16]	6,470,000	BRR	8,957,549
Series NTNB, 12.681%, 5/15/15[16]	10,930,000	BRR	12,861,914
Series NTNB, 12.998%, 8/15/50[16]	3,265,000	BRR	4,532,711
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 10%, 1/1/18	11,075,000	BRR	5,632,720

			57,562,188

20	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Canada—0.2%
Canada (Government of) Nts., 3.75%, 6/1/19	1,850,000	CAD	$2,154,457
Canada (Government of) Treasury Bills, 0.891%, 10/11/12[12]	1,885,000	CAD	1,916,791

			4,071,248
Colombia—0.4%
Bogota Distrio Capital Sr. Bonds, 9.75%, 7/26/28[3]	1,199,000,000	COP	988,233
Colombia (Republic of) Sr. Unsec. Bonds, 6.125%, 1/18/41	5,940,000		8,078,400

			9,066,633
Croatia—0.1%
Croatia (Republic of) Unsec. Nts., 6.25%, 4/27/17[3]	2,130,000		2,311,050
Denmark—0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	5,560,000	DKK	1,165,247
Finland—0.0%
Finland (Rebublic of) Sr. Unsec. Bonds, 4.375%, 7/4/19	430,000	EUR	668,625
France—0.5%
Caisse D’Amortissement de la Dette Sociale Bonds, 1.625%, 7/6/15[3]	640,000		651,625
France (Republic of) Bonds:
3.25%, 10/25/21	1,070,000	EUR	1,510,227
3.75% 10/25/19	2,350,000	EUR	3,456,990
4%, 4/25/60	520,000	EUR	779,673
4.50%, 4/25/41	1,090,000	EUR	1,749,494
France (Republic of) Treasury Nts., 1%, 7/25/17	3,780,000	EUR	4,881,445

			13,029,454
Germany—0.2%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	1,095,000	EUR	1,490,537
Germany (Federal Republic of) Sec. Bonds, Series 164, 0.50%, 10/13/17	2,520,000	EUR	3,236,544
Germany (Federal Republic of) Unsec. Bonds, 1.50%, 9/4/22	625,000	EUR	811,893

			5,538,974

21	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Ghana—0.1%
Ghana (Republic of) Bonds, 8.50%, 10/4/17[3]	$1,305,000		$1,539,900
Hungary—2.3%
Hungary (Republic of) Bonds:
4.75%, 2/3/15	1,350,000		1,358,168
6.75%, 11/24/17	790,000,000	HUF	3,564,632
Series 13/D, 6.75%, 2/12/13	3,277,000,000	HUF	14,757,979
Series 14/D, 6.75%, 8/22/14	451,000,000	HUF	2,051,475
Series 15C, 7.75%, 8/24/15	1,246,000,000	HUF	5,769,977
Series 15/A, 8%, 2/12/15	238,000,000	HUF	1,106,804
Series 16/C, 5.50%, 2/12/16	315,000,000	HUF	1,377,282
Series 17/B, 6.75%, 2/24/17	678,000,000	HUF	3,061,781
Series 19/A, 6.50%, 6/24/19	497,000,000	HUF	2,192,367
Series 20/A, 7.50%, 11/12/20	455,000,000	HUF	2,089,272
Series 22A, 7%, 6/24/22	341,000,000	HUF	1,514,720
Series 23A, 6%, 11/24/23	230,000,000	HUF	936,177
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	805,000		913,675
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	880,000	EUR	1,128,729
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	520,000		568,776
Hungary (Republic of) Treasury Bills:
6.655%, 5/29/13[12]	110,000,000	HUF	475,412
6.691%, 4/17/13[12]	146,000,000	HUF	637,050
6.704%, 12/19/12[12]	183,000,000	HUF	813,411
6.711%, 12/5/12[12]	73,000,000	HUF	325,318
6.75%, 12/12/12[12]	293,000,000	HUF	1,306,188
7.006%, 2/20/13[12]	220,000,000	HUF	968,661
7.31%, 12/27/12[12]	2,152,000,000	HUF	9,567,723

			56,485,577
Indonesia—0.4%
Indonesia (Republic of) Nts., 5.25%, 1/17/42[3]	2,720,000		3,111,000
Indonesia (Republic of) Sr. Unsec. Bonds, 4.875%, 5/5/21[3]	1,020,000		1,171,725
Indonesia (Republic of) Sr. Unsec. Nts., 7.75%, 1/17/38[3]	1,295,000		1,939,263
Indonesia (Republic of) Unsec. Nts.:
3.75%, 4/25/22[3]	2,120,000		2,247,200
8.50%, 10/12/35[3]	785,000		1,250,113

			9,719,301

22	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Ireland—0.1%
Ireland (Republic of) Treasury Bonds, 4.40%, 6/18/19	945,000	EUR	$1,190,121
Israel—0.1%
Israel (State of) Sr. Unsec. Bonds, 4%, 6/30/22	2,915,000		3,102,752
Italy—0.5%
Italy (Republic of) Bonds:
4%, 9/1/20	935,000	EUR	1,155,379
4.50%, 3/1/19	2,765,000	EUR	3,590,897
5%, 3/1/22	500,000	EUR	646,868
5%, 9/1/40	1,035,000	EUR	1,195,162
Series EU, 1.853%, 10/15/17[4]	630,000	EUR	712,009
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	124,000,000	JPY	1,670,441
Italy (Republic of) Treasury Bills, 1.548%, 1/31/13[12]	2,215,000	EUR	2,834,550
Italy (Republic of) Treasury Bonds:
4.75%, 9/15/16	510,000	EUR	684,408
5.75%, 2/1/33	440,000	EUR	566,112

			13,055,826
Ivory Coast—0.0%
Ivory Coast Bonds, 3.75%, 12/31/32	1,290,000		1,119,075
Japan—2.1%
Japan Bonds:
2 yr., 0.10%, 5/15/14	1,009,000,000	JPY	12,929,189
5 yr., 0.30%, 3/20/17	581,000,000	JPY	7,491,431
10 yr., Series 301, 1.50%, 6/20/19	579,000,000	JPY	7,970,428
10 yr., 1.10%, 3/20/21	234,000,000	JPY	3,119,966
20 yr., Series 112, 2.10%, 6/20/29	713,000,000	JPY	9,996,664
30 yr., 2%, 3/20/42	433,000,000	JPY	5,699,232
Japan Sr. Unsec. Bonds, Series 134, 1.80%, 3/20/32	344,000,000	JPY	4,533,024

			51,739,934
Latvia—0.1%
Latvia (Republic of) Nts., 5.25%, 2/22/17[3]	2,225,000		2,453,063
Lithuanua—0.1%
Lithuania (Republic of) Sr. Unsec. Bonds, 6.625%, 2/1/22[3]	2,065,000		2,568,344
Malaysia—0.6%
Central Bank of Malaysia Treasury Bills: Series 5312, 2.984%, 1/22/13[12]	14,620,000	MYR	4,739,908
Series 5612, 3%, 2/7/13[12]	14,620,000	MYR	4,734,847
Series 6212 2.968%, 2/28/13[12]	7,310,000	MYR	2,362,978

23	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	2,205,000	MYR	$748,707
Series 210, 4.012%, 9/15/17	1,825,000	MYR	615,874
Wakala Global Sukuk Bhd Bonds, 4.646%, 7/6/21[3]	2,105,000		2,440,059

			15,642,373
Mexico—3.1%
United Mexican States Bonds:
4.592%, 11/29/12[12]	109,230,000	MXN	8,423,314
Series M, 6.50%, 6/10/21[4]	56,985,000	MXN	4,843,784
Series M20, 7.50%, 6/3/27[4]	93,400,000	MXN	8,402,550
Series M10, 7.75%, 12/14/17	21,760,000	MXN	1,906,681
Series M, 8%, 6/11/20	73,300,000	MXN	6,734,301
Series M20, 8.50%, 5/31/29[4]	50,140,000	MXN	4,892,808
Series MI10, 9%, 12/20/12[4]	92,290,000	MXN	7,248,957
United Mexican States Treasury Bills:
4.569%, 12/13/12[1][2]	162,930,000	MXN	12,543,525
4.59%, 10/18/12[1][2]	257,700,000	MXN	19,973,339

			74,969,259
Nigeria—0.2%
Nigeria (Federal Republic of) Treasury Bills:
13.662%, 9/5/13[12]	329,000,000	NGN	1,849,258
14.326%, 6/6/13[12]	73,000,000	NGN	425,880
15.149%, 3/7/13[12]	38,000,000	NGN	228,385
15.205%, 3/28/13[12]	145,000,000	NGN	867,691
Series 364, 15.572%, 4/25/13[12]	109,000,000	NGN	645,901
Series 364, 16.266%, 8/8/13[12]	164,000,000	NGN	950,656
Series 364, 16.895%, 2/7/13[12]	146,000,000	NGN	887,444

			5,855,215
Panama—0.2%
Panama (Republic of) Bonds:
6.70%, 1/26/36	1,191,000		1,679,310
8.875%, 9/30/27	865,000		1,407,788
9.375%, 4/1/29	1,045,000		1,784,338

			4,871,436
Peru—1.1%
Peru (Republic of) Bonds, 7.35%, 7/21/25	3,135,000		4,608,450
Peru (Republic of) Sr. Unsec. Bonds:
6.95%, 8/12/31[3]	14,795,000	PEN	6,821,933
8.20%, 8/12/26[3]	9,500,000	PEN	4,941,646

24	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[3]	13,285,000	PEN	$6,347,136
Peru (Republic of) Sr. Unsec. Unsub. Bonds, 5.625%, 11/18/50	2,110,000		2,758,825

			25,477,990
Philippines—0.1%
Philippines (Republic of the) Sr. Unsec. Bonds, 5%, 1/13/37	1,290,000		1,535,100
Philippines (Republic of the) Sr. Unsec. Unsub. Bonds, 6.375%, 10/23/34	925,000		1,276,500

			2,811,600
Poland—0.5%
Poland (Republic of) Bonds:
5.25%, 10/25/20	15,280,000	PLZ	4,989,823
Series WS0922, 5.75%, 9/23/22	12,870,000	PLZ	4,356,047
Series 0415, 5.50%, 4/25/15	2,165,000	PLZ	698,679
Series 1017, 5.25%, 10/25/17	3,000,000	PLZ	980,624

			11,025,173
Portugal—0.0%
Portuguese (Republic) Sr. Unsec. Bonds:
4.10%, 4/15/37	75,000	EUR	53,664
4.95%, 10/25/23	125,000	EUR	116,869

			170,533
Qatar—0.2%
Qatar (State of) Sr. Nts., 5.25%, 1/20/20[3]	1,610,000		1,911,875
Qatar (State of) Sr. Unsec. Nts.:
5.75%, 1/20/42[3]	1,125,000		1,437,188
6.40%, 1/20/40[3]	860,000		1,178,200

			4,527,263
Romania—0.2%
Romania Sr. Unsec. Bonds, 6.75%, 2/7/22[3]	4,090,000		4,616,588
Russia—1.6%
Russian Federation Bonds:
7.50%, 3/15/18[4]	181,000,000	RUR	5,839,926
7.50%, 2/27/19[4]	171,100,000	RUR	5,473,889
7.60%, 4/14/21[4]	192,500,000	RUR	6,173,971
Series 6206, 7.40%, 6/14/17	391,700,000	RUR	12,575,334
Russian Federation Unsec. Bonds:
5.625%, 4/4/42[3]	2,845,000		3,421,397
Series 9, 7.90%, 3/18/21[4]	43,800,000	RUR	1,377,394

25	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/5/22[3]	$1,940,000		$2,170,472
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts.:
6.80%, 11/22/25[3]	825,000		973,574
6.902%, 7/9/20[3]	1,445,000		1,710,793

			39,716,750
Slovakia—0.1%
Slovakia (Republic of) Bonds, 4.375%, 5/21/22[3]	2,135,000		2,256,909
South Africa—2.5%
South Africa (Republic of) Bonds:
Series R209, 6.25%, 3/31/36	65,080,000	ZAR	6,300,781
Series R208, 6.75%, 3/31/21	127,975,000	ZAR	15,569,374
Series R213, 7%, 2/28/31	83,505,000	ZAR	9,178,376
Series R207, 7.25%, 1/15/20	118,260,000	ZAR	14,881,990
Series R186, 10.50%, 12/21/26	100,440,000	ZAR	15,278,260

			61,208,781
Spain—0.2%
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	2,200,000	NOK	359,921
Spain (Kingdom of) Bonds:
5.50%, 7/30/17	760,000	EUR	998,954
5.85%, 1/31/22	1,135,000	EUR	1,451,108
Spain (Kingdom of) Sr. Unsec. Bonds, 4.30%, 10/31/19	765,000	EUR	916,313
Spain (Kingdom of) Sr. Unsub. Bonds, 4.70%, 7/30/41	505,000	EUR	491,087
Spain (Kingdom of) Unsec. Bonds, 3.30%, 10/31/14	380,000	EUR	486,971

			4,704,354
Sri Lanka—0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[3]	685,000		741,513
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.:
6.25%, 10/4/20[3]	1,265,000		1,382,013
6.25% 7/27/21[3]	1,565,000		1,709,462

			3,832,988
The Netherlands—0.2%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/19	2,595,000	EUR	3,944,565

26	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Turkey—5.1%
Turkey (Republic of) Bonds:
6.875%, 3/17/36	$2,605,000		$3,314,863
7%, 3/11/19	1,200,000		1,459,500
8.984%, 11/7/12[12]	96,800,000	TRY	53,526,670
9%, 3/5/14	15,375,000	TRY	8,764,327
9%, 3/8/17	35,160,000	TRY	20,590,291
9.50%, 1/12/22[4]	17,920,000	TRY	10,863,174
9.884%, 7/17/13[1][2]	21,035,000	TRY	11,087,426
10.50%, 1/15/20[4]	1,120,000	TRY	705,745
15.959%, 8/14/13[16]	2,310,000	TRY	1,908,730
Turkey (Republic of) Nts., 7.50%, 7/14/17	1,520,000		1,827,800
Turkey (Republic of) Unsec. Bonds:
4.50%, 2/11/15[4],[16]	2,305,000	TRY	1,389,605
6.25%, 9/26/22	4,270,000		5,120,584
Turkey (Republic of) Unsec. Nts.:
5.125%, 3/25/22	1,150,000		1,269,313
6%, 1/14/41	2,310,000		2,673,825

			124,501,853
Ukraine—0.2%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[3]	820,000		814,842
Ukraine (Republic of) Sr. Unsec. Nts.:
6.75%, 11/14/17[3]	1,800,000		1,728,000
7.95%, 2/23/21[3]	1,195,000		1,196,398
Ukraine (Republic of) Unsec. Bonds, 9.25%, 7/24/17[3]	1,285,000		1,356,266

			5,095,506
United Arab Emirates—0.1%
Emirates of Dubai Sr. Unsec. International Bonds:
5.591%, 6/22/21	880,000		938,080
7.75%, 10/5/20	2,210,000		2,629,900

			3,567,980
United Kingdom—0.4%
United Kingdom Treasury Bonds:
3.75%, 9/7/21	840,000	GBP	1,618,407
4%, 9/7/16	1,670,000	GBP	3,073,294
4.75%, 12/7/38	2,320,000	GBP	4,984,585

			9,676,286
Uruguay—0.2%
Uruguay (Oriental Republic of) Bonds, 7.625%, 3/21/36	2,310,000		3,620,925
Uruguay (Oriental Republic of) Unsec. Bonds, 8%, 11/18/22	1,516,250		2,212,209

			5,833,134

27	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Venezuela—0.8%
Venezuela (Republic of) Bonds:
9%, 5/7/23	$4,090,000		$3,619,650
11.95%, 8/5/31	1,855,000		1,896,738
Venezuela (Republic of) Nts., 8.25%, 10/13/24	2,125,000		1,774,375
Venezuela (Republic of) Sr. Unsec. Unsub. Nts.:
7.75%, 10/13/19	1,550,000		1,344,625
12.75%, 8/23/22	1,105,000		1,179,588
Venezuela (Republic of) Unsec. Bonds:
7%, 3/31/38	1,970,000		1,452,875
7.65%, 4/21/25	3,585,000		2,823,188
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[3]	5,465,000		5,710,925

			19,801,964

Total Foreign Government Obligations (Cost $655,438,782)			686,598,325
Corporate Bonds and Notes—26.1%
Consumer Discretionary—3.8%
Auto Components—0.4%
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[3]	405,000		414,720
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	2,190,000		2,436,375
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[3]	4,652,000		5,035,790
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19	605,000		605,000
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	2,470,000		2,605,850

			11,097,735
Automobiles—0.0%
Jaguar Land Rover plc:
7.75% Sr. Unsec. Bonds, 5/15/18[3]	390,000		422,663
8.25% Sr. Nts., 3/15/20[3]	245,000	GBP	428,266

			850,929
Diversified Consumer Services—0.1%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,005,000		1,050,225
ServiceMaster Co.:
7% Sr. Nts., 8/15/20[3]	965,000		993,950
8% Sr. Unsec. Unsub. Nts., 2/15/20	605,000		644,325

			2,688,500

28	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Hotels, Restaurants & Leisure—1.1%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	$1,875,000	$1,978,125
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	860,000	1,001,900
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	9,522,000	6,284,520
Chester Downs & Marina LLC, 9.25% Sr. Sec. Nts., 1/15/20[3]	665,000	671,650
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	767,000	893,555
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16[5]	1,780,000	1,900,150
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	2,280,000	2,091,900
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	2,030,000	2,192,400
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	2,005,000	2,125,300
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15	3,460,000	3,719,500
MGM Resorts International, 6.75% Sr. Unsec. Nts., 10/1/20[3]	585,000	586,463
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	924,600	977,765
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	1,550,000	1,743,750
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[5],[8]	250,000	—

		26,166,978
Household Durables—0.3%
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	2,825,000	2,853,250
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	225,000	244,125
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[3],[6]	480,000	484,200
Libbey Glass, Inc., 6.875% Sr. Sec. Nts., 5/15/20[3]	770,000	831,600
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20[3]	1,020,000	1,021,275
9% Sr. Unsec. Unsub. Nts., 4/15/19	1,000,000	1,025,000

		6,459,450

29	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Leisure Equipment & Products—0.1%
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	$2,005,000	$2,180,438
Media—1.5%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	1,140,000	780,900
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	3,055,000	2,512,738
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19	940,000	1,041,050
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	2,983,000	3,027,745
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	3,010,000	3,028,813
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	1,230,000	1,202,325
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 7/15/22[3]	1,325,000	1,364,750
7.875% Sr. Unsec. Nts., 9/1/19	2,215,000	2,586,013
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	1,806,000	1,959,510
Gray Television, Inc.:
7.50% Sr. Unsec. Nts., 10/1/20[3],[6]	2,095,000	2,095,000
10.50% Sr. Sec. Nts., 6/29/15	1,835,000	1,997,856
Newport Television LLC/NTV Finance Corp., 13.75% Sr. Nts., 3/15/17[3],[7]	1,441,028	1,559,913
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17	1,780,000	1,944,650
Sinclair Television Group, Inc.:
6.125% Sr. Nts., 10/1/22[3],[6]	1,900,000	1,911,875
8.375% Sr. Unsec. Nts., 10/15/18	775,000	858,313
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	1,595,000	1,758,488
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	1,750,000	1,881,250
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	1,225,000	1,338,313
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	1,965,000	2,092,725
Virgin Media Finance plc, 5.25% Sr. Unsec. Unsub. Nts., 2/15/22	760,000	801,800

		35,744,027
Specialty Retail—0.2%
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	500,000	555,625

30	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Specialty Retail Continued
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19	$980,000		$1,031,450
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	1,975,000		2,137,938
Michaels Stores, Inc., 7.75% Sr. Unsec. Nts., 11/1/18	155,000		167,013
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	1,830,000		2,045,025

			5,937,051
Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co., 7.625% Sr. Unsec. Unsub. Nts., 5/15/20	940,000		1,019,900
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	725,000		725,000

			1,744,900
Consumer Staples—0.9%
Beverages—0.1%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[4]	2,080,000	BRR	1,169,125
Food & Staples Retailing—0.2%
Cencosud SA, 5.50% Sr. Unsec. Nts., 1/20/21[3]	3,210,000		3,526,464
Rite Aid Corp., 7.50% Sr. Sec. Nts., 3/1/17	560,000		578,200

			4,104,664
Food Products—0.6%
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	2,150,000		2,187,625
ASG Consolidated LLC, 12.863% Sr. Nts., 5/15/17[3],[7]	1,831,928		1,607,517
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	1,662,000		1,747,178
Cosan Overseas Ltd., 8.25% Sr. Unsec. Unsub. Nts., 2/5/49	1,740,000		1,892,250
MHP SA, 10.25% Sr. Unsec. Nts., 4/29/15[3]	3,100,000		3,162,000
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[3]	2,465,000		2,582,088

			13,178,658
Household Products—0.0%
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18	870,000		985,275
Personal Products—0.0%
NBTY, Inc., 9% Sr. Unsec. Nts., 10/1/18	460,000		514,050

31	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Tobacco—0.0%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	$980,000	$1,019,200
Energy—5.1%
Energy Equipment & Services—0.4%
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	800,000	780,000
Global Geophysical Services, Inc., 10.50% Sr. Unsec. Nts., 5/1/17	1,050,000	1,008,000
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[3]	1,005,000	1,046,456
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	2,010,000	2,055,225
Offshore Group Investments Ltd., 11.50% Sr. Sec. Nts., 8/1/15	2,055,000	2,281,050
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	1,850,000	1,979,500
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19	705,000	757,875

		9,908,106
Oil, Gas & Consumable Fuels—4.7%
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	1,960,000	2,084,166
Antero Resources Finance Corp., 9.375% Sr. Unsec. Nts., 12/1/17	1,510,000	1,676,100
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	655,000	550,200
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
6.625% Sr. Nts., 10/1/20[3]	760,000	775,200
8.75% Sr. Unsec. Sub. Nts., 6/15/18	970,000	1,047,600
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	795,000	846,675
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	2,805,000	3,078,488
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	1,760,000	1,997,600
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	1,880,000	1,997,500
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	1,875,000	1,987,500
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	380,000	419,900
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	1,215,000	1,272,713
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22[3]	1,010,000	1,032,725

32	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Gaz Capital SA: 7.288% Sr. Sec. Nts., 8/16/37[3]	$7,675,000	$9,708,875
8.146% Sr. Sec. Nts., 4/11/18[3]	4,525,000	5,535,071
8.625% Sr. Sec. Nts., 4/28/34[3]	2,875,000	4,039,375
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	6,225,000	8,139,188
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[3]	290,000	301,963
KazMunayGaz National Co., 6.375% Sr. Unsec. Bonds, 4/9/21[3]	1,565,000	1,886,780
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[3]	3,810,000	4,945,342
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	3,620,000	3,982,000
Lukoil International Finance BV:
6.125% Sr. Unsec. Nts., 11/9/20[3]	4,485,000	5,085,990
6.656% Sr. Unsec. Unsub. Bonds, 6/7/22[3]	1,350,000	1,627,061
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	1,030,000	1,245,064
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	3,195,000	3,434,625
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[3]	1,470,000	1,447,950
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	695,000	665,463
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	2,100,050	2,372,006
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	3,625,000	4,567,500
Pertamina Persero PT:
5.25% Nts., 5/23/21[3]	1,310,000	1,459,013
6% Sr. Unsec. Nts., 5/3/42[3]	1,335,000	1,451,813
6.50% Sr. Unsec. Nts., 5/27/41[3]	985,000	1,137,675
Petroleos de Venezuela SA:
4.90% Sr. Unsec. Nts., Series 2014, 10/28/14	3,060,000	2,770,830
8.50% Sr. Nts., 11/2/17[3]	3,520,000	3,194,400
12.75% Sr. Unsec. Nts., 2/17/22[3]	1,690,000	1,732,250
Petroleos Mexicanos:
1.95% Sr. Unsec. Nts., 12/20/22	185,000	189,878
2% Sr. Unsec. Nts., 12/20/22	915,000	941,417
5.50% Sr. Unsec. Unsub. Nts., 1/21/21	1,650,000	1,942,875
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	2,980,000	3,285,450
6% Sr. Unsec. Unsub. Nts., 3/5/20	2,005,000	2,406,000

33	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[3]	$2,340,000		$3,030,300
Quicksilver Resources, Inc.:
8.25% Sr. Unsec. Nts., 8/1/15	985,000		943,138
11.75% Sr. Nts., 1/1/16	840,000		852,600
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	875,000		975,625
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[3]	1,510,000		1,557,188
SandRidge Energy, Inc.:
7.50% Sr. Nts., 2/15/23[3]	1,625,000		1,677,813
8.75% Sr. Unsec. Nts., 1/15/20	875,000		951,563
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[3]	2,810,000		2,950,500
SM Energy Co., 6.50% Sr. Nts., 1/1/23[3]	1,015,000		1,067,019
Tengizchevroil LLP, 6.124% Nts., 11/15/14[5]	661,080		695,787
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[3]	580,000		595,950
Venoco, Inc., 8.875% Sr. Unsec. Nts., 2/15/19	1,375,000		1,203,125

			114,762,829
Financials—4.8%
Capital Markets—0.6%
Banco BTG Pactual SA (Cayman), 5.75% Unsec. Sub. Nts., 9/28/22[3]	1,725,000		1,750,875
Credit Suisse AG (Guernsey), 1.625% Sec. Bonds, 3/6/15[3]	381,500		388,790
Edgen Murray Corp., 12.25% Sr. Sec. Nts., 1/15/15	1,420,000		1,522,950
Nationstar Mortgage LLC/Nationstar Capital Corp.:
7.875% Sr. Unsec. Nts., 10/1/20[3]	580,000		593,050
10.875% Sr. Unsec. Nts., 4/1/15	3,715,000		4,044,706
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[3]	1,020,000		1,020,000
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	2,244,000		2,513,280
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	1,300,000		1,111,500
UBS AG (Jersey Branch):
4.28% Unsec. Sub. Nts., 4/29/49	175,000	EUR	202,845
7.152% Unsec. Sub. Nts., 12/29/49	125,000	EUR	162,840
UBS AG (London), 2.25% Sec. Nts., 3/30/17[3]	495,000		515,849

34	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Capital Markets Continued
UBS Capital Securities Jersey Ltd., 8.836% Sub. Nts., 4/29/49	250,000	EUR	$326,081
Verso Paper Holdings LLC/Verso Paper, Inc.:
8.75% Sr. Sec. Nts., 2/1/19	2,495,000		1,222,550
11.375% Sr. Unsec. Sub. Nts., Series B, 8/1/16	526,000		312,970

			15,688,286
Commercial Banks—2.9%
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15[5]	1,595,000		1,656,806
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	2,070,000		2,241,293
Banco Bilbao Vizcaya Argentaria SA, 4% Sec. Nts., 2/25/25	180,000	EUR	202,073
Banco BMG SA:
8.875% Unsec. Sub. Nts., 8/5/20[3]	445,000		382,700
9.15% Nts., 1/15/16[5]	1,304,000		1,287,700
9.95% Unsec. Unsub. Nts., 11/5/19[3]	1,260,000		1,184,400
Banco do Brasil SA (Cayman), 9.25% Perpetual Jr. Sub. Bonds[3],[17]	6,205,000		7,414,975
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[3]	2,465,000		2,754,638
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	1,825,000		1,852,375
Bank of Scotland plc:
4.875% Sr. Sec. Nts., 12/20/24	210,000	GBP	407,745
4.875% Sr. Sec. Unsub. Nts., 11/8/16	125,000	GBP	230,827
Barclays Bank plc:
2.25% Sr. Sec. Bonds, 5/10/17[3]	870,000		897,769
6% Sr. Unsec. Sub. Nts., 1/14/21	100,000	EUR	130,452
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[3]	1,365,000		1,405,950
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[3]	4,670,000		4,985,225
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	405,000		422,418
5% Sr. Unsec. Nts., 8/15/22	1,625,000		1,699,198
Commonwealth Bank of Australia (New York), 0.031% Sr. Unsec. Nts., 12/31/17[12]	630,000		632,279
Corp Andina de Fomento, 4.375% Sr. Unsec. Unsub. Nts., 6/15/22	1,470,000		1,601,956
Corp Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[3]	1,435,000		1,589,263
EUROFIMA, 6.25% Bonds, 12/28/18	870,000	AUD	1,000,075

35	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Commercial Banks Continued
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[3]	$1,825,000		$1,802,188
Halyk Savings Bank of Kazakhstan JSC:
7.25% Unsec. Unsub. Nts., 5/3/17[3]	680,000		709,750
9.25% Sr. Nts., 10/16/13[5]	4,265,000		4,522,197
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[3],[4]	1,775,000		1,792,750
Lloyds TSB Bank plc:
6% Sr. Sec. Nts., 2/8/29	375,000	GBP	801,514
11.875% Unsec. Sub. Nts., 12/16/21	625,000	EUR	925,278
Royal Bank of Scotland plc (The):
2.375% Sr. Unsec. Sub. Nts., 11/2/15	75,000	CHF	75,468
13.125% Unsec. Sub. Nts., 3/19/22	175,000	AUD	206,349
Sberbank of Russia Via SB Capital SA: 5.40% Sr. Unsec. Nts., 3/24/17	4,310,000		4,636,870
6.125% Sr. Nts., 2/7/22[3]	3,525,000		3,903,938
Societe Generale SCF SA, 1.931% Sec. Unsub. Nts., 6/19/17[4]	100,000		101,268
Sparebank 1 Boligkreditt AS, 2.30% Sec. Bonds, 6/30/17[3]	620,000		648,141
Stadshypotek AB:
1.875% Sec. Nts., 10/2/19[3,6]	630,000		631,252
6% Sec. Unsub. Bonds, 6/21/17	4,385,000	SEK	781,974
State Bank of India (London), 4.125% Sr. Unsec. Unsub. Nts., 8/1/17[3]	3,330,000		3,410,862
Sumitomo Mitsui Banking Corp., 1.80% Sr. Unsec. Nts., 7/18/17	385,000		391,535
Swedbank Hypotek AB, 2.375% Sec. Nts., 4/5/17[3]	470,000		492,769
Toronto-Dominion Bank (The), 1.50% Sec. Bonds, 3/13/17[3]	510,000		525,110
Turkiye Garanti Bankasi AS, 4.175% Sr. Unsec. Nts., 9/13/17[3]	1,365,000		1,369,232
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[3]	1,630,000		1,672,869
VTB Capital SA:
6.315% Nts., 2/22/18[3]	3,535,000		3,734,233
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	995,000		1,060,441
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[3]	1,460,000		1,574,975

			69,751,080
Consumer Finance—0.2%
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19[3]	985,000		965,300
JSC Astana Finance, 9.16% Nts., 3/14/12[8]	7,200,000		540,000
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	1,180,000		1,250,800
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	900,000		1,003,500

			3,759,600

36	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Diversified Financial Services—0.5%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[3]	$2,472,556		$2,524,727
Banco Invex SA, 30.969% Mtg.-Backed Certificates, Series 062U, 3/13/34[4,16]	4,830,734	MXN	433,690
Caisse Centrale Desjardins du Quebec, 1.60% Sec. Bonds, 3/6/17[3]	510,000		526,485
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]	1,705,000		1,880,615
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31	2,140,000		2,505,940
Instituto de Credito Oficial:
5% Sr. Unsec. Unsub. Nts., 11/14/16	635,000		627,455
5% Sr. Unsec. Unsub. Nts., 4/10/17	1,260,000		1,235,138
JPMorgan Hipotecaria su Casita: 8.175% Sec. Nts., 8/26/35[5,16]	5,808,600	MXN	54,152
29.289% Mtg.-Backed Certificates, Series 06U, 9/25/35[4,16]	1,574,780	MXN	234,882
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	2,030,000		2,339,575

			12,362,659
Insurance—0.1%
International Lease Finance Corp., 8.75% Sr. Unsec. Unsub. Nts., 3/15/17	1,475,000		1,733,125
Swiss Reinsurance Co. via ELM BV, 4.568% Sr. Sec. Sub. Nts., 5/25/49[4]	125,000	AUD	102,298

			1,835,423
Real Estate Investment Trusts (REITs)—0.2%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	1,980,000		2,133,450
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	2,470,000		2,741,700

			4,875,150
Real Estate Management & Development—0.3%
Ainsworth Lumber Co. Ltd., 11% Sr. Unsec. Unsub. Nts., 7/29/15[3,7]	3,067,371		2,929,339
Realogy Corp.:
7.625% Sr. Sec. Nts., 1/15/20[3]	1,975,000		2,187,313
9% Sr. Sec. Nts., 1/15/20[3]	1,010,000		1,118,575
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[3,4]	1,250,000		1,243,750

			7,478,977

37	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Health Care—0.9%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	$800,000	$888,000
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts., 8/15/20[3]	465,000	485,925

		1,373,925
Health Care Equipment & Supplies—0.2%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	1,145,000	973,250
Alere, Inc.:
7.875% Sr. Unsec. Unsub. Nts., 2/1/16	1,045,000	1,097,250
8.625% Sr. Unsec. Sub. Nts., 10/1/18	1,030,000	1,086,650
Biomet, Inc., 6.50% Sr. Unsec. Nts., 8/1/20[3]	820,000	851,775
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20[3]	145,000	154,425

		4,163,350
Health Care Providers & Services—0.4%
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15	400	410
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	620,000	662,238
Fresenius Medical Care US Finance II, Inc.:
5.625% Sr. Unsec. Nts., 7/31/19[3]	625,000	667,188
5.875% Sr. Unsec. Nts., 1/31/22[3]	315,000	337,838
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	1,170,000	1,110,038
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	2,145,000	2,096,738
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	1,150,000	1,276,500
Oncure Holdings, Inc., 11.75% Sr. Sec. Nts., 5/15/17	1,130,000	694,950
PSS World Medical, Inc., 6.375% Sr. Unsec. Unsub. Nts., 3/1/22	455,000	486,281
Radiation Therapy Services, Inc.:
8.875% Sr. Sec. Nts., 1/15/17	1,080,000	1,047,600
9.875% Sr. Unsec. Sub. Nts., 4/15/17	900,000	659,250
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[8]	1,730,000	30,275
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	1,595,000	1,710,638

		10,779,944

38	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	$305,000	$333,975
Life Sciences Tools & Services—0.0%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	770,000	868,175
Pharmaceuticals—0.2%
DJO Finance LLC/DJO Finance Corp., 10.875% Sr. Unsec. Nts., 11/15/14	535,000	556,400
Mylan, Inc., 6% Sr. Nts., 11/15/18[3]	810,000	862,650
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[3]	765,000	808,988
Warner Chilcott Co. LLC/Warner Chilcott Finance LL C, 7.75% Sr. Unsec. Nts., 9/15/18	2,320,000	2,488,200

		4,716,238
Industrials—3.1%
Aerospace & Defense—0.6%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	840,000	936,600
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	4,005,000	3,474,338
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	1,655,000	1,780,449
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	1,410,000	1,524,563
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,040,000	1,128,400
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	1,100,000	1,237,500
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	2,660,000	2,952,600

		13,034,450
Air Freight & Logistics—0.1%
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	770,000	843,150
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[3]	2,020,000	2,171,500

		3,014,650
Airlines—0.2%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	407,601	438,680
Delta Air Lines, Inc., 12.25% Sr. Sec. Nts., 3/15/15[3]	3,630,000	3,956,700

		4,395,380

39	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Building Products—0.2%
Associated Materials LLC, 9.125% Sr. Sec. Nts., 11/1/17[3]	$1,105,000		$1,088,425
Ply Gem Industries, Inc.:
9.375% Sr. Nts., 4/15/17[3]	1,495,000		1,506,213
13.125% Sr. Unsec. Sub. Nts., 7/15/14	1,940,000		2,080,650

			4,675,288
Commercial Services & Supplies—0.3%
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	770,000		733,425
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	1,630,000		1,627,963
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	2,000,000		1,995,000
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	795,000		850,650
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	1,785,000		1,883,175

			7,090,213
Construction & Engineering—0.4%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[5]	3,608,768		4,474,872
Odebrecht Finance Ltd.:
5.125% Sr. Nts., 6/26/22[3]	2,220,000		2,369,850
7% Sr. Unsec. Nts., 4/21/20[3]	1,205,000		1,367,675
7.125% Sr. Nts., 6/26/42[3]	1,660,000		1,853,390

			10,065,787
Electrical Equipment—0.1%
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[3]	770,000		785,400
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17	1,397,000		1,562,894

			2,348,294
Industrial Conglomerates—0.0%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	590,000	AUD	662,290
Machinery—0.5%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	1,220,000		1,271,850
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16[5]	1,880,000		2,025,700
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16[3]	520,000		567,450
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	2,655,000		2,983,556

40	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Machinery Continued
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	$1,100,000	$981,063
Terex Corp., 8% Sr. Unsec. Sub. Nts., 11/15/17	1,910,000	1,986,400
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	1,930,000	2,065,100
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	1,245,000	1,108,050

		12,989,169
Marine–0.2%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	200,000	199,250
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	2,790,000	2,950,425
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	565,000	582,656

		3,732,331

Professional Services–0.0%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[5]	995,000	875,600
Road & Rail—0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25% Sr. Unsec. Unsub. Nts., 1/15/19	905,000	989,844
Hertz Corp. (The), 7.50% Sr. Unsec. Nts., 10/15/18	2,410,000	2,614,850
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[3]	810,000	974,924
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[3]	1,605,000	1,635,495
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	3,730,000	2,517,750

		8,732,863

Trading Companies & Distributors–0.1%
UR Financing Escrow Corp.:
7.375% Sr. Unsec. Nts., 5/15/20[3]	2,430,000	2,618,325
7.625% Sr. Unsec. Nts., 4/15/22[3]	605,000	663,988

		3,282,313
Information Technology–0.9%
Communications Equipment–0.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	1,955,000	1,827,925
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	913,000	944,955
Zayo Group LLC/Zayo Capital, Inc.:
8.125% Sr. Sec. Nts., 1/1/20	465,000	510,338
10.125% Sr. Sec. Nts., 7/1/20	310,000	344,100

		3,627,318

41	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount	Value
Computers & Peripherals–0.1%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	$1,665,000	$1,789,875
Electronic Equipment, Instruments & Components—0.0%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	770,000	808,500
Internet Software & Services—0.2%
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16	3,650,000	3,923,750
IT Services–0.1%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	995,000	985,050
First Data Corp.:
9.875% Sr. Unsec. Nts., 9/24/15	955,000	978,875
12.625% Sr. Unsec. Nts., 1/15/21	1,670,000	1,738,888

		3,702,813
Semiconductors & Semiconductor Equipment–0.3%
Advanced Micro Devices, Inc., 7.75% Sr. Unsec. Nts., 8/1/20	1,287,000	1,312,740
Amkor Technologies, Inc., 6.625% Sr. Unsec. Nts., 6/1/21	935,000	953,700
Freescale Semiconductor, Inc.:
9.25% Sr. Sec. Nts., 4/15/18[3]	1,710,000	1,868,175
10.75% Sr. Unsec. Nts., 8/1/20	1,950,000	2,120,625

		6,255,240

Software–0.1%
Lawson Software, Inc., 9.375% Sr. Nts., 4/1/19[3]	380,000	423,700
SunGard Data Systems, Inc.:
7.375% Sr. Unsec. Nts., 11/15/18	560,000	603,400
7.625% Sr. Unsec. Nts., 11/15/20	765,000	833,850

		1,860,950
Materials–2.0%
Chemicals–0.5%
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[3,6]	380,000	388,550
Braskem America Finance Co., 7.125% Sr. Unsec. Nts., 7/22/41[3]	1,520,000	1,618,800
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[3]	2,180,000	2,267,200
5.75% Sr. Unsec. Nts., 4/15/21[3]	560,000	596,400
Ferro Corp., 7.875% Sr. Unsec. Nts., 8/15/18	880,000	853,600

42	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Chemicals Continued
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	$980,000		$1,011,850
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	1,480,000		1,563,250
LyondellBasell Industries NV, 6% Sr. Unsec. Nts., 11/15/21	1,185,000		1,356,825
Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[3]	905,000		920,838
6.75% Sr. Unsec. Nts., 9/19/42[3]	725,000		754,145
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20	250,000		270,625

			11,602,083
Construction Materials—0.3%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	1,540,000		1,690,150
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[3]	1,955,000		2,008,763
CEMEX SAB de CV, 9% Sr. Sec. Nts., 1/11/18[3]	1,285,000		1,291,425
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18	1,315,000		1,379,106

			6,369,444
Containers & Packaging—0.3%
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	1,580,000		1,809,100
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	465,000		497,550
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	2,075,000		2,220,250
Rock-Tenn Co., 4.45% Sr. Unsec. Nts., 3/1/19[3]	455,000		480,877
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19[3]	3,414,000		2,645,850

			7,653,627
Metals & Mining—0.6%
Aleris International, Inc., 7.625% Sr. Unsec. Nts., 2/15/18	1,895,000		2,022,913
Alrosa Co. Ltd., 8.25% Sr. Unsec. Nts., 6/23/15[4]	19,220,000	RUR	620,129
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	3,085,000		3,509,188
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	1,245,000		1,027,125
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	1,360,000		1,523,200

43	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Metals & Mining Continued
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	$1,435,000		$1,363,250
JSC Severstal, 6.70% Nts., 10/25/17[3]	2,450,000		2,631,031
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	465,000		517,313
Novolipetsk Steel OJSC, 4.95% Nts., 9/26/19[3]	1,825,000		1,811,920

			15,026,069
Paper & Forest Products—0.3%
Appleton Papers, Inc., 10.50% Sr. Sec. Nts., 6/15/15[3]	1,280,000		1,366,400
Catalyst Paper Corp.:
13% Sec. Nts., 12/15/16[4,5]	657,777		638,044
11% Sr. Sec. Nts., 12/15/16	2,583,645		2,041,080
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[8]	3,325,000		2,111,375
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[3]	1,500,000		1,222,500

			7,379,399
Telecommunication Services—2.3%
Diversified Telecommunication Services—1.0%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	2,990,000	BRR	1,556,024
Cincinnati Bell, Inc.:
8.25% Sr. Nts., 10/15/17	1,365,000		1,463,963
8.75% Sr. Unsec. Sub. Nts., 3/15/18	1,050,000		1,071,000
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	1,295,000		1,317,663
Frontier Communications Corp.:
8.25% Sr. Unsec. Nts., 4/15/17	950,000		1,083,000
8.50% Sr. Unsec. Nts., 4/15/20	635,000		720,725
Intelsat Bermuda Ltd.:
11.25% Sr. Unsec. Nts., 2/4/17	2,055,000		2,180,869
11.50% Sr. Unsec. Nts., 2/4/17[7]	1,424,414		1,515,220
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	755,000		816,344
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19[3]	1,740,000		1,833,525
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	595,000		663,425
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	7,260,000		7,659,300
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	1,975,000		1,886,125
Windstream Corp., 7.50% Sr. Unsec. Unsub. Nts., 6/1/22[3]	960,000		1,022,400

			24,789,583

44	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Wireless Telecommunication Services—1.3%
America Movil SAB de CV, 8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	14,700,000	MXN	$1,215,505
Cricket Communications, Inc.:
7.75% Sr. Unsec. Nts., 10/15/20	1,510,000		1,479,800
10% Sr. Unsec. Unsub. Nts., 7/15/15	960,000		1,012,800
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[3]	1,290,000		1,360,950
Leap Wireless International, Inc., 4.50% Cv. Sr. Unsec. Nts., 7/15/14	1,395,000		1,335,713
MetroPCS Wireless, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	1,945,000		2,044,681
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[3]	2,400,000		2,930,880
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[3]	620,000		653,325
Sistema International Funding SA, 6.95% Unsec. Nts., 5/17/19[3]	1,700,000		1,797,750
Sprint Capital Corp.:
6.875% Sr. Unsec. Nts., 11/15/28	1,445,000		1,336,625
8.75% Nts., 3/15/32	480,000		499,200
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	1,800,000		2,164,500
Vimpel Communications:
8.85% Sr. Unsec. Nts., 3/8/22[4]	21,900,000	RUR	697,999
8.85% Sr. Unsec. Nts., 3/8/22[4]	21,900,000	RUR	698,069
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[3]	1,615,000		1,730,069
9.125% Sr. Unsec. Nts., 4/30/18[3]	5,755,000		6,616,524
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	3,760,000		3,952,700
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[3]	860,000		814,850

			32,341,940
Utilities—2.3%
Electric Utilities—1.6%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[3]	2,585,000		3,034,790

45	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Electric Utilities Continued
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[3]	$910,000		$464,100
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[3]	1,400,000		1,774,500
Energy Future Intermediate Holding Co. LLC, 10% Sr. Sec. Nts., 12/1/20	1,807,000		2,041,910
Eskom Holdings Ltd.:
5.75% Sr. Unsec. Bonds, 1/26/21[3]	1,530,000		1,751,850
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	31,000,000	ZAR	3,697,708
10% Nts., Series ES23, 1/25/23	44,000,000	ZAR	6,325,474
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[3]	1,755,000		1,897,553
7.25% Nts., 1/15/19[3]	7,665,000		8,347,538
Majapahit Holding BV:
7.75% Nts., 10/17/16[3]	1,545,000		1,836,619
8% Sr. Unsec. Nts., 8/7/19[3]	1,180,000		1,495,650
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	109,600,000	PHP	2,694,476
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[3]	1,990,000		2,236,263

			37,598,431
Energy Traders—0.5%
AES Corp. (The):
7.375% Sr. Unsec. Unsub. Nts., 7/1/21	525,000		601,125
8% Sr. Unsec. Unsub. Nts., 10/15/17	855,000		991,800
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[3]	885,000		960,225
7.875% Sr. Sec. Nts., 1/15/23[3]	555,000		616,050
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	3,170,000		3,576,327
Comision Federal de Electricidad, 4.875% Sr. Nts., 5/26/21[3]	1,690,000		1,905,475
Energy Future Holdings Corp., 10% Sr. Sec. Nts., 1/15/20	1,840,000		2,037,800
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[5]	270,000		276,750
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[3]	965,000		1,003,600
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23[3]	385,000		394,144

			12,363,296

46	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Gas Utilities—0.2%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	$1,910,000		$2,043,700
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[3]	1,395,000		1,541,475
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]	2,030,000		2,192,400

			5,777,575

Total Corporate Bonds and Notes (Cost $616,894,602)			634,267,218

	Shares
Preferred Stocks—0.2%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.	2,040		1,908,484
Greektown Superholdings, Inc., Cv., Series A-1[2]	29,815		2,101,958

Total Preferred Stocks (Cost $4,848,095)			4,010,442
Common Stocks—0.1%
American Media Operations, Inc. [2]	161,731		2,102,503
Arco Capital Corp. Ltd. [2],[5]	690,638		1,035,957
Catalyst Paper Corp. [2]	149,089		166,817
Global Aviation Holdings, Inc. [2]	100		—
Greektown Superholdings, Inc., Series A-1 [2]	3,450		179,400
Premier Holdings Ltd. [2]	18,514		—

Total Common Stocks (Cost $17,217,618)			3,484,677

	Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17 [2] (Cost $3,162,655)	11,668		420

	Principal Amount
Structured Securities—3.1%
Barclays Bank plc: Indonesia (Republic of) Total Return Linked Bonds, 7%, 5/19/27	8,560,000,000	IDR	947,682
Indonesia (Republic of) Total Return Linked Bonds, 8.25%, 6/17/32	22,430,000,000	IDR	2,734,421
Citigroup Global Markets Holdings, Inc.:
Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[5]	3,255,000,000	COP	2,309,288
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	10,368,000,000	COP	7,475,519

47	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[5]	3,660,000,000	COP	$2,638,928
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	2,665,000,000	COP	1,919,768
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	53,910,000	RUR	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	97,250,000	RUR	—
Deutsche Bank AG:
Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[5,12]	1,763,500		1,297,302
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[5,12]	2,246,971		1,652,963
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[5,12]	1,939,900		1,427,069
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[5,12]	1,734,026		1,275,620
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[5,12]	2,159,003		1,588,250
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[5,12]	2,464,173		1,812,746
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[5,12]	1,968,587		1,448,172
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[5,12]	1,850,388		1,361,220
Coriolanus Ltd. Sec. Credit Linked Nts., 15.755%, 12/31/17[5,16]	12,850,000	BRR	7,594,954
Opic Reforma I Credit Linked Nts., Cl. 2A, 8.308%, 5/22/15[4,5]	697,693	MXN	51,526
Opic Reforma I Credit Linked Nts., Cl. 2B, 8.308%, 5/22/15[4,5]	1,220,632	MXN	90,146
Opic Reforma I Credit Linked Nts., Cl. 2C, 8.308%, 5/22/15[4,5]	18,404,162	MXN	1,359,178
Opic Reforma I Credit Linked Nts., Cl. 2D, 8.308%, 5/22/15[4,5]	1,341,270	MXN	99,055
Opic Reforma I Credit Linked Nts., Cl. 2E, 8.308%, 5/22/15[4,5]	974,458	MXN	71,965
Opic Reforma I Credit Linked Nts., Cl. 2F, 8.308%, 5/22/15[4,5]	622,337	MXN	45,961
Opic Reforma I Credit Linked Nts., Cl. 2G, 8.308%, 5/22/15[4,5]	114,609	MXN	8,464

48	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Principal Amount		Value
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[3]	16,210,000,000	COP	$11,681,666
Goldman Sachs Group, Inc., United Mexican States Credit Linked Nts., 9.05%, 2/8/37[3,12]	315,000,000	MXN	2,875,483
Hallertau SPC Credit Linked Nts.:
Series 2007-01, 2.787%, 12/20/17[4,5]	6,250,000		5,846,875
Series 2008-01, 9.888%, 8/2/10[5,8,12]	14,337,604	BRR	—
HSBC Bank USA NA, Indonesia (Republic of) Credit Linked Nts., 8.25%, 6/15/32[3]	5,950,000,000	IDR	725,359
JPMorgan Chase & Co.:
Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[5]	1,315,000,000	COP	947,430
Indonesia (Republic of) Credit Linked Nts., 7%, 5/19/27[3]	20,850,000,000	IDR	2,308,315
Indonesia (Republic of) Credit Linked Nts., 8.25%, 6/17/32[3]	1,500,000,000	IDR	182,864
LB Peru Trust II Certificates, Series 1998-A, 3.793%, 2/28/16[8,12]	363,871		36,387
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[5]	1,784,000,000	COP	1,112,760
Morgan Stanley:
Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[3]	4,885,000	PEN	1,795,649
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	55,651,290	RUR	849,068
Morgan Stanley Capital Services, Inc.:
Brazil (Federative Republic of) Credit Linked Nts., 12.551%, 1/5/22[3,12]	28,914,000	BRR	3,190,560
United Mexican States Credit Linked Nts., 5.64%, 11/20/15[3]	2,000,000		1,827,200
UBS AG, Indonesia (Republic of) Total Return Linked Nts., 8.25%, 6/17/32	20,320,000,000	IDR	2,477,193

Total Structured Securities (Cost $89,172,553)			75,067,006

	Expiration Date	Strike Price	Contracts
Options Purchased—0.3%
3-Month FX Basket Put/USD Call[2]	10/31/12	$96.000	2,400,000	44
90-Day Euro$ Futures, 12/17/12 Put[2]	12/18/12	99.500	424	7,950

49	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Expiration Date	Strike Price		Contracts	Value
Australian Dollar (AUD) Call[2]	10/18/12	1AUD per 1.065	USD	43,725,000	$32,518
Australian Dollar (AUD) Call[2]	10/19/12	1AUD per 1.065	USD	45,000,000	36,210
Australian Dollar (AUD) Futures, 12/17/12 Call[2]	10/8/12	104.000		38	7,220
Australian Dollar (AUD) Futures, 12/17/12 Call[2]	10/8/12	104.500		67	6,700
Australian Dollar (AUD) Futures, 12/17/12 Put[2]	10/8/12	101.500		13	1,430
Australian Dollar (AUD) Futures, 12/17/12 Put[2]	10/8/12	102.500		3	990
Brazilian Real (BRR) Call[2]	10/18/12	1USD per 1.900	BRR	13,770,000	184
Brazilian Real (BRR) Call[2]	10/18/12	1USD per 1.820	BRR	13,175,000	—
British Pound Sterling (GBP) Futures, 12/17/12 Call[2]	10/8/12	164.000		51	1,275
British Pound Sterling (GBP) Put[2]	9/9/13	1 GBP per 1.560	USD	2,542,293	70,694
British Pound Sterling (GBP) Put[2]	9/11/13	1 GBP per 1.550	USD	2,541,017	64,485
British Pound Sterling (GBP) Put[2]	8/16/13	1 GBP per 1.550	USD	3,557,644	84,453
Canadian Dollar (CAD) Put[2]	10/8/12	1AUD per 0.980	CAD	2,480,000	11
Candian Dollar (CAD) Futures, 12/18/12 Put[2]	10/8/12	100.000		79	3,950
Candian Dollar (CAD) Futures, 12/18/12 Put[2]	10/8/12	100.500		112	13,440
Euro (EUR) Call[2]	12/21/12	1EUR per 1.300	USD	13,240,000	189,789
Euro (EUR) Call[2]	12/21/12	1EUR per 1.300	USD	14,900,000	213,584
Euro (EUR) FX Futures, 12/17/12 Call[2]	10/8/12	1.320		16	700

50	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Expiration Date	Strike Price		Contracts	Value
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	$1.210		344	$2,150
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.230		101	631
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.240		28	175
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.260		297	25,988
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.210		203	1,269
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.170		6	38
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.190		209	1,306
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.290		20	16,250
Euro (EUR) FX Futures, 12/17/12 Put[2]	10/8/12	1.270		25	3,750
Euro (EUR) FX Futures, 12/17/12 Put[2]	11/12/12	1.230		51	12,750
Euro (EUR) FX Futures, 12/17/12 Put[2]	11/12/12	1.260		37	24,513
Euro (EUR) FX Futures, 12/17/12 Put[2]	12/10/12	1.240		51	39,525
Euro (EUR) FX Futures, 12/17/12 Put[2]	12/10/12	1.270		11	18,700
Euro-Bundesobligation Futures, 12/6/12 Put[2]	10/29/12	138.500	EUR	252	55,052
Euro-Bundesobligation Futures, 12/6/12 Put[2]	10/29/12	140.000	EUR	166	89,594

51	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Expiration Date	Strike Price		Contracts	Value
Indian Rupee (INR) Call[2]	12/21/12	1USD per 53.200	INR	644,700,000	$187,640
Japanese Yen (JPY) Call[2]	12/21/12	1USD per 77.250	JPY	196,820,000	23,506
Japanese Yen (JPY) Call[2]	12/28/12	1USD per 77.000	JPY	394,150,000	43,924
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	122.500		5	31
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	124.500		100	1,875
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	125.000		72	2,250
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	126.000		27	2,363
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	126.500		3	413
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	127.000		13	2,925
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	10/8/12	127.500		75	27,188
Japanese Yen (JPY) Futures, 12/17/12 Put[2]	11/12/12	126.000		20	12,000
Japanese Yen (JPY) Put[2]	3/29/13	1USD per 85.000	JPY	204,000,000	6,801
Japanese Yen (JPY) Put[2]	5/31/13	1USD per 82.000	JPY	416,833,857	52,158
Japanese Yen (JPY) Put[2]	8/22/13	1USD per 80.000	JPY	203,737,049	53,106
Japanese Yen (JPY) Put[2]	9/11/13	1USD per 80.000	JPY	203,281,388	55,305
Mexican Nuevo Peso (MXN) Call[2]	11/8/12	1USD per 12.742	MXN	163,500,000	93,790
Mexican Nuevo Peso (MXN) Call[2]	11/9/12	1USD per 12.840	MXN	186,100,000	154,923
Mexican Nuevo Peso (MXN) Call[2]	11/13/12	1USD per 12.925	MXN	187,300,000	212,351

52	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Expiration Date	Strike Price		Contracts	Value
Mexican Nuevo Peso (MXN) Call[2]	11/27/12	1USD per 12.755	MXN	556,300,000	$448,784
Mexican Nuevo Peso (MXN) Call[2]	12/14/12	1USD per 12.436	MXN	271,435,000	97,727
Mexican Nuevo Peso (MXN) Call[2]	12/20/12	1USD per 12.865	MXN	102,200,000	123,141
Mexican Nuevo Peso (MXN) Call[2]	12/20/12	1USD per 12.865	MXN	102,200,000	123,141
Mexican Nuevo Peso (MXN) Call[2]	12/20/12	1USD per 12.865	MXN	102,200,000	123,141
New Taiwain Dollar (TWD) Call[2]	12/14/12	1USD per 28.829	TWD	629,200,000	40,867
New Turkish Lira (TRY) Call[2]	10/19/12	1USD per 1.780	TRY	10,780,000	15,525
New Turkish Lira (TRY) Call[2]	10/19/12	1USD per 1.780	TRY	8,630,000	12,753
New Turkish Lira (TRY) Call[2]	10/19/12	1USD per 1.780	TRY	38,900,000	56,022
New Turkish Lira (TRY) Call[2]	10/19/12	1USD per 1.780	TRY	46,990,000	69,441
New Turkish Lira (TRY) Call[2]	10/19/12	1USD per 1.780	TRY	9,700,000	14,335
New Turkish Lira (TRY) Call[2]	11/28/12	1USD per 1.829	TRY	26,870,000	315,894
New Turkish Lira (TRY) Call[2]	12/6/12	1USD per 1.837	TRY	13,460,000	186,007
New Turkish Lira (TRY) Put[2]	11/28/12	1EUR per 2.300	TRY	7,345,000	65,582
New Turkish Lira (TRY) Put[2]	12/6/12	1EUR per 2.314	TRY	3,665,000	46,161
Polish Zloty (PLZ) Call[2]	11/16/12	1USD per 3.148	PLZ	37,190,000	132,869
Russian Ruble (RUR) Call[2]	11/27/12	1USD per 31.150	RUR	1,356,300,000	577,553
Russian Ruble (RUR) Call[2]	11/29/12	1USD per 31.250	RUR	308,600,000	145,505
Russian Ruble (RUR) Call[2]	12/21/12	1USD per 31.000	RUR	246,000,000	101,682
Russian Ruble (RUR) Call[2]	12/21/12	1USD per 31.000	RUR	246,000,000	101,682
Russian Ruble (RUR) Call[2]	12/21/12	1USD per 31.000	RUR	246,000,000	101,682
South African Rand (ZAR) Call[2]	11/21/12	1USD per 8.218	ZAR	90,475,000	182,232
South African Rand (ZAR) Call[2]	11/26/12	1USD per 8.202	ZAR	90,225,000	180,434

53	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Expiration Date	Strike Price		Contracts	Value
South African Rand (ZAR) Call[2]	11/27/12	1USD per 8.055	ZAR	175,365,000	$222,700
South African Rand (ZAR) Call[2]	11/27/12	1USD per 8.055	ZAR	175,365,000	222,700
South African Rand (ZAR) Call[2]	12/20/12	1USD per 8.255	ZAR	65,600,000	176,866
South African Rand (ZAR) Call[2]	12/21/12	1USD per 8.255	ZAR	65,600,000	177,726
South African Rand (ZAR) Call[2]	12/21/12	1USD per 8.255	ZAR	65,600,000	177,726
South Korean Won (KRW) Call[2]	10/29/12	1USD per 1,103.000	KRW	9,405,000,000	23,983
South Korean Won (KRW) Call[2]	10/29/12	1USD per 1,103.000	KRW	8,590,000,000	21,905
South Korean Won (KRW) Call[2]	10/31/12	1USD per 1,094.500	KRW	23,890,000,000	31,774
South Korean Won (KRW) Call[2]	10/31/12	1USD per 1,094.500	KRW	23,890,000,000	31,774
South Korean Won (KRW) Call[2]	11/27/12	1USD per 1,111.250	KRW	48,386,000,000	360,960
U.S. Treasury Long Bonds Futures, 12/19/12 Call[2]	10/1/12	150.000		221	3,453
U.S. Treasury Long Bonds Futures, 12/19/12 Call[2]	10/1/12	151.000		99	1,547
U.S. Treasury Long Bonds Futures, 12/19/12 Put[2]	10/1/12	149.000		102	1,594
U.S. Treasury Long Bonds Futures, 12/19/12 Put[2]	10/8/12	147.000		102	20,719
U.S. Treasury Long Bonds Futures, 12/19/12 Put[2]	10/8/12	148.000		102	41,438
U.S. Treasury Long Bonds Futures, 12/19/12 Put[2]	10/15/12	147.000		102	36,656

54	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[2]	10/29/12	$138.000	186	$5,813
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[2]	10/29/12	142.000	186	20,344
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[2]	10/29/12	144.000	103	25,750
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[2]	10/29/12	146.000	104	53,625
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12 Put[2]	11/26/12	145.000	102	97,219
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	10/1/12	134.000	204	3,188
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	10/29/12	134.000	123	46,125
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	11/26/12	135.000	193	66,344
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Call[2]	11/26/12	136.000	299	46,719
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	128.500	354	5,531
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	129.000	27	422

55	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	$131.000	27	$1,688
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	131.500	518	56,656
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	132.000	186	31,969
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	10/29/12	132.500	206	54,719
U.S. Treasury Nts., 10 yr. Futures, 12/19/12 Put[2]	11/26/12	132.000	54	22,781

Total Options Purchased (Cost $10,095,245)				7,314,441

	Swaption Expiration Date	Notional Amount
Swaptions Purchased—0.3%
Bank of America NA; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17[2]	12/20/12	$54,660,000	75,347
Bank of America NA; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17[2]	12/20/12	54,680,000	75,375

56	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.35%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/5/17[2]	11/2/12	$1,240,000		$10
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/23[2]	9/3/13	20,395,000		553,194
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.90%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/22/43[2]	3/21/13	10,200,000		317,283
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.95%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/11/43[2]	3/8/13	10,155,000		259,605
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.44%; Termination Date: 11/21/22[2]	11/23/12	2,530,000	CAD	67,628

57	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.75%; Termination Date: 1/30/23[2]	1/29/13	$32,705,000		$451,186
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.10%; Termination Date: 7/30/43[2]	7/29/13	16,350,000		320,317
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.30%; Termination Date: 12/4/42[2]	12/3/12	9,810,000		71,476
Barclays Bank plc; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Crosover Series 17 Version 1; Termination Date: 6/20/17[2]	12/20/12	3,155,000	EUR	21,105
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.765%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/12/18[2]	7/11/13	51,200,000		329,803

58	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Swaption Expiration Date	Notional Amount	Value
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.85%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/29/22[2]	11/28/12	$25,490,000	$181,538
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.695%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/15/23[2]	4/12/13	25,100,000	90,364
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.905%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/45[2]	9/29/15	4,655,206	541,970
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.05%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/18/43[2]	3/15/13	15,230,000	319,901
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[2]	4/26/17	5,040,000	507,298

59	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.75%; Termination Date: 8/28/19[2]	8/27/14	5,060,000	EUR	$135,107
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.53%; Termination Date: 1/30/23[2]	1/29/13	65,400,000		359,623
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.95%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/18/43[2]	3/15/13	11,170,000		299,064
Goldman Sachs International; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	10/18/12	21,825,000		8,934

60	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Swaption Expiration Date	Notional Amount	Value
Goldman Sachs International; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	10/18/12	$21,830,000	$8,936
Goldman Sachs International; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	12/20/12	21,890,000	328,158
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.495%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/22/22[2]	11/23/12	37,700,000	6,011
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.20%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/44[2]	9/23/14	10,200,000	662,008

61	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Swaption Expiration Date	Notional Amount	Value
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.28%; Termination Date: 10/29/42[2]	10/26/12	$16,405,000	$26,446
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.295%; Termination Date: 10/26/42[2]	10/25/12	16,395,000	28,741
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.405%; Termination Date: 11/6/42[2]	11/5/12	16,370,000	113,424
JPMorgan Chase Bank NA; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17[2]	12/20/12	54,680,000	79,384

62	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Swaption Expiration Date	Notional Amount	Value
JPMorgan Chase Bank NA; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	10/18/12	$21,805,000	$6,071
JPMorgan Chase Bank NA; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	12/20/12	21,790,000	114,166
JPMorgan Chase Bank NA; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	12/20/12	21,830,000	354,650
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.65%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/25/18[2]	2/22/13	24,810,000	16,548

63	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
UBS AG; Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17[2]	12/20/12	$54,660,000		$64,884
UBS AG; Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17[2]	10/18/12	43,600,000		3,549
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.11%; Received: Six-Month EUR EURIBOR; Termination Date: 1/3/23[2]	1/2/13	3,205,000	EUR	18,004
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.215%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/4/22[2]	12/3/12	96,515,000		129,965
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.60%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/28/43[2]	3/27/13	10,040,000		593,412

64	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Swaption Expiration Date	Notional Amount		Value
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 2.98%; Received: Six-Month EUR EURIBOR; Termination Date: 3/4/23[2]	3/1/13	24,830,000	EUR	$21,062
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3%; Received: Three-Month USD BBA LIBOR; Termination Date: 3/4/43[2]	3/1/13	15,230,000		326,417
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.025%; Received: Six-Month EUR EURIBOR; Termination Date: 2/27/23[2]	2/26/13	24,845,000	EUR	16,753
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month AUD BBR BBSW; Received: 3.01%; Termination Date: 4/2/16[2]	3/29/13	3,785,000	AUD	39,262

Total Swaptions Purchased (Cost $24,720,025)				7,943,979

		Shares
Investment Companies–16.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18% [1,18]		27,105,480		27,105,480
Oppenheimer Master Event-Linked Bond Fund, LLC [1]		4,827,322		58,688,060
Oppenheimer Master Loan Fund, LLC [1]		24,480,422		315,340,465
Oppenheimer Short Duration Fund, Cl. Y [1]		1,007,050		10,090,636

Total Investment Companies (Cost $407,606,598)				411,224,641

65	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Shares	Value
Total Investments, at Value (Cost $2,873,296,490)	118.8%	$2,889,879,142
Liabilities in Excess of Other Assets	(18.8)	(458,008,500)

Net Assets	100.0%	$2,431,870,642

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

Principal amount, notional amount, and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RUR	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011[a]	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[b]	15,000	—	—	15,000
Oppenheimer Institutional Money Market Fund, Cl. E	27,393,119	625,216,830	625,504,469	27,105,480
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	—	—	4,827,322
Oppenheimer Master Loan Fund, LLC	29,466,809	42,124	5,028,511	24,480,422
Oppenheimer Short Duration Fund, Cl. Y	1,001,329	5,721	—	1,007,050

66	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

	Value	Income		Realized Loss
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[b]	$1,445,849	$—		$—
Oppenheimer Institutional Money Market Fund, Cl. E	27,105,480	53,754		—
Oppenheimer Master Event-Linked Bond Fund, LLC	58,688,060	3,692,210	[c]	2,049,638	[c]
Oppenheimer Master Loan Fund, LLC	315,340,465	17,394,764	[d]	2,116,301	[d]
Oppenheimer Short Duration Fund, Cl. Y	10,090,636	51,101		—

	$412,670,490	$21,191,829		$4,165,939

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.
b.	Investment in a wholly-owned subsidiary. See accompanying Notes.
c.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
d.	Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2.	Non-income producing security.
3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $446,928,277 or 18.38% of the Fund’s net assets as of September 28, 2012.
4.	Represents the current interest rate for a variable or increasing rate security.
5.	Restricted security. The aggregate value of restricted securities as of September 28, 2012 was $68,970,749, which represents 2.84% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Akbank TAS, 5.125% Sr. Unsec. Nts., 7/22/15	7/15/10- 8/7/12	$1,643,910	$1,656,806	$12,896
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15	2/17/10	940,828	875,600	(65,228)
Arco Capital Corp. Ltd.	2/27/07	10,359,570	1,035,957	(9,323,613)
Banco BMG SA, 9.15% Nts., 1/15/16	12/15/05- 4/3/12	1,307,405	1,287,700	(19,705)
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.243%, 11/1/36	6/14/12	513,606	517,251	3,645
Catalyst Paper Corp., 13% Sec. Nts., 12/15/16	9/6/12	591,854	638,044	46,190
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	1,380,162	2,309,288	929,126
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	2,574,704	2,638,928	64,224
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.647%, 10/1/35	8/1/12	1,115,800	1,117,200	1,400
Cleaver-Brooks, Inc., 12.25% Sr. Sec. Nts., 5/1/16	4/21/10- 5/3/11	1,889,520	2,025,700	136,180
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	1,225,859	1,297,302	71,443
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25	4/16/09	1,251,283	1,361,220	109,937
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	1,338,958	1,448,172	109,214
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25	9/25/09	1,679,434	1,812,746	133,312
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	1,477,476	1,588,250	110,774

67	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	$1,191,781	$1,275,620	$83,839
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	1,337,458	1,427,069	89,611
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	1,554,176	1,652,963	98,787
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 15.755%, 12/31/17	9/19/07	5,795,149	7,594,954	1,799,805
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 8.308%, 5/22/15	5/21/08	67,269	51,526	(15,743)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 8.308%, 5/22/15	6/12/08	117,680	90,146	(27,534)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 8.308%, 5/22/15	6/18/08	1,785,486	1,359,178	(426,308)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 8.308%, 5/22/15	7/8/08	130,028	99,055	(30,973)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 8.308%, 5/22/15	7/15/08	94,626	71,965	(22,661)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 8.308%, 5/22/15	8/8/08	61,263	45,961	(15,302)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 8.308%, 5/22/15	8/22/08	11,304	8,464	(2,840)
Equinox Holdings, Inc., 9.50% Sr. Sec. Nts., 2/1/16	9/15/11	1,783,231	1,900,150	116,919
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	1,411,420	1,415,979	4,559
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18	6/7/11	277,842	276,750	(1,092)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.787%, 12/20/17	12/13/07	6,250,000	5,846,875	(403,125)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10	4/18/08- 10/1/08	7,188,001	—	(7,188,001)
Halyk Savings Bank of Kazakhstan JSC, 9.25% Sr. Nts., 10/16/13	4/9/08- 4/3/12	4,343,380	4,522,197	178,817
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.419%, 8/15/22	11/6/07	7,040,032	5,430,300	(1,609,732)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.719%, 8/15/22	6/8/07	5,270,000	3,478,200	(1,791,800)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.719%, 8/15/22	6/8/07	5,270,000	3,372,800	(1,897,200)
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06- 7/24/07	3,846,573	4,474,872	628,299
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	890,334	947,430	57,096
JPMorgan Hipotecaria su Casita, 8.175% Sec. Nts., 8/26/35	3/21/07	526,714	54,152	(472,562)
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	762,393	1,112,760	350,367
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	66,025	5,440	(60,585)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11- 4/14/11	149,580	149,992	412
Tengizchevroil LLP, 6.124% Nts., 11/15/14	4/29/05- 3/16/10	675,538	695,787	20,249

		$87,430,327	$68,970,749	$(18,459,578)

6.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 28, 2012. See accompanying Notes.
7.	Interest or dividend is paid-in-kind, when applicable.
8.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

68	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

9.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,187,304 or 0.42% of the Fund’s net assets as of September 28, 2012.
10.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.
11.	This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.
12.	Zero coupon bond reflects effective yield on the date of purchase.
13.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $14,065,204. See accompanying Notes.
14.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $2,860,211. See accompanying Notes.
15.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $4,890,420. See accompanying Notes.
16.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
17.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
18.	Rate shown is the 7-day yield as of September 28, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,792,035,759	62.0%
Turkey	133,326,327	4.6
Russia	126,616,971	4.4
Brazil	118,349,656	4.1
Mexico	104,927,230	3.6
South Africa	75,959,692	2.6
Hungary	56,485,577	2.0
Japan	52,415,314	1.8
Colombia	47,632,593	1.6
Peru	46,643,453	1.6
Indonesia	28,712,168	1.0
Venezuela	27,499,444	1.0
Canada	17,206,254	0.6
United Kingdom	15,986,774	0.6
Italy	15,756,801	0.5
Malaysia	15,642,373	0.5
Supranational	14,883,375	0.5
Kazakhstan	14,274,780	0.5
Israel	13,347,843	0.5

69	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Geographic Holdings	Value	Percent
France	$13,130,722	0.5
Australia	12,083,040	0.4
Philippines	11,352,951	0.4
Poland	11,158,042	0.4
Germany	10,099,354	0.4
Ukraine	9,620,756	0.3
The Netherlands	8,732,428	0.3
Spain	7,657,020	0.3
Chile	7,102,791	0.2
United Arab Emirates	6,602,770	0.2
India	5,908,565	0.2
Nigeria	5,855,215	0.2
Uruguay	5,833,134	0.2
Panama	4,871,436	0.2
Romania	4,616,588	0.2
Qatar	4,527,263	0.2
Sri Lanka	3,832,988	0.1
Luxembourg	3,696,089	0.1
Belgium	3,664,368	0.1
Trinidad & Tobago	3,030,300	0.1
Lithuanua	2,568,344	0.1
Dominican Republic	2,524,727	0.1
Latvia	2,453,063	0.1
Croatia	2,311,050	0.1
Slovakia	2,256,909	0.1
Angola	2,138,850	0.1
Sweden	1,905,995	0.1
Norway	1,870,641	0.1
Switzerland	1,698,703	0.1
Ghana	1,539,900	0.1
Jamaica	1,360,950	—
Ireland	1,190,121	—
Denmark	1,165,247	—
Ivory Coast	1,119,075	—
European Union	882,842	—
Finland	668,625	—
Korea, Republic of South	470,396	—
Argentina	464,100	—
Portugal	170,533	—
Taiwan	40,867	—

Total	$2,889,879,142	100.0%

Foreign Currency Exchange Contracts as of September 28, 2012 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America:
Australian Dollar (AUD)	Buy	995	AUD	10/24/12	$1,029,707	$—	$3,302
Chilean Peso (CLP)	Buy	1,053,000	CLP	10/9/12-12/20/12	2,212,089	97,519	247
Colombian Peso (COP)	Sell	13,210,000	COP	10/16/12	7,321,405	—	12,968
Japanese Yen (JPY)	Sell	450,000	JPY	10/24/12-12/20/12	5,767,914	19,027	1,686
Malaysian Ringgit (MYR)	Buy	108,400	MYR	11/30/12-4/2/13	35,095,900	128,274	27,118

70	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit (MYR)	Sell	54,490	MYR	10/5/12	$17,811,627	$—	$45,080
Peruvian New Sol (PEN)	Sell	25,940	PEN	10/5/12-10/15/12	9,978,795	—	210,084
Philippines Peso (PHP)	Sell	113,000	PHP	1/14/13	2,701,597	—	18,786
South African Rand (ZAR)	Sell	155,580	ZAR	10/5/12	18,679,529	248,038	—

						492,858	319,271
Bank Paribas Asia:
Australian Dollar (AUD)	Sell	1,185	AUD	12/20/12	1,220,550	9,263	485
Malaysian Ringgit (MYR)	Buy	4,180	MYR	11/30/12	1,357,959	24,838	—
Mexican Nuevo Peso (MXN)	Sell	3,400	MXN	12/20/12	262,001	—	100
New Zealand Dollar (NZD)	Buy	1,170	NZD	12/20/12	964,385	—	2,580
Polish Zloty (PLZ)	Buy	1,250	PLZ	12/20/12	386,512	—	13,744
Polish Zloty (PLZ)	Sell	3,050	PLZ	11/30/12-12/20/12	944,437	—	18,025

						34,101	34,934
Barclays Capital:
Chilean Peso (CLP)	Sell	465,000	CLP	10/9/12	978,747	—	18,400
Euro (EUR)	Sell	850	EUR	1/23/13	1,093,700	—	47,341
Hungarian Forint (HUF)	Buy	210,000	HUF	10/24/12	942,932	44,798	—
Hungarian Forint (HUF)	Sell	330,000	HUF	12/12/12-2/20/13	1,465,770	—	15,622
Israeli Shekel (ILS)	Buy	2,030	ILS	4/2/13	514,688	—	14,923
Israeli Shekel (ILS)	Sell	2,030	ILS	4/2/13	514,688	21,229	—
Japanese Yen (JPY)	Sell	1,906,000	JPY	10/15/12-12/20/12	24,426,829	34,375	—
Mexican Nuevo Peso (MXN)	Buy	1,600	MXN	12/20/12	123,295	—	161
Mexican Nuevo Peso (MXN)	Sell	36,900	MXN	10/18/12-12/20/12	2,859,447	—	106,063
New Turkish Lira (TRY)	Sell	2,970	TRY	11/7/12	1,643,667	—	46,113
Norwegian Krone (NOK)	Buy	3,250	NOK	12/20/12	565,563	—	461
Polish Zloty (PLZ)	Buy	260	PLZ	10/16/12	80,992	—	1,933
Russian Ruble (RUR)	Buy	67,880	RUR	11/30/12	2,151,494	—	38,678
Russian Ruble (RUR)	Sell	144,100	RUR	10/15/12	4,605,531	2,558	—
South African Rand (ZAR)	Buy	8,710	ZAR	12/20/12	1,034,405	—	12,543
South African Rand (ZAR)	Sell	124,210	ZAR	10/22/12	14,877,159	141,643	—

						244,603	302,238
Citigroup:
Australian Dollar (AUD)	Sell	9,740	AUD	11/30/12	10,049,095	102,104	—
Brazilian Real (BRR)	Buy	3,330	BRR	11/5/12	1,634,414	139	—
Chilean Peso (CLP)	Sell	352,000	CLP	10/16/12	739,993	—	36,064
Colombian Peso (COP)	Sell	3,317,000	COP	11/30/12-12/20/12	1,827,547	148	23,573
Euro (EUR)	Buy	20,335	EUR	10/24/12	26,137,936	—	203,393
Euro (EUR)	Sell	12,910	EUR	10/16/12-11/30/12	16,600,307	6,348	200,398
Hong Kong Dollar (HKD)	Buy	2,970	HKD	10/18/12	383,027	71	—
Hungarian Forint (HUF)	Buy	394,000	HUF	11/6/12	1,766,020	18,521	—
Hungarian Forint (HUF)	Sell	73,000	HUF	12/5/12	326,127	1,024	—
Indonesia Rupiah (IDR)	Buy	92,762,000	IDR	12/20/12-1/16/13	9,553,096	700	1,919
Indonesia Rupiah (IDR)	Sell	90,433,000	IDR	10/5/12	9,441,386	—	26,186
Malaysian Ringgit (MYR)	Buy	12,530	MYR	11/30/12-12/20/12	4,068,853	37,947	29
Malaysian Ringgit (MYR)	Sell	5,610	MYR	10/5/12	1,833,790	—	6,429
Mexican Nuevo Peso (MXN)	Buy	320,500	MXN	10/18/12-12/20/12	24,712,723	75,626	13,529
Mexican Nuevo Peso (MXN)	Sell	800,193	MXN	10/2/12-12/13/12	61,986,365	6,042	1,847,460
New Zealand Dollar (NZD)	Sell	5	NZD	12/20/12	4,121	—	—
Norwegian Krone (NOK)	Buy	1,760	NOK	12/20/12	306,274	—	506
Norwegian Krone (NOK)	Sell	15,090	NOK	10/16/12	2,632,419	—	2,858
Peruvian New Sol (PEN)	Buy	12,770	PEN	10/5/12	4,914,377	4,188	9,596
Peruvian New Sol (PEN)	Sell	11,760	PEN	1/16/13	4,500,585	5,163	—

71	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar (SGD)	Sell	6,920	SGD	10/16/12	$5,638,730	$—	$116,214
South Korean Won (KRW)	Buy	10,463,000	KRW	11/19/12	9,368,947	144,756	—
Swiss Franc (CHF)	Buy	460	CHF	11/30/12	489,668	10,923	—

						413,700	2,488,154
Credit Suisse:
Australian Dollar (AUD)	Sell	258	AUD	10/2/12-12/20/12	266,078	1,605	—
British Pound Sterling (GBP)	Buy	2,690	GBP	10/24/12	4,343,488	—	11,622
Chilean Peso (CLP)	Sell	394,000	CLP	12/20/12	820,528	3,337	—
Colombian Peso (COP)	Buy	109,000	COP	12/20/12	59,914	—	433
Euro (EUR)	Buy	3,675	EUR	11/29/12	4,725,533	102,659	—
New Turkish Lira (TRY)	Sell	12,610	TRY	11/29/12-7/17/13	6,896,539	—	209,190
Polish Zloty (PLZ)	Buy	8,300	PLZ	10/16/12	2,585,523	—	56,191
South African Rand (ZAR)	Sell	195,440	ZAR	12/12/12	23,238,226	417,350	—
Swedish Krona (SEK)	Buy	5,260	SEK	12/20/12	798,795	—	5,529
Swiss Franc (CHF)	Buy	1,020	CHF	10/24/12	1,085,046	—	7,031

						524,951	289,996
Deutsche Bank Securities, Inc.:
Australian Dollar (AUD)	Buy	2,480	AUD	10/16/12	2,568,506	—	23,888
Canadian Dollar (CAD)	Buy	4,205	CAD	10/24/12	4,275,060	—	22,773
Czech Koruna (CZK)	Sell	10,900	CZK	12/20/12	557,365	8,487	—
Hungarian Forint (HUF)	Sell	4,824,000	HUF	10/16/12-5/29/13	21,611,016	9,503	859,816
Indian Rupee (INR)	Buy	33,000	INR	11/19/12	619,895	13,482	—
Indian Rupee (INR)	Sell	13,000	INR	12/20/12	243,439	—	3,188
Japanese Yen (JPY)	Buy	494,000	JPY	10/24/12	6,331,376	22,308	—
Japanese Yen (JPY)	Sell	1,859,000	JPY	10/15/12	23,824,148	—	336,653
Malaysian Ringgit (MYR)	Buy	71,935	MYR	10/5/12	23,514,028	609,499	—
New Turkish Lira (TRY)	Sell	18,325	TRY	10/30/12	10,153,030	—	276,985
Polish Zloty (PLZ)	Buy	19,240	PLZ	11/6/12	5,977,796	—	64,633
Polish Zloty (PLZ)	Sell	20,400	PLZ	10/16/12-12/20/12	6,341,231	23,511	166,091

						686,790	1,754,027
Goldman Sachs & Co.:
Australian Dollar (AUD)	Sell	3,505AUD		10/16/12	3,630,086	—	110,736
British Pound Sterling (GBP)	Sell	2,455GBP		10/16/12	3,964,140	—	173,804
Colombian Peso (COP)	Buy	21,048,880COP		10/3/12	11,689,790	8,947	—
Colombian Peso (COP)	Sell	14,790,000COP		10/16/12	8,197,091	—	19,043
Danish Krone (DKK)	Sell	501DKK		10/2/12	86,393	181	—
Euro (EUR)	Buy	5,505EUR		11/29/12-12/7/12	7,078,898	150,894	—
Japanese Yen (JPY)	Buy	978,000JPY		11/30/12	12,538,497	203,998	562
Mexican Nuevo Peso (MXN)	Buy	93,709MXN		10/3/12-12/4/12	7,255,107	115,387	—
Mexican Nuevo Peso (MXN)	Sell	532,500MXN		10/16/12-12/20/12	41,072,498	—	885,568
New Turkish Lira (TRY)	Sell	32,850TRY		11/29/12-12/7/12	18,116,679	—	177,918
South African Rand (ZAR)	Sell	44,070ZAR		10/5/12	5,291,212	66,687	—
Swedish Krona (SEK)	Buy	1,968SEK		10/2/12	299,536	—	452

						546,094	1,368,083
HSBC:
Israeli Shekel (ILS)	Sell	3,150ILS		12/20/12	801,216	2,274	—
New Turkish Lira (TRY)	Buy	3,240TRY		7/17/13	1,728,765	65,094	—
New Turkish Lira (TRY)	Sell	91,370TRY		11/7/12	50,566,294	—	1,548,053

						67,368	1,548,053
JPMorgan Chase:
British Pound Sterling (GBP)	Buy	620GBP		12/20/12	1,000,940	—	4,381
Euro (EUR)	Sell	10,430EUR		11/6/12-11/30/12	13,410,499	—	378,993
Hungarian Forint (HUF)	Buy	13,000HUF		12/20/12	57,990	—	951

72	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Hungarian Forint (HUF)	Sell	3,779,000	HUF	10/24/12-2/12/13	$16,776,034	$7,381	$1,217,002
Indonesia Rupiah (IDR)	Buy	90,444,864	IDR	10/5/2012-10/15/2012	10,681,093	2,779	128,244
Japanese Yen (JPY)	Sell	213,000	JPY	10/24/12	2,729,925	—	9,011
Malaysian Ringgit (MYR)	Buy	930	MYR	12/20/12	301,835	576	532
Malaysian Ringgit (MYR)	Sell	11,835	MYR	10/5/12	3,868,611	—	91,081
Mexican Nuevo Peso (MXN)	Buy	80,600	MXN	10/16/12-12/4/12	6,234,923	163,383	25,001
New Taiwan Dollar (TWD)	Buy	14,000	TWD	12/20/12	477,914	—	1,867
New Taiwan Dollar (TWD)	Sell	7,000	TWD	12/20/12	238,957	—	943
New Turkish Lira (TRY)	Sell	6,720	TRY	11/29/12	3,707,361	—	34,166
Norwegian Krone (NOK)	Buy	15,090	NOK	10/16/12	2,632,419	—	13,998
Philippines Peso (PHP)	Buy	13,000	PHP	12/20/12	310,856	684	137
Polish Zloty (PLZ)	Buy	12,000	PLZ	11/6/12	3,728,355	3,382	—
Polish Zloty (PLZ)	Sell	12,450	PLZ	10/16/12	3,878,284	20,071	—
Russian Ruble (RUR)	Buy	81,900	RUR	11/30/12-12/20/12	2,593,363	36,355	5,336
Russian Ruble (RUR)	Sell	463,500	RUR	10/15/12-12/20/12	14,764,852	7,781	552,295

						242,392	2,463,938
Morgan Stanley & Co., Inc.:
Brazilian Real (BRR)	Buy	490	BRR	11/5/12	240,499	680	—
Brazilian Real (BRR)	Sell	88,965	BRR	11/5/12	43,665,367	—	115,914
Canadian Dollar (CAD)	Buy	1,610	CAD	12/20/12	1,634,594	—	12,869
Canadian Dollar (CAD)	Sell	1,155	CAD	10/16/12	1,174,447	—	1,433
Euro (EUR)	Sell	15,080	EUR	10/16/12	19,381,738	—	983,807
Singapore Dollar (SGD)	Sell	8,460	SGD	10/16/12-12/20/12	6,893,587	—	230,916
South Korean Won (KRW)	Buy	10,796,000	KRW	10/15/12	9,694,722	277,005	—

						277,685	1,344,939
Nomura Securities:
British Pound Sterling (GBP)	Buy	85	GBP	11/30/12	137,232	3,102	—
British Pound Sterling (GBP)	Sell	810	GBP	12/20/12	1,307,679	7,356	—
Canadian Dollar (CAD)	Sell	730	CAD	10/16/12	742,291	—	30,830
Euro (EUR)	Buy	9,401	EUR	10/3/12-12/20/12	12,088,474	231,227	18,079
Euro (EUR)	Sell	14,113	EUR	10/3/12-12/20/12	18,140,412	4,248	980,190
Indonesia Rupiah (IDR)	Sell	71,925,000	IDR	10/15/12	7,496,095	51,124	—
Japanese Yen (JPY)	Sell	1,433,000	JPY	10/15/12	18,364,715	—	187,024
Malaysian Ringgit (MYR)	Sell	61,160	MYR	10/15/12-10/16/12	19,955,439	—	654,350
Singapore Dollar (SGD)	Buy	8,160	SGD	10/16/12	6,649,138	—	686
Singapore Dollar (SGD)	Sell	4,170	SGD	10/16/12	3,397,905	—	71,538
South Korean Won (KRW)	Sell	9,800,000	KRW	10/15/12-12/20/12	8,799,274	—	244,303

						297,057	2,187,000
RBS Greenwich Capital:
Hungarian Forint (HUF)	Sell	1,860,000	HUF	12/27/12	8,291,181	—	704,540
New Turkish Lira (TRY)	Buy	11,860	TRY	10/30/12	6,571,074	33,840	—
New Turkish Lira (TRY)	Sell	28,370	TRY	10/15/12	15,751,862	—	287,848
Polish Zloty (PLZ)	Sell	11,430	PLZ	10/16/12-12/20/12	3,554,659	—	224,667
Russian Ruble (RUR)	Sell	33,100	RUR	11/30/12	1,049,123	1,199	—
Singapore Dollar (SGD)	Buy	11,090	SGD	10/16/12	9,036,635	312,671	—

						347,710	1,217,055
Standard Chartered Bank
Malaysian Ringgit (MYR)	Buy	21,920	MYR	11/30/12	7,121,161	124,261	—
State Street:
Mexican Nuevo Peso (MXN)	Sell	234,700	MXN	10/16/12	18,201,050	—	958,911
New Turkish Lira (TRY)	Sell	6,660	TRY	11/29/12	3,674,260	—	49,277
South African Rand (ZAR)	Sell	62,600	ZAR	10/16/12	7,504,266	—	118,183

						—	1,126,371

Total unrealized appreciation and depreciation						$4,299,570	$16,444,059

73	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Futures Contracts as of September 28, 2012 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 3 yr.	Sell	117	12/17/12	$13,412,381	$(51,269)
Australian Treasury Bonds, 10 yr.	Sell	16	12/17/12	2,106,010	(4,163)
CBOE Volatility Index	Sell	60	11/20/12	1,083,000	104,948
FTSE 100 Index	Sell	20	12/21/12	1,845,076	49,944
Japanese Yen (JPY)	Sell	45	12/17/12	7,218,000	22,635
SPI 200 Index	Sell	19	12/20/12	2,160,076	11,194
Standard & Poor’s 500 E-Mini Index	Sell	339	12/21/12	24,309,690	420,475
Standard & Poor’s 500 E-Mini Index	Buy	251	12/21/12	17,999,210	(312,410)
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	6	12/20/12	855,294	15,848
U.S. Treasury Long Bonds, 20 yr.	Buy	320	12/19/12	47,800,000	85,878
U.S. Treasury Long Bonds, 20 yr.	Sell	219	12/19/12	32,713,125	(15,010)
U.S. Treasury Nts., 2 yr.	Sell	1,089	12/31/12	240,158,531	(103,498)
U.S. Treasury Nts., 2 yr.	Buy	174	12/31/12	38,372,438	21,009
U.S. Treasury Nts., 5 yr.	Sell	130	12/31/12	16,202,266	(73,497)
U.S. Treasury Nts., 5 yr.	Buy	303	12/31/12	37,763,742	100,080
U.S. Treasury Nts., 10 yr.	Sell	1,412	12/19/12	188,479,938	(1,164,056)
U.S. Treasury Nts., 10 yr.	Buy	86	12/19/12	11,479,656	39,545
U.S. Treasury Ultra Bonds	Buy	197	12/19/12	32,548,094	17,631

					$(834,716)

Written Options as of September 28, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar (AUD) Futures, 12/17/12	Put	52	$101.000	10/8/12	$3,084	$(2,600)	$484
Australian Dollar (AUD) Futures, 12/17/12	Put	20	100.000	10/8/12	897	(200)	697
Australian Dollar (AUD) Futures, 12/17/12	Put	2	99.500	10/8/12	37	(10)	27
Brazilian Real (BRR)	Put	16,900,000	1USD per 2.130BRR	12/20/12	63,673	(44,285)	19,388
Brazilian Real (BRR)	Put	16,900,000	1USD per 2.130BRR	12/20/12	61,103	(44,285)	16,818
Brazilian Real (BRR)	Put	16,900,000	1USD per 2.130BRR	12/20/12	59,110	(44,285)	14,825
British Pound Sterling (GBP)	Put	5,082,035	1GBP per 1.400USD	9/11/13	39,061	(25,968)	13,093
British Pound Sterling (GBP)	Put	2,542,293	1GBP per 1.360USD	9/9/13	14,556	(6,328)	8,228
British Pounds Sterling (GBP)	Put	3,557,644	1GBP per 1.350USD	8/16/13	32,308	(5,752)	26,556
Candian Dollar (CAD) Futures, 12/18/12	Put	224	98.500	10/8/12	6,126	(2,240)	3,886
Candian Dollar (CAD) Futures, 12/18/12	Put	223	99.000	10/8/12	4,353	(2,230)	2,123
Euro (EUR)	Call	14,900,000	1EUR per 1.350USD	12/21/12	89,109	(43,399)	45,710
Euro (EUR)	Call	13,240,000	1EUR per 1.350USD	12/21/12	83,114	(38,564)	44,550
Euro (EUR) FX Futures, 12/17/12	Put	781	1.200	10/8/12	31,605	(4,881)	26,724
Euro (EUR) FX Futures, 12/17/12	Put	407	1.215	10/8/12	25,546	(2,544)	23,002
Euro (EUR) FX Futures, 12/17/12	Put	282	1.175	10/8/12	38,586	(1,763)	36,823
Euro (EUR) FX Futures, 12/17/12	Put	224	1.195	10/8/12	9,913	(1,400)	8,513

74	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Euro (EUR) FX Futures, 12/17/12	Put	213	$1.245		10/8/12	$6,921	$(3,994)	$2,927
Euro (EUR) FX Futures, 12/17/12	Put	207	1.250		10/8/12	7,438	(5,175)	2,263
Euro (EUR) FX Futures, 12/17/12	Put	187	1.230		10/8/12	25,727	(1,169)	24,558
Euro (EUR) FX Futures, 12/17/12	Put	114	1.205		11/12/12	16,821	(9,975)	6,846
Euro (EUR) FX Futures, 12/17/12	Put	102	1.175		11/12/12	44,419	(2,550)	41,869
Euro (EUR) FX Futures, 12/17/12	Put	102	1.175		12/10/12	69,873	(12,750)	57,123
Euro (EUR) FX Futures, 12/17/12	Put	92	1.210		12/10/12	34,901	(31,050)	3,851
Euro (EUR) FX Futures, 12/17/12	Put	32	1.270		10/8/12	7,570	(7,600)	(30)
Euro (EUR) FX Futures, 12/17/12	Put	25	1.240		10/8/12	703	(313)	390
Euro (EUR) FX Futures, 12/17/12	Put	14	1.255		10/8/12	1,058	(700)	358
Euro (EUR) FX Futures, 12/17/12	Put	13	1.180		10/8/12	630	(81)	549
Euro-Bundesobligation Futures, 12/6/12	Put	221	137.500	EUR	10/29/12	31,012	(25,560)	5,452
Euro-Bundesobligation Futures, 12/6/12	Put	110	136.000	EUR	10/29/12	4,109	(4,241)	(132)
Euro-Bundesobligation Futures, 12/6/12	Put	2	137.000	EUR	10/29/12	229	(154)	75
France (Republic of) Bonds, 3%, 4/25/22	Put	1,270,000	104.000	EUR	11/6/12	11,036	(6,360)	4,676
Hungarian Forint (HUF)	Call	9,370,000	1EUR per 295.000HUF		12/20/12	132,929	(142,014)	(9,085)
Japanese Yen (JPY)	Call	366,000,460	1USD per 72.000JPY		5/31/13	85,817	(29,225)	56,592
Japanese Yen (JPY)	Call	182,953,249	1USD per 72.000JPY		9/11/13	32,398	(26,656)	5,742
Japanese Yen (JPY)	Call	191,003,483	1USD per 75.000JPY		8/22/13	55,646	(47,199)	8,447
Japanese Yen (JPY)	Put	229,204,180	1USD per 90.000JPY		8/22/13	16,146	(7,898)	8,248
Japanese Yen (JPY)	Put	228,691,562	1USD per 90.000JP		9/11/13	12,400	(9,088)	3,312
Japanese Yen (JPY)	Put	482,917,273	1USD per 95.000JPY		5/31/13	22,217	(971)	21,246
Japanese Yen (JPY) Futures, 12/17/12	Put	268	123.500		10/8/12	5,755	(1,675)	4,080
Japanese Yen (JPY) Futures, 12/17/12	Put	204	121.000		10/8/12	24,833	(1,275)	23,558
Japanese Yen (JPY) Futures, 12/17/12	Put	114	125.500		10/8/12	18,461	(5,700)	12,761
Japanese Yen (JPY) Futures, 12/17/12	Put	100	124.000		10/8/12	4,659	(1,250)	3,409
Japanese Yen (JPY) Futures, 12/17/12	Put	40	123.000		11/12/12	4,937	(6,000)	(1,063)
Mexican Nuevo Peso (MXN)	Call	99,300,000	1USD per 12.500MXN		12/20/12	51,239	(46,057)	5,182
Mexican Nuevo Peso (MXN)	Call	99,300,000	1USD per 12.500MXN		12/20/12	52,710	(46,057)	6,653
Mexican Nuevo Peso (MXN)	Call	99,300,000	1USD per 12.500MXN		12/20/12	56,561	(46,057)	10,504
Russian Ruble (RUR)	Put	270,000,000	1USD per 34.000RUR		12/21/12	51,618	(25,985)	25,633
Russian Ruble (RUR)	Put	270,000,000	1USD per 34.000RUR		12/21/12	50,824	(25,985)	24,839
Russian Ruble (RUR)	Put	270,000,000	1USD per 34.000RUR		12/21/12	54,000	(25,985)	28,015
Russian Ruble (RUR)	Put	375,200,000	1USD per 38.000RUR		11/29/12	165,878	(315)	165,563
South African Rand (ZAR)	Call	86,825,000	1USD per 7.893ZAR		11/26/12	98,238	(61,199)	37,039
South African Rand (ZAR)	Call	63,200,000	1USD per 7.950ZAR		12/21/12	89,275	(71,321)	17,954
South African Rand (ZAR)	Call	63,200,000	1USD per 7.950ZAR		12/20/12	89,036	(70,802)	18,234

75	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
South African Rand (ZAR)	Call	63,200,000	1USD per 7.950ZAR		12/21/12	$88,838	$(71,321)	$17,517
South African Rand (ZAR)	Put	99,325,000	1USD per 9.023ZAR		11/21/12	134,855	(52,039)	82,816
South African Rand (ZAR)	Put	99,150,000	1USD per 9.013ZAR		11/26/12	145,768	(61,489)	84,279
South African Rand (ZAR)	Put	71,500,000	1USD per 9.000ZAR		12/21/12	89,613	(79,352)	10,261
South African Rand (ZAR)	Put	71,500,000	1USD per 9.000ZAR		12/20/12	89,296	(77,913)	11,383
South African Rand (ZAR)	Put	71,500,000	1USD per 9.000ZAR		12/21/12	93,943	(79,352)	14,591
South African Rand (ZAR)	Call	86,975,000	1USD per 7.900ZAR		11/21/12	79,378	(57,381)	21,997
Spain (Kingdom of) Bonds, 5.85%, 1/31/22	Put	635,000	95.800	EUR	10/4/12	21,221	(21,539)	(318)
Swedish Krona (SEK)	Put	119,000,000	1USD per 6.800SEK		12/20/12	122,325	(145,616)	(23,291)
Swedish Krona (SEK)	Put	119,000,000	1USD per 6.800SEK		12/20/12	134,575	(145,616)	(11,041)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	205	144.000		10/8/12	5,979	(6,406)	(427)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	204	146.000		10/8/12	13,536	(19,125)	(5,589)
U.S. Treasury Long Bonds Futures, 12/19/12	Put	204	144.000		10/15/12	11,745	(12,750)	(1,005)
U.S. Treasury Long Bonds Futures, 12/19/12	Call	4	149.000		10/1/12	3,494	(1,563)	1,931
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	578	139.000		10/29/12	28,045	(27,094)	951
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	372	140.000		10/29/12	21,571	(23,250)	(1,679)
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	204	140.000		11/26/12	53,906	(60,563)	(6,657)
U.S. Treasury Long Bonds, 20 yr. Futures, 12/19/12	Put	22	143.000		10/29/12	3,771	(3,781)	(10)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	916	129.500		10/29/12	33,861	(14,313)	19,548
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	428	130.500		10/29/12	19,472	(20,063)	(591)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	108	129.500		11/26/12	9,976	(11,813)	(1,837)
U.S. Treasury Nts., 10 yr. Futures, 12/19/12	Put	54	130.000		10/29/12	1,613	(1,688)	(75)

						$3,206,986	$(2,075,147)	$1,131,839

Credit Default Swap Contracts as of September 28, 2012 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria Senior Finance SAU:
UBS AG	Sell	125	EUR	3.0%	12/20/17	$4,874	$355	$5,229
UBS AG	Sell	125	EUR	3.0	12/20/17	5,012	216	5,228

	Total	250	EUR			9,886	571	10,457
Banco Santander SA
UBS AG	Sell	250	EUR	3.0	9/20/17	(901)	(8,426)	(9,327)

	Total	250	EUR			(901)	(8,426)	(9,327)
Barrick Gold Corp.
Goldman Sachs International	Buy	4,750		1.0	9/20/17	(133,750)	90,745	(43,005)

	Total	4,750				(133,750)	90,745	(43,005)

76	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Buy/Sell Reference Entity/ Swap Counterparty	Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Caterpillar, Inc.
Citibank NA	Buy	$4,800	1.0	9/20/17	$10,533	$(7,180)	$3,353

	Total	4,800			10,533	(7,180)	3,353
CDX Emerging Market Index, Series 17
Deutsche Bank AG	Buy	5,260	5.0	6/20/17	685,261	(671,921)	13,340

	Total	5,260			685,261	(671,921)	13,340
Dell, Inc.
Goldman Sachs International	Buy	4,800	1.0	12/20/17	(361,560)	348,676	(12,884)

	Total	4,800			(361,560)	348,676	(12,884)
Devon Energy Corp.
Goldman Sachs International	Buy	4,800	1.0	12/20/17	54,464	(55,015)	(551)

	Total	4,800			54,464	(55,015)	(551)
Expedia, Inc.
Credit Suisse International	Sell	4,750	1.0	9/20/17	153,428	(134,074)	19,354

	Total	4,750			153,428	(134,074)	19,354
Gap, Inc. (The)
Bank of America NA	Sell	4,750	1.0	9/20/17	242,910	(95,379)	147,531

	Total	4,750			242,910	(95,379)	147,531
Halliburton Co.
Credit Suisse International	Buy	4,750	1.0	9/20/17	25,520	(84,052)	(58,532)

	Total	4,750			25,520	(84,052)	(58,532)
Hungary (Republic of)
Barclays Bank plc	Sell	3,280	1.0	12/20/17	416,486	(431,650)	(15,164)

	Total	3,280			416,486	(431,650)	(15,164)
Istanbul Bond Co. SA for Finansbank AS
Morgan Stanley Capital Services, Inc.	Sell	3,100	1.3	3/24/13	—	(14,551)	(14,551)

	Total	3,100			—	(14,551)	(14,551)
M.D.C. Holdings, Inc.
Deutsche Bank AG	Sell	4,750	1.0	9/20/17	140,066	(39,553)	100,513

	Total	4,750			140,066	(39,553)	100,513
Peru (Republic of)
Deutsche Bank AG	Buy	1,800	1.0	12/20/17	(4,282)	8,866	4,584

	Total	1,800			(4,282)	8,866	4,584

77	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Sherwin-Williams Co. (The)
Deutsche Bank AG	Sell	$4,750		1.0	9/20/17	$(85,601)	$105,501	$19,900

	Total	4,750				(85,601)	105,501	19,900
SLM Corp.
Deutsche Bank AG	Sell	4,750		5.0	9/20/17	(133,727)	325,465	191,738

	Total	4,750				(133,727)	325,465	191,738
Spain (Kingdom of):
Goldman Sachs International	Buy	630	EUR	1.0	9/20/22	(101,013)	111,430	10,417
Goldman Sachs International	Buy	630	EUR	1.0	12/20/22	(125,138)	125,340	202
UBS AG	Buy	250	EUR	1.0	9/20/17	(19,067)	24,153	5,086

	Total	1,510	EUR			(245,218)	260,923	15,705
					Grand Total Buys	30,968	(108,958)	(77,990)
					Grand Total Sells	742,547	(292,096)	450,451

				Total Credit Default Swaps		$773,515	$(401,054)	$372,461

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currency:

EUR	Euro

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	500,000	EUR	$—	A-to BBB+
Investment Grade Single Name Corporate Debt	$14,250,000		$—	A to BBB-
Non-Investment Grade Single Name Corporate Debt	$12,600,000		$—	BB+
Non-Investment Grade Sovereign Debt	$3,280,000		$—	BB+

Total EUR	500,000		$—

Total USD	$30,130,000		$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

78	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Interest Rate Swap Contracts as of September 28, 2012 are as follows:

Interest Rate/Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Bank of America NA	10,140	BRR	BZDI	8.090%	1/2/15	$(9,472)
Deutsche Bank AG	17,370	BRR	BZDI	8.080	1/2/15	(19,614)
Goldman Sachs International	29,320	BRR	BZDI	7.650	1/2/14	(2,862)
Goldman Sachs International	21,700	BRR	BZDI	8.640	1/2/17	(59,993)
Goldman Sachs International	11,550	BRR	BZDI	8.080	1/2/15	(9,342)

Total	90,080	BRR				(101,283)
Six-Month AUD BBR BBSW:
Bank of America NA	1,895	AUD	Six-Month AUD BBR BBSW	3.680	9/28/22	4,432
Barclays Bank plc	5,780	AUD	Six-Month AUD BBR BBSW	4.029	7/3/22	(196,925)

Total	7,675	AUD				(192,493)
Six-Month EUR EURIBOR
Barclays Bank plc	4,710	EUR	Six-Month EUR EURIBOR	1.734	10/2/22	—

Total	4,710	EUR				—
Six-Month JPY BBA LIBOR
Barclays Bank plc	472,000	JPY	0.786%	Six-Month JPY BBA LIBOR	10/2/22	(4,213)

Three-Month CAD BA CDOR:
Bank of America NA	6,220	CAD	1.538	Three-Month CAD BA CDOR	8/13/13	(19,682)
Bank of America NA	2,485	CAD	1.590	Three-Month CAD BA CDOR	8/7/14	(14,336)
Bank of America NA	5,010	CAD	2.530	Three-Month CAD BA CDOR	9/24/22	(180,962)
Bank of America NA	10,000	CAD	2.610	Three-Month CAD BA CDOR	9/21/22	(442,097)

Total where Fund pays a fixed rate	23,715	CAD				(657,077)
Bank of America NA	1,275	CAD	Three-Month CAD BA CDOR	2.079	7/11/22	(2,265)
Bank of America NA	1,275	CAD	Three-Month CAD BA CDOR	2.010	7/25/22	(11,182)

Total where fund pays a variable rate	2,550	CAD				(13,447)

Total	26,265	CAD				(670,524)
Three-Month USD BBA LIBOR:
Citibank NA	5,060		0.819	Three-Month USD BBA LIBOR	9/17/17	(16,476)
Bank of America NA	1,200		1.550	Three-Month USD BBA LIBOR	7/27/22	11,102
Bank of America NA	1,225		1.621	Three-Month USD BBA LIBOR	7/13/22	1,823

Total where Fund pays a fixed rate	7,485					(3,551)

Barclays Bank plc	5,870		Three-Month USD BBA LIBOR	2.358	11/2/21	458,594

Total where fund pays a variable rate	5,870					458,594

Total	13,355					455,043

					Total Interest Rate Swaps	$(513,470)

79	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
EURIBOR	Euro Interbank Offered Rate

Total Return Swap Contracts as of September 28, 2012 are as follows:

Reference Entity/Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities:
Citibank NA	4,334	AUD	One-Month AUD BBA LIBOR plus 50 basis points, and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/8/13	$69,777
Citibank NA	4,326	CAD	One-Month CAD BA CDOR plus 30 basis points, and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/6/13	98,837
Goldman Sachs International	23,945		One-Month USD BBA LIBOR plus 18 basis points, and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	9/9/13	462,071

80	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Reference Entity/Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Goldman Sachs International	$3,224		One-Month USD BBA LIBOR plus 25 basis points, and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	9/9/13	$21,173
Goldman Sachs International	33,552	HKD	One-Month HKD HIBOR HKAB plus 40 basis points, and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	9/12/13	346,526
Morgan Stanley & Co. International plc	1,398	GBP	One-Month GBP BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/10/13	17,502

				Reference Entity Total		1,015,886

HANG SENG Index Futures Contract expiring 10/30/12
Goldman Sachs International	38,346	HKD	If positive, the Total Return of the HANG SENG Index Futures Contract expiring 10/30/12	If negative, the absolute value of the Total Return of the HANG SENG Index Futures Contract expiring 10/30/12	11/6/12	(35,120)

IBOVESPA Futures Contract expiring 10/17/12
Goldman Sachs International	1,522		If positive, the Total Return of the IBOVESPA Futures Contract expiring 10/17/12	If negative, the absolute value of the Total Return of the IBOVESPA Futures Contract expiring 10/17/12	10/18/12	(83,917)

				Total of Total Return Swaps		896,849

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
GBP	British Pounds Sterling
HKD	Hong Kong Dollar

Abbreviations are as follows:

BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
IBOVESPA	Index of stocks that trade on the SAO Paulo, mercantile & Futures Exchange

81	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Volatility Swaps as of September 28, 2012 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
AUD/CHF Spot Exchange Rate:
Bank of America NA	50	AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 9/26/12 to 10/29/12	7.450%	10/31/12	$(7,562)
Credit Suisse International	52	AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 9/20/12 to 10/22/12	7.500	10/24/12	33,628
JPMorgan Chase Bank NA	49	AUD	The Historic Volatility of the mid AUD/CHF spot exchange rate during the period 9/25/12 to 10/25/12	7.150	10/29/12	(10,324)

				Reference Entity Total		15,742

EUR/CHF Spot Exchange Rate:
Credit Suisse International	33	EUR	The Historic Volatility of the mid EUR/CHF spot exchange rate during the period 9/19/12 to 10/18/12	3.500	10/22/12	37,161
Morgan Stanley Capital Services, Inc.	33	EUR	The Historic Volatility of the mid EUR/CHF spot exchange rate during the period 9/18/12 to 10/18/12	3.700	10/22/12	46,181

				Reference Entity Total		83,342

EUR/JPY Spot Exchange Rate
Morgan Stanley Capital Services, Inc.	32	EUR	10.250%	The Historic Volatility of the mid EUR/JPY spot exchange rate during the period 9/14/12 to 10/17/12	10/19/12	(8,432)
EUR/NZD Spot Exchange Rate
Goldman Sachs Bank USA	34	EUR	The Historic Volatility of the mid EUR/NZD spot exchange rate during the period 9/13/12 to 10/15/12	6.900	10/17/12	(64,215)

82	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Reference Entity/Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
GBP/CAD Spot Exchange Rate:
Bank of America NA	21	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 9/28/12 to 10/31/12	$5.600	11/2/12	—
Credit Suisse International	20	GBP	The Historic Volatility of the mid GBP/CAD spot exchange rate during the period 9/27/12 to 10/30/12	5.700	11/1/12	(6,091)

				Reference Entity Total		(6,091)

GBP/CHF Spot Exchange Rate
JPMorgan Chase Bank NA	22	GBP	The Historic Volatility of the mid GBP/CHF spot exchange rate during the period 9/6/12 to 10/8/12	6.500	10/10/12	41,797
GBP/JPY Spot Exchange Rate:
Bank of America NA	22	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 9/5/12 to 10/4/12	8.050	10/9/12	(75,576)
BNP Paribas	22	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 9/4/12 to 10/4/12	8.300	10/9/12	(59,302)
Goldman Sachs International	22	GBP	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 8/30/12 to 10/2/12	8.650	10/4/12	(29,996)

Total where Fund pays a variable rate	66	GBP				(164,874)

Deutsche Bank AG	22	GBP	8.550	The Historic Volatility of the mid GBP/JPY spot exchange rate during the period 8/31/12 to 10/2/12	10/4/12	(40,101)

Total where Fund pays a fixed rate	22	GBP				(40,101)

	88	GBP		Reference Entity Total		(204,975)

JPY/EUR Spot Exchange Rate
JPMorgan Chase Bank NA	32	EUR	10.500	The Historic Volatility of the mid JPY/EUR spot exchange rate during the period 9/17/12 to 10/17/12	10/19/12	(59,233)
NZD/CHF Spot Exchange Rate
Morgan Stanley Capital Services, Inc.	83	NZD	The Historic Volatility of the mid NZD/CHF spot exchange rate during the period 9/12/12 to 10/11/12	7.250	10/15/12	(186,357)

83	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Reference Entity/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
USD/SEK Spot Exchange Rate:
Deutsche Bank AG	56	9.575	The Historic Volatility of the mid USD/SEK spot exchange rate during the period 9/10/12 to 10/10/12	10/12/12	$67,363
JPMorgan Chase Bank NA	56	9.600	The Historic Volatility of the mid USD/SEK spot exchange rate during the period 9/7/12 to 10/9/12	10/11/12	57,971

				Reference Entity Total	125,334

				Total Volatility Swaps	$(263,088)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
EUR	Euro
GBP	British Pounds Sterling
NZD	New Zealand Dollar

Abbreviations/Definitions are as follows:

CAD	Canadian Dollar
CHF	Swiss Franc
JPY	Japanese Yen
SEK	Swedish Krona

Swap Summary as of September 28, 2012 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value

Bank of America NA:
	Credit Default Sell Protection	$4,750		$(95,379)
	Interest Rate	1,895	AUD	4,432
	Interest Rate	10,140	BRR	(9,472)
	Interest Rate	26,265	CAD	(670,524)
	Interest Rate	2,425		12,925
	Volatility	50	AUD	(7,562)
	Volatility	43	GBP	(75,576)

				(841,156)

Barclays Bank plc:
	Credit Default Sell Protection	3,280		(431,650)
	Interest Rate	5,780	AUD	(196,925)
	Interest Rate	4,710	EUR	—
	Interest Rate	472,000	JPY	(4,213)
	Interest Rate	5,870		458,594

				(174,194)

84	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
BNP Paribas	Volatility	22	GBP	(59,302)
Citibank NA:
	Credit Default Buy Protection	$4,800		$(7,180)
	Interest Rate	5,060		(16,476)
	Total Return	4,334	AUD	69,777
	Total Return	4,326	CAD	98,837

				144,958

Credit Suisse International:
	Credit Default Buy Protection	4,750		(84,052)
	Credit Default Sell Protection	4,750		(134,074)
	Volatility	52	AUD	33,628
	Volatility	33	EUR	37,161
	Volatility	20	GBP	(6,091)

				(153,428)

Deutsche Bank AG:
	Credit Default Buy Protection	7,060		(663,055)
	Credit Default Sell Protection	14,250		391,413
	Interest Rate	17,370	BRR	(19,614)
	Volatility	22	GBP	(40,101)
	Volatility	56		67,363

				(263,994)

Goldman Sachs Bank USA	Volatility	34	EUR	(64,215)

Goldman Sachs International:
	Credit Default Buy Protection	1,260	EUR	236,770
	Credit Default Buy Protection	14,350		384,406
	Interest Rate	62,570	BRR	(72,197)
	Total Return	71,898	HKD	311,406
	Total Return	28,691		399,327
	Volatility	22	GBP	(29,996)

				1,229,716

JPMorgan Chase Bank NA:
	Volatility	49	AUD	(10,324)
	Volatility	32	EUR	(59,233)
	Volatility	22	GBP	41,797
	Volatility	56		57,971

				30,211

85	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Morgan Stanley & Co. International plc	Total Return	1,398	GBP	$17,502
Morgan Stanley Capital Services, Inc.:
	Credit Default Sell Protection	3,100		(14,551)
	Volatility	65	EUR	37,749
	Volatility	83	NZD	(186,357)

				(163,159)

UBS AG:
	Credit Default Buy Protection	250	EUR	24,153
	Credit Default Sell Protection	500	EUR	(7,855)

				16,298

		Total Swaps		$(280,763)

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NZD	New Zealand Dollar

As of September 28, 2012, the Fund had entered into the following written swaption contracts:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY.18:
Goldman Sachs International	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	$21,825	10/18/12	$118,837	$(367,506)	$(248,669)
Goldman Sachs International	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	43,625	12/20/12	272,089	(388,843)	(116,754)

86	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	$21,830	10/18/12	$105,897	$(367,590)	$(261,693)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	43,620	12/20/12	237,511	(418,397)	(180,886)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	21,830	12/20/12	121,026	(313,519)	(192,493)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	21,805	10/18/12	99,300	(359,281)	(259,981)
UBS AG	Index Credit Default Swaption (European);Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	21,800	10/18/12	79,853	(356,457)	(276,604)
UBS AG	Index Credit Default Swaption (European);Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	21,800	10/18/12	133,808	(534,243)	(400,435)

		Total where Fund pays a fixed rate			1,168,321	(3,105,836)	(1,937,515)

87	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on CDX.NA.HY.18; Received: 5%; Termination Date: 6/20/17	Index Credit Default Swap; Pay Floating	$21,735		12/20/12	$90,374	$(90,780)	$(406)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on CDX.NA.HY.18; Received: 5%; Termination Date: 6/20/17	Index Credit Default Swap; Pay Floating	43,620		12/20/12	168,417	(188,931)	(20,514)

		Total where Fund pays a floating rate				258,791	(279,711)	(20,920)

					Total	1,427,112	(3,385,547)	(1,958,435)

CDX.NA.IG.18
Barclays Bank plc	Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on CDX.NA.IG.18; Termination Date: 6/20/17	Index Credit Default Swap; Pay Fixed	6,310		12/20/12	16,406	(23,484)	(7,078)
Six-Month EUR EURIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.204%; Received: Six-Month EUR EURIBOR; Termination Date: 8/28/44	Interest Rate Swap; Pay Fixed	1,265	EUR	8/27/14	138,559	(102,010)	36,549
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.71%; Received: Six-Month EUR EURIBOR; Termination Date: 11/17/42	Interest Rate Swap; Pay Fixed	14,850	EUR	11/16/12	805,251	(276,668)	528,583

88	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.65%; Received: Six-Month EUR EURIBOR; Termination Date: 12/1/42	Interest Rate Swap; Pay Fixed	14,900	EUR	11/30/12	$750,380	$(250,796)	$499,584

						1,694,190	(629,474)	1,064,716

Six-Month GBP BBA LIBOR
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 3.231%; Received: Six-Month GBP BBA LIBOR; Termination Date: 2/14/43	Interest Rate Swap; Pay Fixed	500	GBP	2/15/13	49,596	(57,636)	(8,040)
Three-Month CAD BA CDOR
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.1025%; Termination Date: 1/16/23	Interest Rate Swap; Pay Floating	3,180	CAD	1/17/13	66,129	(54,860)	11,269
Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.2825%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/11/22	Interest Rate Swap; Pay Fixed	20,095		10/9/12	476,252	(1,091,980)	(615,728)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 1.40%; Received: Three-Month USD BBA LIBOR; Termination Date: 1/26/23	Interest Rate Swap; Pay Fixed	40,865		7/25/13	347,353	(253,747)	93,606

89	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid 1.405%; Received: Three-Month USD BBA LIBOR; Termination Date: 8/6/23	Interest Rate Swap; Pay Fixed	$40,930	8/5/13	$485,703	$(265,166)	$220,537
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 1.30%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/26/23	Interest Rate Swap; Pay Fixed	40,995	7/25/13	409,950	(175,425)	234,525
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 2.90%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/13/22	Interest Rate Swap; Pay Fixed	68,830	11/9/12	621,191	(890,179)	(268,988)

			Total where Fund pays a fixed rate		2,340,449	(2,676,497)	(336,048)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.0675%; Termination Date: 1/30/23	Interest Rate Swap; Pay Floating	32,705	1/29/13	402,272	(248,964)	153,308
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.50%; Termination Date: 9/3/23	Interest Rate Swap; Pay Floating	20,395	9/3/13	336,518	(257,227)	79,291
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.45%; Termination Date: 3/11/43	Interest Rate Swap; Pay Floating	10,155	3/8/13	116,783	(65,466)	51,317

90	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.15%; Termination Date: 11/29/22	Interest Rate Swap; Pay Floating	$25,490	11/28/12	$127,450	$(42,636)	$84,814
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.135%; Termination Date: 1/30/23	Interest Rate Swap; Pay Floating	65,410	1/29/13	619,760	(408,324)	211,436
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.935%; Termination Date: 9/30/20	Interest Rate Swap; Pay Floating	20,017	9/29/15	512,445	(531,328)	(18,883)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.50%; Termination Date: 4/27/22	Interest Rate Swap; Pay Floating	20,515	4/26/17	681,481	(466,257)	215,224
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.40%; Termination Date: 3/18/43	Interest Rate Swap; Pay Floating	15,230	3/15/13	274,902	(124,628)	150,274
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.875%; Termination Date: 9/24/20	Interest Rate Swap; Pay Floating	28,560	9/23/13	347,004	(313,582)	33,422

91	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.45%; Termination Date: 3/18/43	Interest Rate Swap; Pay Floating	$11,170	3/15/13	$172,018	(78,926)	$93,092
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.50%; Termination Date: 3/4/43	Interest Rate Swap; Pay Floating	15,230	3/1/13	213,220	(75,746)	137,474

				Total where Fund pays a floating rate	3,803,853	(2,613,084)	1,190,769

				Total	6,144,302	(5,289,581)	854,721

Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/14/22	Interest Rate Swap; Pay Fixed	17,090ZAR	11/20/12	22,519	(58,066)	(35,547)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 11/19/22	Interest Rate Swap; Pay Fixed	17,265ZAR	12/19/12	22,751	(65,032)	(42,281)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 7%; Received: Three-Month ZAR JIBAR SAFEX; Termination Date: 12/18/22	Interest Rate Swap; Pay Fixed	17,000ZAR	11/13/12	22,009	(56,200)	(34,191)

					67,279	(179,298)	(112,019)

			Total Written Swaptions		$9,465,014	$(9,619,880)	$(154,866)

92	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
ZAR	South African Rand

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
CDX.NA.HY.18	Markit CDX North American High Yield
CDX.NA.IG.18	Markit CDX North American Investment Grade High Volatility
EURIBOR	Euro Interbank Offered Rate
JIBAR	South Africa Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange

Notes to Statement of Investments

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to

93	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 28, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$609,596,587
Sold securities	130,494,696

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

94	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of September 28, 2012 is as follows:

Cost	$27,617,624
Market Value	$6,973,790
Market Value as a % of Net Assets	0.29%

Investment in Oppenheimer Global Allocation Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities in the annual and semiannual reports and the Fund’s Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

95	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

96	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

97	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a

98	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

99	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,445,849	$—	$1,445,849
Asset-Backed Securities	—	58,332,363	12,281,300	70,613,663
Corporate Loans	—	27,057,871	4,250,313	31,308,184
Mortgage-Backed Obligations	—	854,995,176	—	854,995,176
U.S. Government Obligations	—	101,605,121	—	101,605,121
Foreign Government Obligations	—	686,598,325	—	686,598,325
Corporate Bonds and Notes	—	633,089,174	1,178,044	634,267,218
Preferred Stocks	—	4,010,442	—	4,010,442
Common Stocks	—	3,317,860	166,817	3,484,677
Rights, Warrants and Certificates	—	—	420	420
Structured Securities	—	75,030,619	36,387	75,067,006
Options Purchased	1,028,691	6,285,750	—	7,314,441
Swaptions Purchased	—	7,943,979	—	7,943,979
Investment Companies	37,196,116	374,028,525	—	411,224,641

Total Investments, at Value	38,224,807	2,833,741,054	17,913,281	2,889,879,142
Other Financial Instruments:
Appreciated swaps, at value	—	2,477,264	—	2,477,264
Depreciated swaps, at value	—	439,421	—	439,421
Futures margins	299,271	—	—	299,271
Foreign currency exchange contracts	—	4,299,570	—	4,299,570

Total Assets	$38,524,078	$2,840,957,309	$17,913,281	$2,897,394,668

100	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$—	$—	$—
Appreciated swaps, at value	—	(948,107)	—	(948,107)
Depreciated swaps, at value	—	(2,249,341)	—	(2,249,341)
Appreciated swaptions written, at value	—	(3,460,428)	—	(3,460,428)
Depreciated swaptions, written, at value	—	(6,159,452)	—	(6,159,452)
Appreciated options written, at value	(164,209)	(1,278,873)	—	(1,443,082)
Depreciated options written, at value	(177,280)	(454,785)	—	(632,065)
Futures margins	(267,581)	—	—	(267,581)
Foreign currency exchange contracts	—	(16,444,059)	—	(16,444,059)

Total Liabilities	$(609,070)	$(30,995,045)	$—	$(31,604,115)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Corporate Bonds and Notes	$—	$(792,000)	$792,000	$—
Preferred Stocks	2,968,560	—	—	(2,968,560)
Common Stocks	208,932	—	—	(208,932)

Total Assets	$3,177,492	$(792,000)	$792,000	$(3,177,492)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.
**	Transferred from Level 2 to Level 3 because of the lack of observable market data.

101	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between

102	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of September 28, 2012, the

103	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $22,943,398, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $1,791,088 as of September 28, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of September 28, 2012 the Fund has required certain counterparties to post collateral of $349,731.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of September 28, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $11,252,433 for which the Fund has posted collateral of $14,065,204. If a contingent feature would have been triggered as of September 28, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

104	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended September 28, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $3,056,797 and $6,361,133, respectively.

105	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

106	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $288,921,496 and $293,892,212 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

107	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $3,312,547 and $1,120,963 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $621,801 and $972,368 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

108	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Written option activity for the period ended September 28, 2012 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of December 30, 2011	115,871,391,682	$2,007,763	134,242,404,666	$1,464,690
Options written	37,145,457,511	4,523,254	7,430,092,696	12,777,163
Options closed or expired	(143,105,626,997)	(4,926,416)	(136,518,459,260)	(11,583,235)
Options exercised	(8,472,455,000)	(516,819)	(2,313,255,445)	(539,414)

Options outstanding as of September 28, 2012	1,438,767,196	$1,087,782	2,840,782,657	$2,119,204

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they

109	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

110	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the period ended September 28, 2012, the Fund had ending monthly average notional amounts of $47,307,905 and $40,585,501 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended September 28, 2012, the Fund had ending monthly average notional amounts of $32,005,490 and $72,328,115 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

111	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the period ended September 28, 2012, the Fund had ending monthly average notional amounts of $50,007,152 and $9,356,952 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swaps. A currency swap is an agreement between counterparties to exchange different currencies equivalent to the notional value at contract inception and reverse the exchange of the same notional values of those currencies at contract termination. The contract may also include periodic exchanges of cash flows based on a specified index or interest rate.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts seek to decrease exposure to foreign exchange rate risk.

For the period ended September 28, 2012, the Fund had ending monthly average notional amounts of $220,000 on currency swaps.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of September 28, 2012, the Fund had no such currency swap agreements outstanding.

112	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended September 28, 2012, the Fund had ending monthly average notional amounts of $138,903 and $569,199 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed

113	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

114	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and/or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $6,251,275 and $8,104,951 on purchased and written swaptions, respectively.

Written swaption activity for the period ended September 28, 2012 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of December 30, 2011	385,315,000	$8,188,797
Swaptions written	3,642,027,387	25,129,218
Swaptions closed or expired	(3,134,965,000)	(23,506,099)
Swaptions exercised	(39,935,000)	(346,902)

Swaptions outstanding as of September 28, 2012	852,442,387	$9,465,014

115	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* (Unaudited)

Restricted Securities

As of September 28, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$2,874,577,461
Federal tax cost of other investments	(356,967,387)

Total federal tax cost	$2,517,610,074

Gross unrealized appreciation	$127,747,394
Gross unrealized depreciation	(112,830,080)

Net unrealized appreciation	$14,917,314

116	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS September 28, 2012* / Unaudited

	Shares	Value
Common Stocks–95.3%
Consumer Discretionary–10.4%
Automobiles–1.3%
Ford Motor Co.	10,050	$99,093
Household Durables–0.5%
Newell Rubbermaid, Inc.	1,930	36,844
Media–3.0%
Comcast Corp., Cl. A	5,010	179,208
Viacom, Inc., Cl. B	720	38,585

		217,793
Multiline Retail–3.4%
Target Corp.	3,910	248,168
Specialty Retail–2.2%
Lowe’s Cos., Inc.	5,370	162,389
Consumer Staples–10.1%
Beverages–4.7%
Coca-Cola Co. (The)	3,120	118,342
Molson Coors Brewing Co., Cl. B, Non-Vtg.	2,710	122,085
PepsiCo, Inc.	1,510	106,863

		347,290
Food & Staples Retailing–2.2%
Walgreen Co.	4,520	164,709
Food Products–1.0%
Kellogg Co.	1,420	73,357
Household Products–2.2%
Church & Dwight Co., Inc.	1,620	87,464
Procter & Gamble Co.	1,070	74,215

		161,679
Energy–10.6%
Energy Equipment & Services–1.0%
Baker Hughes, Inc.	1,690	76,439
Oil, Gas & Consumable Fuels–9.6%
Apache Corp.	710	61,394
Chevron Corp.	3,540	412,622
Exxon Mobil Corp.	2,554	233,563

		707,579
Financials–20.1%
Capital Markets–3.0%
BlackRock, Inc., Cl. A	400	71,320
Goldman Sachs Group, Inc. (The)	1,280	145,510

		216,830
Commercial Banks–9.1%
M&T Bank Corp.	1,890	179,852
PNC Financial Services Group, Inc.	2,240	141,344
SunTrust Banks, Inc.	4,030	113,928
Wells Fargo & Co.	6,830	235,840

		670,964
Diversified Financial Services–0.5%
Citigroup, Inc.	1,150	37,628
Insurance–7.5%
ACE Ltd.	2,340	176,904
Marsh & McLennan Cos., Inc.	6,310	214,098
MetLife, Inc.	2,060	70,988
Travelers Cos., Inc. (The)	1,290	88,055

		550,045
Health Care–15.1%
Health Care Equipment & Supplies–2.0%
Baxter International, Inc.	2,460	148,240
Health Care Providers & Services–7.1%
Humana, Inc.	4,630	324,794
UnitedHealth Group, Inc.	3,580	198,368

		523,162
Pharmaceuticals–6.0%
Merck & Co., Inc.	5,760	259,776
Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,450	184,274

		444,050
Industrials–8.9%
Aerospace & Defense–3.5%
Honeywell International, Inc.	4,350	259,912
Construction & Engineering–1.3%
Quanta Services, Inc.[1]	3,870	95,589
Industrial Conglomerates–2.1%
Tyco International Ltd.	2,680	150,777
Machinery–1.0%
AGCO Corp.[1]	930	44,156
Navistar International Corp.[1]	1,350	28,472

		72,628
Trading Companies & Distributors–1.0%
AerCap Holdings NV1	6,010	75,125
Information Technology–8.2%
Communications Equipment–3.9%
Cisco Systems, Inc.	7,510	143,366
Juniper Networks, Inc.[1]	8,160	139,618

		282,984
Computers & Peripherals–1.1%
Apple, Inc.	120	80,071
Electronic Equipment, Instruments & Components–1.0%
TE Connectivity Ltd.	2,140	72,781
Semiconductors & Semiconductor Equipment–2.2%
Analog Devices, Inc.	1,950	76,420

1	OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Xilinx, Inc.	2,630	$87,868

		164,288
Materials–4.4%
Chemicals–2.6%
Celanese Corp., Series A	940	35,635
Mosaic Co. (The)	2,650	152,666

		188,301
Containers & Packaging–1.8%
Rock-Tenn Co., Cl. A	1,870	134,977
Telecommunication Services–3.8%
Diversified Telecommunication Services–3.8%
AT&T, Inc.	2,952	111,290
Verizon Communications, Inc.	3,680	167,698

		278,988
Utilities–3.7%
Electric Utilities–2.3%
American Electric Power Co., Inc.	2,140	94,032
Edison International	1,620	74,018

		168,050
Multi-Utilities–1.4%
NiSource, Inc.	1,620	41,278
Public Service Enterprise Group, Inc.	1,960	63,073

		104,351

Total Common Stocks (Cost $6,185,274)		7,015,081
Investment Company–5.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $372,638)	372,638	372,638
Total Investments, at Value (Cost $6,557,912)	100.4%	7,387,719
Liabilities in Excess of Other Assets	(0.4)	(30,282)

Net Assets	100.0%	$7,357,437

Footnotes to Statement of Investments

*	September 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.
1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 30, 2011ª	Gross Additions	Gross Reductions	Shares September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	374,186	3,056,578	3,058,126	372,638

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$372,638	$486

a.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See accompanying Notes.

3.	Rate shown is the 7-day yield as of September 28, 2012.

2	OPPENHEIMER VALUE FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Quarterly and Annual Periods. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

3	OPPENHEIMER VALUE FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

4	OPPENHEIMER VALUE FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

5	OPPENHEIMER VALUE FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$764,287	$—	$—	$764,287
Consumer Staples	747,035	—	—	747,035
Energy	784,018	—	—	784,018
Financials	1,475,467	—	—	1,475,467
Health Care	1,115,452	—	—	1,115,452
Industrials	654,031	—	—	654,031
Information Technology	600,124	—	—	600,124
Materials	323,278	—	—	323,278
Telecommunication Services	278,988	—	—	278,988
Utilities	272,401	—	—	272,401
Investment Company	372,638	—	—	372,638

Total Assets	$7,387,719	$—	$—	$7,387,719

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are

6	OPPENHEIMER VALUE FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where

7	OPPENHEIMER VALUE FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

8	OPPENHEIMER VALUE FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

During the period ended September 28, 2012, the Fund had an ending monthly average market value of $894 and $124 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

As of September 28, 2012, the Fund had no outstanding written or purchased options.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 28, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

9	OPPENHEIMER VALUE FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Federal tax cost of securities	$6,673,527

Gross unrealized appreciation	$846,331
Gross unrealized depreciation	(132,139)

Net unrealized appreciation	$714,192

10	OPPENHEIMER VALUE FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/28/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/12/2012